AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 1999

                                                       REGISTRATION NOS. 2-93538
                                                                       811-04116
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 48

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 49

                        (CHECK APPROPRIATE BOX OR BOXES)

                                ----------------


                               PHOENIX-ZWEIG TRUST


               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ----------------

               900 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK        10022
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                      C/O ZWEIG/GLASER SHAREHOLDER SERVICES

                                 (800) 272-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ----------------

                               PAMELA S. SINOFSKY
                               COMPLIANCE OFFICER
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ----------------



          It is proposed that this filing will become effective (check appropriate box)
          |X| immediately upon filing pursuant to paragraph (b)
          [ ] on           pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(i)
          [ ] on           pursuant to paragraph (a)(i) [ ] 75 days after filing
              pursuant to paragraph (a)(ii)

          [ ] on           pursuant to paragraph (a)(ii) of Rule 485.
          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                               PHOENIX-ZWEIG TRUST

                  Cross Reference Sheet Pursuant to Rule 495(a)

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary; Investment
                                                                        Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
             INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
              INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET
           FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF
                          THIS REGISTRATION STATEMENT.

Phoenix Investment Partners

                              Prospectus

                                               May 1, 1999



-------- Zweig

         Phoenix-Zweig
         Government Cash Fund
         Class M Shares




                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information that you should know
                                       before investing in the PhoenixZweig
                                       Government Cash Fund Class M Shares.

[logo] PHOENIX
       INVESTMENT PARTNERS

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      Phoenix-Zweig Trust
                         Investment Risk and Return Summary...............................................     1
                      Phoenix-Zweig Appreciation Fund
                         Investment Risk and Return Summary...............................................     4
                         Fund Expenses....................................................................     7
                      Phoenix-Zweig Foreign Equity Fund
                         Investment Risk and Return Summary...............................................     9
                         Fund Expenses....................................................................    12
                      Phoenix-Zweig Government Cash Fund
                         Investment Risk and Return Summary...............................................    14
                         Fund Expenses....................................................................    16
                      Phoenix-Zweig Government Fund
                         Investment Risk and Return Summary...............................................    18
                         Fund Expenses....................................................................    20
                      Phoenix-Zweig Growth & Income Fund
                         Investment Risk and Return Summary...............................................    22
                         Fund Expenses....................................................................    25
                      Phoenix-Zweig Managed Assets
                         Investment Risk and Return Summary...............................................    27
                         Fund Expenses....................................................................    30
                      Phoenix-Zweig Strategy Fund

                         Investment Risk and Return Summary...............................................    32
                         Fund Expenses....................................................................    34
                      Management of the Funds.............................................................    36
                      Pricing of Fund Shares..............................................................    38
                      Sales Charges.......................................................................    39
                      Your Account........................................................................    42
                      How to Buy Shares...................................................................    43
                      How to Sell Shares..................................................................    43
                      Things You Should Know When Selling Shares..........................................    44
                      Account Policies....................................................................    45
                      Investor Services...................................................................    47
                      Tax Status of Distributions.........................................................    47
                      Financial Highlights................................................................    49
                      Additional Information..............................................................    68


PHOENIX-ZWEIG TRUST
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


THE TRUST

There are seven Phoenix-Zweig mutual funds. Together they make up the Phoenix-Zweig Trust (the "Trust").


THE FUNDS

The seven funds that make up the Trust are: Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), Phoenix-Zweig Foreign Equity Fund (the "Foreign Equity Fund"), Phoenix-Zweig Government Cash Fund (the "Government Cash Fund"), Phoenix-Zweig Government Fund (the "Government Fund"), Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets") and Phoenix-Zweig Strategy Fund (the "Strategy Fund"), each a "fund" and together, the "funds". Each fund has its own investment policies designed to help you achieve your goals.



INVESTMENT OBJECTIVES


Each of the funds (except the Government and Government Cash Funds) strives to increase the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. The Growth & Income Fund, in addition to seeking capital appreciation, strives to provide income as a secondary objective. Managed Assets strives to increase the value of your investment from capital appreciation, dividends and interest. Managed Assets' objective may be changed without shareholder approval.


There is no guarantee that the funds will achieve their objectives.


PRINCIPAL INVESTMENT STRATEGIES


[arrow] The fund's adviser, Zweig/Glaser Advisers LLC, is responsible for managing each fund's investment program, selecting specific securities for the fund and maintaining the general operations of the fund.

[arrow] The subadviser, Zweig Consulting LLC, determines what percentage of the funds' assets should be allocated to stocks, bonds and cash equivalents. Dr. Martin E. Zweig, President of Zweig Consulting LLC, developed the asset allocation strategy that he and his team employ. Dr. Zweig has been a regular panelist on PBS television's Wall $treet Week with Louis Rukeyser for 25 years and, in 1992, was inducted into the program's Hall of Fame. He is also the author of the books Winning on Wall Street, The ABCs of Market Forecasting and Winning with New IRAs.

                                                           Phoenix-Zweig Trust 1

[arrow] The subadviser's investment approach relies on fundamental and technical indicators to measure the risk and reward characteristics of the stock and bond markets. The three main groups of indicators are:

         [bullet] Monetary indicators, including the trend of interest rates;
                  Federal Reserve policy, commodity prices, and industrial production;

         [bullet] Sentiment indicators, including mutual funds' cash-to-assets ratio, foreign buying and selling, and volume of initial and secondary public offerings; and


         [bullet] Momentum indicators, including new highs and lows, up-volume-to-down volume, and divergences between large- and small-company stocks.

         As the indicators point to increasing levels of market risk, the funds may gradually reduce their market exposure. Not all of the funds' assets may be fully invested throughout bull and bear markets, but, instead, some profits may be left "on the table" as a strategy to limit losses. As a result, the funds may not keep pace with all-equity benchmarks or fully-invested stock funds during bull markets. While the funds attempt to limit losses, it is not possible to eliminate risk entirely.


[arrow] Except for the Government Cash Fund, in managing each fund's exposure to changing stock and bond prices or altering each fund's asset mix, the adviser may employ any type of future or option related to its investments. Transaction costs normally will be lower than purchasing or selling a related security or index, since futures or options require lower margin deposits, currently 2% to 5% of the position size, than securities. The fund may maintain a futures position should the index future reflect a better price than purchasing the underlying security.


[arrow] Each fund, with the exception of the Government Cash Fund, may sell a security or future short when the adviser believes that the price of the security or future may decline or the reduction of portfolio exposure to changing securities prices will be better accomplished than by selling the securities themselves. The adviser cannot guarantee successfully avoiding losses from such declines. The Foreign Equity Fund and Managed Assets may purchase or trade in currencies or currency exchange contracts, as well as securities and futures.

[arrow] As part of their investment strategy, the funds may engage in active and frequent trading of portfolio securities to achieve their objectives. This may result in a higher portfolio turnover rate than that of other mutual funds. High portfolio turnover rates may increase costs to the funds and may negatively affect the funds. (A portfolio turnover rate in excess of 100% may be deemed to be high.) They may also increase capital gains distributions, which may result in greater tax liability to you.


In addition to the above strategies, each fund has its own investment strategies that you should note as you read through the following "Principal Investment Strategies" sections.

2 Phoenix-Zweig Trust

PRINCIPAL RISKS

If you invest in these funds, you risk that you may lose your investment.


GENERAL


The funds' focus is capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the funds' investments that support your share value can decrease as well as increase. Decreases can occur for a number of reasons, including changing economic, industry and market conditions. If, between the time you purchase shares and the time you sell shares, the value of the fund's investments decreases, you will lose money. In addition, specific companies chosen for fund investment may fail to perform as the adviser expects despite positive or negative economic, industry, and market trends.

Investments in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Futures and options involve market risk in excess of their value. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing the transaction cost.

The liquidity of the futures and options market in part determines their value. Should liquidity be adversely affected by market factors, then the price differential of the future or option may result in a loss. The lower margin deposits may attract more speculators and result in price distortions.

For all funds, except the Government Cash Fund, should the adviser decide to sell a security short, it may result in increased trading, which may result in increased transaction costs for the fund, including brokerage commissions. It may also result in realization of net short-term capital gains taxable as ordinary income to shareholders.


The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the fund.


In addition to these general risks of investing in the funds, there are several specific risks that you should note as you read through each fund's "Principal Risks" section.

                                                           Phoenix-Zweig Trust 3

PHOENIX-ZWEIG APPRECIATION FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest in a diversified portfolio of small company and larger-company stocks. The fund attempts to capitalize on smaller companies' volatile markets whose ups and downs may contribute to substantial gains.


[arrow] The portfolio managers select up to 700 small-company stocks primarily from the 2,000 stocks immediately after the 1,000 largest stocks based on market capitalization or trading volume. These 2,000 stocks have a market capitalization ranging from $262 million to $1.5 billion or an average trading volume of approximately $3.3 million.

         Generally, anticipated price increases, trading volume and market capitalization form the basis for security choices.


[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to capitalize on such growth.


[arrow] The fund may invest in U.S. government securities with maturities of five years or less. In choosing among such securities, the manager focuses on interest rate levels when attempting to anticipate the profitability of the bonds.


[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.



PRINCIPAL RISKS

Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller capitalization stocks also may be subject to varying patterns of trading volume and may, at times, be difficult to sell.


4 Phoenix-Zweig Appreciation Fund

Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities prices. Securities prices may not increase as anticipated, and the fund may experience a loss.

Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk decreasing the value of your investment.


Generally, when interest rates rise, the value of bonds declines, and the value of your investment may decrease as well.


In addition to price fluctuations based on changes in interest rates, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.


                                               Phoenix-Zweig Appreciation Fund 5

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Appreciation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                 9.5
     1993                14.7
     1994                -1.8
     1995                24.0
     1996                15.4
     1997                23.8
     1998                -1.0


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 15.0% (quarter ending December 31, 1998) and the lowest return for a quarter was (20.6)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was (8.70)%.


-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns                                                 Life of the Fund(2)
                                             One          Five      ---------------------------------------------
   (for the periods ending 12/31/98)(1)      Year         Years      Class A    Class B    Class C     Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                           (6.4)%        10.2%       11.3%       --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                           (6.6)%         --          --        10.2%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                           (2.9)%        10.7%        --         --        10.5%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                           (0.7)%         --          --         --          --        13.3%
-----------------------------------------------------------------------------------------------------------------
   Russell 2000 Index(3)                    (2.6)%        11.9%       14.6%      11.0%      12.6%       11.8%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A Shares since October 7, 1991, Class B shares since April 8, 1996, Class C Shares since February 4, 1992 and Class I Shares since November 1, 1996.

(3) The Russell 2000 Index is an unmanaged, commonly used measure of mid-cap to small-cap stock performance on a weighted basis. The index's performance does not reflect sales charges.


6 Phoenix-Zweig Appreciation Fund

Fund Expenses
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C      CLASS I
                                                             SHARES        SHARES        SHARES       SHARES
                                                             ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.50%         None          None         None
Maximum Deferred Sales Charge (load) (as a percentage of      None(a)       5%(b)        1.25%(c)      None
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested             None          None          None         None
Dividends
Redemption Fee                                                None          None          None         None
Exchange Fee                                                  None          None          None         None

                                                         ------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C      CLASS I
                                                             SHARES        SHARES        SHARES       SHARES
                                                             ------        ------        ------       ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees (d)                    0.30%         1.00%         1.00%          N/A
Other Expenses                                               0.22%         0.22%         0.22%         0.22%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.52%         2.22%         2.22%         1.22%
                                                             ====          ====          ====          ====

----------

(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               Phoenix-Zweig Appreciation Fund 7

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $696                 $1,004                 $1,333                $2,263
-----------------------------------------------------------------------------------------------------------------

   Class B                      $725                   $994                 $1,390                $2,295

-----------------------------------------------------------------------------------------------------------------

   Class C                      $350                   $694                  $1,190               $2,554

-----------------------------------------------------------------------------------------------------------------
   Class I                      $124                   $387                   $670                $1,477
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $696                 $1,004                 $1,333                $2,263
-----------------------------------------------------------------------------------------------------------------

   Class B                      $225                   $694                 $1,190                $2,295

-----------------------------------------------------------------------------------------------------------------

   Class C                      $225                   $694                  $1,190               $2,554

-----------------------------------------------------------------------------------------------------------------
   Class I                      $124                   $387                   $670                $1,477
-----------------------------------------------------------------------------------------------------------------


8 Phoenix-Zweig Appreciation Fund

PHOENIX-ZWEIG FOREIGN EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund will invest at least 65% of its assets in foreign equity securities.


[arrow] Currently, securities are selected from approximately 22 countries. The subadviser may change asset and/or geographic allocations among countries if their market capitalizations or economic growth change.


[arrow] Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.


PRINCIPAL RISKS


Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. The securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.


Foreign transactions may result in higher transaction costs due to: generally higher commission rates; foreign taxes withheld on dividends and interest withheld prior to receipt by the fund; investment or exchange control regulations; and potential restrictions on the flow of international capital.

The European conversion to the common currency called the "Euro" may adversely affect fund securities. For example, market uncertainties, increased price transparency, and shifting pricing information in the European markets may expose the fund's investments to increased risk and volatility.

                                             Phoenix-Zweig Foreign Equity Fund 9

Foreign securities, as well as the issuers of those securities, held by the fund may not be registered with nor subject to the reporting requirements of the U.S. Securities and Exchange Commission.


Securities prices may not increase as anticipated by the adviser. Moreover, the value of your shares may decrease if conditions are worse than expected in the overall economy, whether foreign or domestic, or specific industries or companies in which the fund invests.


Currency exchange contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. In addition, some futures and forward exchange currency contracts are customized financial contracts between two parties which subject them to the additional risk that the counterparty will not meet its obligations. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.


10 Phoenix-Zweig Foreign Equity Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Foreign Equity Fund. The bar chart shows the Class A Shares performance.(1) The table shows how the fund's average annual return compares to that of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1998                9.1



(1) The fund's average annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.4% (quarter ending March 31, 1998) and the lowest return for a quarter was (13.3)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was 4.28%.



-----------------------------------------------------------------------------------------------------------------
                                                                          Life of the Fund(2)
    Average Annual Total Returns              One          ------------------------------------------------------
   (for the periods ending 12/31/98)(1)       Year          Class A       Class B       Class C       Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                             3.1%           3.8%           --            --            --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                             2.9%            --           3.6%           --            --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                             6.9%            --            --           8.5%           --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                             9.3%            --            --            --           9.6%
-----------------------------------------------------------------------------------------------------------------
   Morgan Stanley World (excluding U.S.)     19.1%          14.7%         14.7%         14.7%         14.7%
   Index(3)
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A, B, C and I Shares since November 21, 1997.

(3) The Morgan Stanley World Index is an unmanaged, commonly used measure of foreign stock fund performance which includes net dividends reinvested. The index does not reflect sales charges.


                                            Phoenix-Zweig Foreign Equity Fund 11

Fund Expenses
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C      CLASS I
                                                             SHARES        SHARES        SHARES       SHARES
                                                             ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.50%         None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of      None(b)       5%(c)        1.25%(d)       None
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------
                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              1.00%         1.00%         1.00%         1.00%
Distribution and Service (12b-1) Fees (e)                    0.30%         1.00%         1.00%          N/A
Other Expenses                                               2.70%         2.70%         2.70%         2.70%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                     4.00%         4.70%         4.70%         3.70%
                                                             ====          ====          ====          ====

----------

(a) The adviser had voluntarily undertaken to limit the expenses of the fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees, and extraordinary expenses) to 1.50% of its average net assets through April 30,1999. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) were 1.80% for Class A Shares, 2.50% for Class B Shares, 2.50% for Class C Shares, and 1.50% for Class I Shares.

(b) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.


(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


12 Phoenix-Zweig Foreign Equity Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $930                 $1,701                 $2,488                $4,524
-----------------------------------------------------------------------------------------------------------------

   Class B                      $971                 $1,716                 $2,568                $4,569

-----------------------------------------------------------------------------------------------------------------

   Class C                      $596                 $1,416                 $2,368                $4,771

-----------------------------------------------------------------------------------------------------------------
   Class I                      $372                 $1,132                 $1,911                $3,950
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $930                 $1,701                 $2,488                $4,524
-----------------------------------------------------------------------------------------------------------------

   Class B                      $471                 $1,416                 $2,368                $4,569

-----------------------------------------------------------------------------------------------------------------

   Class C                      $471                 $1,416                 $2,368                $4,771

-----------------------------------------------------------------------------------------------------------------
   Class I                      $372                 $1,132                 $1,911                $3,950
-----------------------------------------------------------------------------------------------------------------




                                            Phoenix-Zweig Foreign Equity Fund 13

PHOENIX-ZWEIG GOVERNMENT CASH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES


[arrow]  The goal of the fund is to maintain a stable share price of $1.00.

[arrow]  The fund invests exclusively in the following instruments:


         [bullet] short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

         [bullet] repurchase agreements collateralized by such securities.

         U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.


[arrow] Money market instruments selected for investment have remaining maturities of less than 397 days and have an average weighted portfolio maturity of not greater than 90 days.



PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.

Delays in payment or losses may result if the other party to a repurchase agreement defaults or becomes bankrupt.

Generally, when interest rates rise, the value of bonds declines, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being invested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.



14 Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows Class A Shares performance from year to year over the life of the fund.(1) The table shows the fund's average annual returns for one year and over the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1995                5.1
     1996                4.8
     1997                5.0
     1998                4.9


(1) During the period shown in the chart above, the highest return for a quarter was 1.3% (quarter ending June 30, 1995) and the lowest return for a quarter was 1.1% (quarter ending December 31, 1998). Year to date performance through March 31, 1999 was 1.1%.



----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)                  One Year                    Life of the Fund(2)
----------------------------------------------------------------------------------------------------------------
   Class A Shares                                           4.9%                             4.8%
----------------------------------------------------------------------------------------------------------------

   Class B Shares                                          (0.8)%                            1.2%

----------------------------------------------------------------------------------------------------------------

   Class C Shares                                           3.7%                             4.8%

----------------------------------------------------------------------------------------------------------------
   Class I Shares                                           5.2%                             5.2%
----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B and Class C Shares.


(2) Class A and C Shares since May 1, 1994, Class B Shares since April 8, 1996, and Class I Shares since November 1, 1996. Class M Shares are covered in a separate prospectus.



The fund's Class A Shares 7-day yield on December 31, 1998 was 4.41%.



                                           Phoenix-Zweig Government Cash Fund 15

Fund Expenses
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 None          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of      None          5%(b)       1.25%(c)        None
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested             None          None          None          None
Dividends
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.50%         0.50%         0.50%         0.50%
Distribution and Service (12b-1) Fees (d)                    0.30%         1.00%         0.30%          N/A
Other Expenses                                               0.50%         2.20%         0.58%         0.97%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)                     1.30%         3.70%         1.38%         1.47%
                                                             ====          ====          ====          ====

(a) The adviser has voluntarily undertaken to limit expenses (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until December 31, 1999 to 0.35% of the fund's average net assets. Total Annual Fund Operating Expenses after expense reimbursement (if applicable) are 0.65% for Class A Shares, 1.35% for Class B Shares, 0.65% for Class C Shares, and 0.35% for Class I Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


16 Phoenix-Zweig Government Cash Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $132                  $412                   $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                      $872                 $1,432                 $2,111                $3,162

-----------------------------------------------------------------------------------------------------------------
   Class C                      $266                  $437                   $755                 $1,657
-----------------------------------------------------------------------------------------------------------------
   Class I                      $150                  $465                   $803                 $1,757
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $132                  $412                   $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                      $372                 $1,132                 $1,911                $3,162

-----------------------------------------------------------------------------------------------------------------
   Class C                      $141                  $437                   $755                 $1,657
-----------------------------------------------------------------------------------------------------------------
   Class I                      $150                  $465                   $803                 $1,757
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Funds" for information about expense reimbursement.



                                           Phoenix-Zweig Government Cash Fund 17

PHOENIX-ZWEIG GOVERNMENT FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest primarily in U.S. Government and agency securities of all maturities, repurchase agreements collateralized by U.S. Government and agency securities, and also debt securities issued or guaranteed by the U.S. Treasury or a U.S. Government agency or instrumentality.


[arrow] U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels. A bond's duration measures its sensitivity to changes in interest rates. Typically, the longer the duration, the greater the debt security's price movement will be as interest rates change. The fund alters its mix of short-, medium-, and long-term holdings to minimize such interest rate risk.



PRINCIPAL RISKS


Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk losing the value of your investment and receipt of current income. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.

The longer the duration of a bond, the greater the bond's price movement will be as interest rates change. Generally as interest rates rise, the value of the bonds declines, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.



18 Phoenix-Zweig Government Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a ten-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1989                12.5
     1990                 6.1
     1991                14.4
     1992                 4.5
     1993                10.4
     1994                -2.8
     1995                13.3
     1996                 0.4
     1997                 8.4
     1998                 8.9



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the ten-year period shown in the chart above, the highest return for a quarter was 13.1% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.9)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was (1.83)%.



---------------------------------------------------------------------------------------------------------------
                                                                                 Life of the Fund(2)
   Average Annual Total Returns           One       Five       Ten    -----------------------------------------
   (for the periods ending 12/31/98)(1)   Year      Years     Years    Class A    Class B   Class C   Class I
---------------------------------------------------------------------------------------------------------------

   Class A Shares(4)                      3.7%       4.4%      6.9%       7.1%       --       --        --

---------------------------------------------------------------------------------------------------------------
   Class B Shares                         2.8%        --        --         --       6.1%      --        --
---------------------------------------------------------------------------------------------------------------
   Class C Shares                         7.1%       4.9%       --         --        --      5.8%       --
---------------------------------------------------------------------------------------------------------------
   Class I Shares                         9.3%        --        --         --        --       --       9.9%
---------------------------------------------------------------------------------------------------------------
   Lehman Brothers                       13.5%       9.3%     11.5%       9.7%      9.5%     8.1%      9.7%
   Government Bond Index(3)
---------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A Shares since March 25, 1985, Class B Shares since April 8, 1996, Class C Shares since February 4, 1992, and Class I Shares since July 14, 1997.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged, commonly used measure of total return performance of short maturity government securities. The index does not reflect sales charges nor allow for direct investment.

(4) Zweig/Glaser assumed responsibility for managing the fund on September 1, 1989.


                                                Phoenix-Zweig Government Fund 19

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                4.75%          None          None          None
Maximum Deferred Sales Charge (load) (as a percentage of     None(a)        5%(b)        1.25%(c)       None
the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.60%         0.60%         0.60%         0.60%
Distribution and Service (12b-1) Fees (d)                    0.30%         1.00%         0.75%          N/A
Other Expenses                                               0.42%         0.42%         0.42%         0.42%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.32%         2.02%         1.77%         1.02%
                                                             ====          ====          ====          ====

----------

(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


20 Phoenix-Zweig Government Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------

   Class B                      $705                  $934                  $1,288                $2,084

-----------------------------------------------------------------------------------------------------------------
   Class C                      $305                  $557                    $959                $2,084
-----------------------------------------------------------------------------------------------------------------
   Class I                      $104                  $325                    $563                $1,248
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------

   Class B                      $205                  $634                  $1,088                $2,084

-----------------------------------------------------------------------------------------------------------------
   Class C                      $180                  $557                    $959                $2,084
-----------------------------------------------------------------------------------------------------------------

   Class I                      $104                  $325                    $563                $1,248

-----------------------------------------------------------------------------------------------------------------


                                                Phoenix-Zweig Government Fund 21

PHOENIX-ZWEIG GROWTH & INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest in up to 300 stocks divided approximately equally between those chosen for their:

         [bullet] growth characteristics, which include positive earnings momentum and above-average earnings; and

         [bullet] income characteristics, which include above-average dividend yields and favorable dividend growth.

[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.


[arrow] The fund may invest in U.S. government securities with maturities of five years or less. In choosing among such securities, the manager focuses on interest rate levels when attempting to anticipate the profitability of the bonds.


[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.


PRINCIPAL RISKS

Small and mid-sized capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. As a result, their volatile markets may contribute to greater investment risk. They may be more vulnerable to downturns in industry, economy, or related markets.


Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities prices. Securities prices may not increase as anticipated, and the fund may experience a loss.


Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a


22 Phoenix-Zweig Growth & Income Fund
result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Should the issuer default in its obligations or go bankrupt, you risk decreasing the value of your investment.


Generally, when interest rates rise, the value of bonds declines, and the value of your investment may decrease as well.


In addition to price fluctuations based on changes in interest rates, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.


                                           Phoenix-Zweig Growth & Income Fund 23

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Growth & Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1997                23.1
     1998                -1.6



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.5% (quarter ending December 31, 1998) and the lowest return for a quarter was (18.5)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was (5.90)%.



-------------------------------------------------------------------------------------------------------------------
                                                                          Life of the Fund(2)
    Average Annual Total Returns             One          --------------------------------------------------------
   (for the periods ending 12/31/98)(1)      Year          Class A       Class B       Class C        Class I
-------------------------------------------------------------------------------------------------------------------
   Class A Shares                           (7.0)%          6.9%            --            --             --
-------------------------------------------------------------------------------------------------------------------
   Class B Shares                           (7.2)%           --            6.9%           --             --
-------------------------------------------------------------------------------------------------------------------
   Class C Shares                           (3.6)%           --             --           9.0%            --
-------------------------------------------------------------------------------------------------------------------
   Class I Shares                           (1.3)%           --             --            --            10.1%
-------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                         28.6%          28.4%          28.4%         28.4%           28.4%
-------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A, B, C and I Shares since November 26, 1996.

(3) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The index does not reflect sales charges.


24 Phoenix-Zweig Growth & Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.50%         None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of      None(a)       5%(b)        1.25%(c)       None

the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.75%         0.75%         0.75%         0.75%

Distribution and Service (12b-1) Fees (d)                    0.30%         1.00%         1.00%          N/A

Other Expenses                                               0.51%         0.51%         0.51%         0.51%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.56%         2.26%         2.26%         1.26%
                                                             ====          ====          ====          ====


----------

(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                Phoenix-Zweig Growth & Income 25

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $700                 $1,016                 $1,353                $2,304
------------------------------------------------------------------------------------------------------------------

   Class B                      $729                 $1,007                 $1,410                $2,337

------------------------------------------------------------------------------------------------------------------

   Class C                      $354                   $706                 $1,210                $2,595

------------------------------------------------------------------------------------------------------------------
   Class I                      $128                   $400                  $692                 $1,523
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $700                 $1,016                 $1,353                $2,304
------------------------------------------------------------------------------------------------------------------

   Class B                      $229                   $706                 $1,210                $2,337

------------------------------------------------------------------------------------------------------------------

   Class C                      $229                   $706                 $1,210                $2,595

------------------------------------------------------------------------------------------------------------------
   Class I                      $128                   $400                  $692                 $1,523
------------------------------------------------------------------------------------------------------------------




26 Phoenix-Zweig Growth & Income Fund

PHOENIX-ZWEIG MANAGED ASSETS
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

[arrow]  The fund allocates its assets among domestic and foreign


         [bullet] stocks,

         [bullet] bonds,

         [bullet] short-term debt instruments,

         [bullet] currencies and

         [bullet] currency-related instruments.


[arrow] The fund may invest up to 50% of its assets in foreign securities that are not publicly traded in the United States, but not more than 15% of its assets in any one foreign country. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund may attempt to cash in on such growth.

[arrow] The fund may invest up to 60% of its assets in foreign and domestic bonds of all maturities. The adviser considers the bond's ratings, interest rate levels and the market's perception of the issuer when attempting to anticipate the profitability of the bonds. A bond's duration measures its sensitivity to changes in interest rates. The manager can attempt to minimize the risks associated with bond maturity duration by altering the mix of short-, medium- and long-term bonds.


[arrow] The fund may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index and in investment companies that invest in the securities of a particular country.


[arrow] Up to 200 stocks will be selected from among approximately 750 domestic stocks that the portfolio manager considers to be comparable in market capitalization and liquidity to the stocks in the Standard & Poor's 500 Index.


[arrow] Forward currency exchange contracts, options and futures related to foreign currencies, and securities indexed to foreign currencies may be included in the fund's portfolio to take advantage of currency fluctuations. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. They may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies.

[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock

                                                 Phoenix-Zweig Managed Assets 27
index or Treasury futures. These "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.


PRINCIPAL RISKS


Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. The securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.


Foreign transactions may result in higher transaction costs due to: generally higher commission rates; foreign taxes withheld on dividends and interest withheld prior to receipt by the fund; investment or exchange control regulations; and potential restrictions on the flow of international capital.

The European conversion to the common currency called the "Euro" may adversely affect fund securities. For example, market uncertainties, increased price transparency, and shifting pricing information in the European markets may expose the fund's investments to increased risk and volatility.

Foreign securities, as well as the issuers of those securities, held by the fund may not be registered with nor subject to the reporting requirements of the U.S. Securities and Exchange Commission.


Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities prices. Securities prices may not increase as anticipated, and the fund may experience a loss.

Investing in other investment companies brings in other investment managers and service providers adding another layer of expenses and reducing the portfolio manager's direct control. Other investment professionals will apply their own financial strategies that may result in a loss.

The longer the duration, the greater the bond's price movement will be as interest rates change. Should interest rates rise, the value of the bonds will decline, and the value of your investment may decrease as well.


In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.

28 Phoenix-Zweig Managed Assets

Currency exchange contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected. In addition, some futures and forward exchange currency contracts are customized financial contracts between two parties which subject them to the additional risk that the counterparty will not meet its obligations. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.


PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix-Zweig Managed Assets. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic omitted]

CASLENDAR YEAR      ANNUAL RETURN (%)
     1994                -2.9
     1995                16.3
     1996                 9.8
     1997                15.5
     1998                14.9



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.6% (quarter ending March 31, 1998) and the lowest return for a quarter was 4.2% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was 1.20%.


-----------------------------------------------------------------------------------------------------------------
                                                                                Life of the Fund(2)
   Average Annual Total Returns              One          Five      ---------------------------------------------
   (for the periods ending 12/31/98)(1)      Year         Years      Class A    Class B    Class C     Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                             8.6%         9.2%       9.8%        --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                             8.4%         --          --        12.6%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                            12.6%         9.7%        --         --        10.1%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                            15.2%         --          --         --          --        16.3%
-----------------------------------------------------------------------------------------------------------------
   50/50 Blend Index(3)                      16.0%        10.7%       11.8%      13.0%      11.8%       13.9%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A and Class C Shares since February 8, 1993, Class B Shares since April 8, 1996, and Class I Shares from November 1, 1996.

(3) The 50/50 Blend of the Morgan Stanley Country Index-World and the Salomon Currency Hedged World Government Bond Index is an unmanaged but commonly used measure of stock and bond total return performance. The index does not reflect sales charges.


                                                 Phoenix-Zweig Managed Assets 29

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.50%         None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of      None(a)       5%(b)        1.25%(c)       None

the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              1.00%         1.00%         1.00%         1.00%

Distribution and Service (12b-1) Fees (d)                    0.30%         1.00%         1.00%          N/A

Other Expenses                                               0.21%         0.21%         0.21%         0.21%
                                                             ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.51%         2.21%         2.21%         1.21%
                                                             ====          ====          ====          ====

----------


(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



30 Phoenix-Zweig Managed Assets

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $695                 $1,001                 $1,328                $2,252
------------------------------------------------------------------------------------------------------------------

   Class B                      $724                   $991                 $1,385                $2,285

------------------------------------------------------------------------------------------------------------------
   Class C                      $349                   $691                 $1,185                $2,544
------------------------------------------------------------------------------------------------------------------
   Class I                      $123                   $384                   $665                $1,466
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $695                 $1,001                 $1,328                $2,252
------------------------------------------------------------------------------------------------------------------

   Class B                      $224                   $691                 $1,185                $2,285

------------------------------------------------------------------------------------------------------------------
   Class C                      $224                   $691                 $1,185                $2,544
------------------------------------------------------------------------------------------------------------------
   Class I                      $123                   $384                   $665                $1,466
------------------------------------------------------------------------------------------------------------------



                                                 Phoenix-Zweig Managed Assets 31

PHOENIX-ZWEIG STRATEGY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund will invest in primarily mid-sized and large company stocks. Up to 300 highly ranked stocks will be selected from the 1,000 most liquid stocks that:

         [bullet] the portfolio manager considers to be comparable to the stocks included in the Standard & Poor's 500 Index;

         [bullet] have a minimum market capitalization of at least $400 million;
                  and

         [bullet] have an average daily trading volume of 50,000 shares or $425 million of total assets.

[arrow] The fund may invest up to 15% of its net assets in foreign securities that are not publicly traded in the United States. Since foreign countries may offer potentially more growth than the U.S. as new markets or industries open, the fund can attempt to capitalize on such growth.


[arrow] Temporary Defensive Strategy: When declines in the indices occur, or when attempting to reduce fluctuations in net asset value, the manager may reduce market exposure by gradually selling securities and buying money market instruments or by selling stock index or Treasury futures. These "cash" or "cash equivalents" may include commercial paper, short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.



PRINCIPAL RISKS

Mid-sized capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. As a result, their volatile markets may contribute to greater investment risk. They may be more vulnerable to downturns in industry, economy, or related markets.


Gains generally depend on the ability of the adviser to anticipate correctly an increase in securities prices. Securities prices may not increase as anticipated, and the fund may experience a loss.

Foreign investments include added risks of political and economic uncertainty, as well as less public information about investments, that may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



32 Phoenix-Zweig Strategy Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Strategy Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1990                -2.2
     1991                23.4
     1992                 7.6
     1993                15.0
     1994                 1.1
     1995                25.1
     1996                13.0
     1997                18.1
     1998                -1.9


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 13.1% (quarter ending December 31, 1998) and the lowest return for a quarter was (19.9)% (quarter ending September 30, 1998). Year to date performance through March 31, 1999 was (2.23)%.


-----------------------------------------------------------------------------------------------------------------
                                                                                Life of the Fund(2)
   Average Annual Total Returns              One          Five      ---------------------------------------------
   (for the periods ending 12/31/98)(1)      Year         Years      Class A    Class B    Class C     Class I
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                           (7.3)%        9.4%         9.9%       --          --         --
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                           (7.5)%         --          --         6.8%        --         --
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                           (3.9)%        9.8%         --         --        10.0%        --
-----------------------------------------------------------------------------------------------------------------
   Class I Shares                           (1.7)%         --          --         --          --        10.1%
-----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(3)                         28.6%        24.1%        17.9%      30.1%      19.9%       31.6%
-----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.


(2) Class A Shares since December 29, 1989, Class B Shares since April 8, 1996, Class C Shares since February 4, 1992, and Class I Shares since November 1, 1996.

(3) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The index does not reflect sales charges.


                                                  Phoenix-Zweig Strategy Fund 33

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 5.50%         None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of      None(a)       5%(b)        1.25%(c)       None

the lesser of the value redeemed or the amount invested)
Maximum Sales Charge (load) Imposed on Reinvested                                                       None
Dividends                                                     None          None          None
Redemption Fee                                                None          None          None          None
Exchange Fee                                                  None          None          None          None

                                                         ---------------------------------------------------------

                                                             CLASS A       CLASS B       CLASS C       CLASS I
                                                             SHARES        SHARES        SHARES        SHARES
                                                             ------        ------        ------        ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.75%        0.75%         0.75%         0.75%

Distribution and Service (12b-1) Fees (d)                     0.30%        1.00%         1.00%          N/A

Other Expenses                                                0.19%        0.19%         0.19%         0.19%
                                                              ----         ----          ----          ----
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.24%        1.94%         1.94%         0.94%
                                                              ====         ====          ====          ====

----------


(a) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares--Reduced Sales Charges" in the Statement of Additional Information.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


34 Phoenix-Zweig Strategy Fund

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $669                  $922                  $1,194                $1,967
------------------------------------------------------------------------------------------------------------------

   Class B                      $697                  $909                  $1,247                $1,198

------------------------------------------------------------------------------------------------------------------
   Class C                      $322                  $609                  $1,047                $2,264
------------------------------------------------------------------------------------------------------------------
   Class I                       $96                  $300                   $520                 $1,155
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $669                  $922                  $1,194                $1,967
------------------------------------------------------------------------------------------------------------------

   Class B                      $197                  $609                  $1,047                $1,198

------------------------------------------------------------------------------------------------------------------
   Class C                      $197                  $609                  $1,047                $2,264
------------------------------------------------------------------------------------------------------------------
   Class I                       $96                  $300                   $520                 $1,155
------------------------------------------------------------------------------------------------------------------



                                                  Phoenix-Zweig Strategy Fund 35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS


Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of December 31, 1998, Zweig/Glaser was managing twelve funds with net assets of approximately $2.6 billion and acting as administrator to two closed-end funds with more than $1.4 billion in assets. Zweig/Glaser has been managing funds since September 1989.

Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

Subject to the direction of the Trust's Board of Trustees, Zweig/Glaser is responsible for managing the funds' investment program, selecting specific securities for the funds, and maintaining the general operations of the funds. Zweig/Glaser manages the funds' assets to conform with the investment policies as described in this prospectus.

The funds pay Zweig/Glaser a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following annual rates.


-----------------------------------------------------------------------------------------------------------------

                             Appreciation Fund,
                               Managed Assets,       Growth & Income
                                     and                   and                                  Government
                             Foreign Equity Fund     Strategy Funds       Government Fund        Cash Fund

-----------------------------------------------------------------------------------------------------------------

   Management Fee                   1.00%                 0.75%                0.60%               0.50%

-----------------------------------------------------------------------------------------------------------------


Zweig Consulting LLC ("Zweig Consulting"), a New York limited liability company, acts as the investment subadviser for the funds and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of the Trust and of Zweig Consulting. Dr. Zweig and his associates determine the asset allocation strategy for all of the Phoenix-Zweig mutual funds, except the Government Cash Fund. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio managers select the specific securities for each fund.

Zweig/Glaser pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per year, allocated monthly.

The adviser has voluntarily agreed to assume operating expenses of the Government Cash Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses) until December 31, 1999 to the extent that such expenses exceed 0.35% of the average annual net assets of that fund.


36 Phoenix-Zweig Trust

During the funds' last fiscal year, the funds paid total management fees of $20,835,087.


The total advisory fees as a percentage of the aggregate net assets of certain of the funds are greater than that for most mutual funds; however, the Trustees have determined that they are comparable to fees charged by other mutual funds whose investment objectives are similar to those of the funds.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the funds are made by a team of managers and analysts. The team leaders, which include David Katzen, Carlton Neel and Beth Abraham, are primarily responsible for the day-to-day investment decisions related to the funds.

David Katzen has been the portfolio manager for the Strategy Fund, Appreciation Fund and Growth & Income Fund since their inceptions. Mr. Katzen is a Senior Vice President of the Trust. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.


Carlton Neel has been the portfolio manager for Managed Assets and Government Fund since July 5, 1995 and for the Foreign Equity Fund since its inception. Mr. Neel is a First Vice President of the Trust. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.


Beth Abraham has been the portfolio manager for the Government Cash Fund and an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS


The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000.


The major systems that would impact the funds with respect to the year 2000 are those of the transfer agent and custodian. The fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.


                                                          Phoenix-Zweig Trust 37

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:


         [bullet] adding the values of all securities and other assets of the fund,

         [bullet] subtracting liabilities, and

         [bullet] dividing the result by the total number of outstanding shares of the fund.

The Government Cash Fund attempts to stabilize the net asset value of its shares at $1.00 and uses the amortized cost method (which approximates market value) to value its securities.


Asset Value: The funds' investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign forward currency contracts are valued using forward currency exchange rates supplied by a quotation service. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time) and as of 2:00 PM eastern time for the Government Cash Fund. Trading of securities held by the funds in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).



AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time), or 2:00 PM eastern time for the Government Cash Fund, will be executed based on that day's net asset value. Shares credited to your account

38 Phoenix-Zweig Trust
from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Trust presently offers four classes of shares of each fund, and an additional class, Class M Shares, of the Government Cash Fund that is described in a separate prospectus. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The Trust has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.



WHAT ARRANGEMENT IS BEST FOR YOU?


The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a maximum sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested) for the Appreciation Fund, Foreign Equity Fund, Growth & Income Fund, Managed Assets, and Strategy Fund, and 4.75% of the offering price (4.99% of the amount invested) for the Government Fund. The Government Cash Fund has no sales charge for Class A Shares. The sales charge may be reduced or waived under certain conditions. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge (except for the Government Cash Fund). Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than Class B or Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 6 years after they are purchased, you

                                                          Phoenix-Zweig Trust 39
will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 6 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The distributor may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees of 1.00%, except for the Government and Government Cash Funds which are 0.75% and 0.30%, respectively, and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS I SHARES. Class I Shares are offered primarily to persons subject to the Investment Adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Investment Adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's distributor (Phoenix Equity Planning Corporation or "PEPCO").


40 Phoenix-Zweig Trust

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                          SALES CHARGE AS
AMOUNT OF                                                                 A PERCENTAGE OF
TRANSACTION                                              ------------------------------------------------
AT OFFERING PRICE                                                                                NET
(ALL FUNDS, EXCEPT GOVERNMENT AND                            OFFERING                           AMOUNT
GOVERNMENT CASH FUNDS)                                        PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.50%                             5.82%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  1.75                              1.78
$1,000,000 or more                                             None                              None

GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.00                              4.17
$100,000 but under $250,000                                    3.00                              3.09
$250,000 but under $500,000                                    2.25                              2.30
$500,000 but under $1,000,000                                  1.75                              1.78
$1,000,000 or more                                             None                              None


There is no initial sales charge on purchases of the Government Cash Fund's Class A Shares.



DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES


Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR                 1              2              3              4               5              6            7
-----------------------------------------------------------------------------------------------------------------
CDSC                 5%             4%             3%             3%              2%             1%           0%


YEAR                 1                 2+
-----------------------------------------------------------------------------------------------------------------
CDSC                 1.25%             0%


                                                          Phoenix-Zweig Trust 41

YOUR ACCOUNT
--------------------------------------------------------------------------------

Opening an Account


Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.



STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


[arrow] $25 for individual retirement accounts (IRAs), or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

[arrow] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

[arrow]  $500 for all other accounts.

Minimum ADDITIONAL investments:

[arrow]  $25 for any account.

[arrow] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


STEP 2.

Your second choice will be what class of shares to buy. The fund offers Class A, Class B and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         [bullet] Receive both dividends and capital gain distributions in additional shares;


         [bullet] Receive dividends in additional shares and capital gain distributions in cash;

42 Phoenix-Zweig Trust

         [bullet] Receive dividends in cash and capital gain distributions in additional shares; or

         [bullet] Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT

-----------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
-----------------------------------------------------------------------------------------------------------------

 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.

-----------------------------------------------------------------------------------------------------------------

 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).

-----------------------------------------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
-----------------------------------------------------------------------------------------------------------------

 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).

-----------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                          Phoenix-Zweig Trust 43

-----------------------------------------------------------------------------------------------------------------

                                     TO SELL SHARES
-----------------------------------------------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.

-----------------------------------------------------------------------------------------------------------------

By telephone                         For sales up to $50,000 requests can be made by calling (800)243-1574.

-----------------------------------------------------------------------------------------------------------------

By telephone exchange                Call us at (800)243-1574 (press 1, then 0).

-----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800)243-1574.


REDEMPTIONS BY MAIL

[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instruction if all of these apply:

         [bullet] The proceeds do not exceed $50,000.

         [bullet] The proceeds are payable to the registered owner at the address on record.


44 Phoenix-Zweig Trust

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         [bullet] You are selling more than $50,000 worth of shares.

         [bullet] The name or address on the account has changed within the last
                  60 days.

         [bullet] You want the proceeds to go to a different name or address than on the account.


[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800)243-1574.


The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you have made a partial or complete redemption of your Class A, Class B, or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800)243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales


                                                          Phoenix-Zweig Trust 45
charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.



REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



EXCHANGE PRIVILEGES


You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-1574 or accessing our Web site at www.phoenixinvestments.com.


         [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.


         [bullet] Exchanges may be made by phone ((800)243-1574) or by mail
                  (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


         [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

         [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


         [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's distributor has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


         [bullet] Class A Shares of the Government Cash Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge. Exchange privileges do not apply to Class M Shares of the Government Cash Fund.


No exchanges may currently be made between any of the funds of Phoenix-Zweig Trust and other Phoenix Funds.



RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans,

46 Phoenix-Zweig Trust
profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Automatic Investment Plan section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix-Zweig Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix-Zweig Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. No exchange privilege is currently available between any of the funds of Phoenix-Zweig Trust and other Phoenix Funds.


TELEPHONE EXCHANGE lets you exchange shares of one Phoenix-Zweig Fund for the same class of shares in another Phoenix-Zweig Fund, using our customer service telephone service. See the Telephone Exchange Section on the application.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.


                                                          Phoenix-Zweig Trust 47

------------------------------------------------------------------------------------------------------------------
   FUND                                                                    DIVIDEND PAID
------------------------------------------------------------------------------------------------------------------
   Appreciation Fund                                                          Annually
------------------------------------------------------------------------------------------------------------------
   Foreign Equity Fund                                                        Annually
------------------------------------------------------------------------------------------------------------------
   Government Cash Fund                                               Monthly (declared Daily)
------------------------------------------------------------------------------------------------------------------
   Government Fund                                                            Monthly
------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund                                                     Semiannually
------------------------------------------------------------------------------------------------------------------
   Managed Assets                                                           Semiannually
------------------------------------------------------------------------------------------------------------------
   Strategy Fund                                                            Semiannually
------------------------------------------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

48 Phoenix-Zweig Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ZWEIG APPRECIATION FUND

                                                                        CLASS A
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $18.27         $15.90        $15.91         $13.54         $14.33
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS(2)
   Net investment income                      0.07           0.10          0.17           0.16           0.16

   Net realized and unrealized gain (loss)   (0.32)          3.67          2.25           3.05          (0.43)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.25)          3.77          2.42           3.21          (0.27)
                                            ------         ------        ------         ------         ------

LESS DISTRIBUTIONS
   Dividends from net investment income      (0.07)         (0.09)        (0.17)         (0.33)         (0.06)
   Dividends from net realized gains         (1.74)         (1.31)        (2.26)         (0.51)         (0.46)
                                            ------         ------        ------         ------         ------

     TOTAL DISTRIBUTIONS                     (1.81)         (1.40)        (2.43)         (0.84)         (0.52)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (2.06)          2.37         (0.01)          2.37          (0.79)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $16.21         $18.27        $15.90         $15.91         $13.54
                                            ======         ======        ======         ======         ======
Total return(1)                              (0.97)%        23.83%        15.39%         24.00%         (1.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $240,900       $293,809      $275,935       $272,590       $213,400
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.52%          1.52%         1.62%          1.63%          1.70%
   Net investment income                      0.34%          0.61%         1.03%          1.10%          1.09%

Portfolio turnover rate                        117%            77%           88%            68%            97%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                                          Phoenix-Zweig Trust 49

--------------------------------------------------------------------------------


PHOENIX-ZWEIG APPRECIATION FUND

                                                      CLASS B                              CLASS I
                                           --------------------------------    ---------------------------------
                                                                    FROM                                FROM
                                               YEAR ENDED         INCEPTION         YEAR ENDED        INCEPTION
                                              DECEMBER 31,        4/8/96 TO        DECEMBER 31,       11/1/96 TO
                                            1998        1997      12/31/96       1998         1997     12/31/96
                                           ------      ------     --------      ------      ------    ----------
Net asset value, beginning of period       $18.13      $15.82       $16.34      $18.46       $16.04      $17.28
                                           ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS(4)
   Net investment income (loss)             (0.06)      (0.02)        0.03        0.09         0.15        0.04
   Net realized and unrealized gain (loss)  (0.31)       3.64         1.74       (0.29)        3.71        1.02
                                           ------      ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS       (0.37)       3.62         1.77       (0.20)        3.86        1.06
                                           ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income        --          --        (0.03)      (0.09)       (0.13)      (0.04)
   Dividends from net realized gains        (1.74)      (1.31)       (2.26)      (1.74)       (1.31)      (2.26)
                                           ------      ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                    (1.74)      (1.31)       (2.29)      (1.83)       (1.44)      (2.30)
                                           ------      ------       ------      ------       ------      ------
Change in net asset value                   (2.11)       2.31        (0.52)      (2.03)        2.42       (1.24)
                                           ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $16.02      $18.13       $15.82      $16.43       $18.46      $16.04
                                           ======      ======       ======      ======       ======      ======
Total return(1)                             (1.66)%     22.97%       11.01%(3)   (0.67)%      24.17%       6.30%(3)
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)     $30,370     $22,122       $8,350      $2,760       $2,735      $2,202

RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                        2.22%       2.22%        2.32%(2)    1.22%        1.22%       1.32%(2)
   Net investment income (loss)             (0.36)%     (0.09)%       0.33%(2)    0.64%        0.91%       1.33%(2)
Portfolio turnover rate                       117%         77%          88%        117%          77%         88%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


50 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG APPRECIATION FUND

                                                                        CLASS C
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $18.10         $15.79        $15.83         $13.36         $14.19
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS(2)

   Net investment income (loss)              (0.07)         (0.02)         0.06           0.06           0.06
   Net realized and unrealized gain (loss)   (0.30)          3.64          2.22           3.03          (0.43)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.37)          3.62          2.28           3.09          (0.37)
                                            ------         ------        ------         ------         ------

LESS DISTRIBUTIONS
   Dividends from net investment income         --             --         (0.06)         (0.11)            --
   Dividends from net realized gains         (1.74)         (1.31)        (2.26)         (0.51)         (0.46)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (1.74)         (1.31)        (2.32)         (0.62)         (0.46)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (2.11)          2.31         (0.04)          2.47          (0.83)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $15.99         $18.10        $15.79         $15.83         $13.36
                                            ======         ======        ======         ======         ======
Total return(1)                              (1.67)%        23.01%        14.54%         23.20%         (2.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $201,789       $248,584      $218,714       $195,204       $139,397
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                         2.22%          2.22%         2.32%          2.33%          2.40%
   Net investment income (loss)              (0.36)%        (0.09)%        0.33%          0.40%          0.39%
Portfolio turnover rate                        117%            77%           88%            68%            97%


----------

(1) Maximum sales charges are not reflected in the total return calculation.


(2) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                                          Phoenix-Zweig Trust 51

--------------------------------------------------------------------------------


PHOENIX-ZWEIG FOREIGN EQUITY FUND

                                                            CLASS A                       CLASS B
                                                 ---------------------------    ---------------------------
                                                                     FROM                          FROM
                                                  YEAR ENDED      INCEPTION      YEAR ENDED      INCEPTION
                                                 DECEMBER 31,    11/24/97 TO    DECEMBER 31,    11/24/97 TO
                                                     1998          12/31/97         1998         12/31/97
                                                 ----------      -----------    ----------      -----------
Net asset value, beginning of period                 $11.45         $11.34          $11.45         $11.34
                                                     ------         ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.08           0.01            0.04           0.01

   Net realized and unrealized gain                    0.96           0.11            0.92           0.11
                                                     ------         ------          ------         ------

     TOTAL FROM INVESTMENT OPERATIONS                  1.04           0.12            0.96           0.12
                                                     ------         ------          ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.10)         (0.01)          (0.06)         (0.01)
                                                     ------         ------          ------         ------
Change in net asset value                              0.94           0.11            0.90           0.11
                                                     ------         ------          ------         ------
NET ASSET VALUE, END OF PERIOD                       $12.39         $11.45          $12.35         $11.45
                                                     ======         ======          ======         ======
Total return(1)                                        9.08%          1.09%(3)        8.36%          1.03%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $2,122           $414          $1,873           $713
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                               1.80%          1.80%(2)        2.50%          2.50%(2)
   Net investment income                               1.14%          1.20%(2)        0.44%          0.50%(2)

Portfolio turnover rate                                  40%            64%(2)          40%            64%(2)


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20 and $0.03 per share (2.20% and 3.35% ratio of expenses to average net assets) for the periods ending December 31, 1998 and 1997, respectively, for each class of shares.


52 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG FOREIGN EQUITY FUND

                                                            CLASS C                       CLASS I
                                                 ---------------------------    ---------------------------
                                                                     FROM                          FROM
                                                  YEAR ENDED      INCEPTION      YEAR ENDED      INCEPTION
                                                 DECEMBER 31,    11/24/97 TO    DECEMBER 31,    11/24/97 TO
                                                     1998          12/31/97         1998         12/31/97
                                                 ----------      -----------    ----------      -----------
Net asset value, beginning of period                 $11.45         $11.34          $11.46         $11.34
                                                     ------         ------          ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.05           0.01            0.16           0.02
   Net realized and unrealized gain                    0.90           0.11            0.91           0.12
                                                     ------         ------          ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.95           0.12            1.07           0.14
                                                     ------         ------          ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.07)         (0.01)          (0.18)         (0.02)
                                                     ------         ------          ------         ------
Change in net asset value                              0.88           0.11            0.89           0.12
                                                     ------         ------          ------         ------
NET ASSET VALUE, END OF PERIOD                       $12.33         $11.45          $12.35         $11.46
                                                     ======         ======          ======         ======
Total return(1)                                        8.27%          1.03%(3)        9.32%          1.22%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $3,384         $1,177          $1,107         $1,012
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                               2.50%          2.50%(2)        1.50%          1.50%(2)
   Net investment income                               0.44%           .50%(2)        1.44%          1.50%(2)

Portfolio turnover rate                                  40%            64%(2)          40%            64%(2)


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.20 and $0.03 per share (2.20% and 3.35% ratio of expenses to average net assets) for the periods ending December 31, 1998 and 1997, respectively, for each class of shares.


                                                          Phoenix-Zweig Trust 53

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                           CLASS A
                                                -----------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                             YEAR ENDED DECEMBER 31,                   5/1/94 TO
                                                 1998          1997           1996          1995        12/31/94
                                                -----          -----         -----         -----       ----------
Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
                                                -----          -----         -----         -----          -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
                                                -----          -----         -----         -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
                                                -----          -----         -----         -----          -----
Change in net asset value                        0.00           0.00          0.00          0.00           0.00
                                                -----          -----         -----         -----          -----
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                                =====          =====         =====         =====          =====
Total return                                     4.91%          4.97%         4.83%         5.08%          2.55%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $8,290         $2,472        $3,360        $3,661         $4,303
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                         0.65%          0.65%         0.65%         0.87%          0.62%(1)
   Net investment income                         4.75%          4.85%         4.73%         4.97%          2.52%(1)

----------

(1) Not annualized.

(2) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.11, $0.007, and $0.005 (0.65%, 1.09%, 0.66% and 0.47% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.


54 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                       CLASS B                              CLASS I
                                            --------------------------------    ---------------------------------
                                                                     FROM                                FROM
                                                YEAR ENDED         INCEPTION         YEAR ENDED        INCEPTION
                                               DECEMBER 31,        4/8/96 TO        DECEMBER 31,       11/1/96 TO
                                             1998        1997      12/31/96      1998         1997     12/31/96
                                            -----       -----      ---------     -----        -----    ----------
Net asset value, beginning of period        $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
                                            -----       -----        -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.04        0.04         0.03        0.05         0.05        0.01
                                            -----       -----        -----       -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.04)      (0.04)       (0.03)      (0.05)       (0.05)      (0.01)
                                            -----       -----        -----       -----        -----       -----
Change in net asset value                    0.00        0.00         0.00        0.00         0.00        0.00
                                            -----       -----        -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD              $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
                                            =====       =====        =====       =====        =====       =====
Total return(1)                              4.18%       4.24%        3.03%(3)    5.23%        5.28%       0.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $1,738        $336          $33      $2,884         $100      $1,401
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(4)                     1.35%       1.35%        1.35%(2)    0.35%        0.35%       0.35%(2)
   Net investment income                     3.97%       4.24%        4.03%(2)    5.15%        5.15%       5.03%(2)


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Includes reimbursement of operating expenses by investment adviser of $0.024, $0.58, and $0.007 (2.35%, 6.14% and 0.60% ratio of expenses to average net assets) for Class B Shares, and $0.011, $0.005, and $0.004 (1.12%, 0.47% and
0.38% ratio of expenses to average net assets) for Class I Shares for the periods ending December 31, 1998, 1997, and 1996, respectively.


                                                          Phoenix-Zweig Trust 55

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT CASH FUND

                                                                           CLASS C
                                                -----------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                             YEAR ENDED DECEMBER 31,                   5/1/94 TO
                                                 1998          1997           1996          1995        12/31/94
                                                -----          -----         -----         -----       ----------
Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
                                                -----          -----         -----         -----          -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
                                                -----          -----         -----         -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
                                                -----          -----         -----         -----          -----
Change in net asset value                        0.00           0.00          0.00          0.00           0.00
                                                -----          -----         -----         -----          -----
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                                =====          =====         =====         =====          =====
Total return(1)                                  4.91%          4.97%         4.83%         5.08%          2.55%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $6,624         $2,661        $4,535        $4,458         $5,040
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(3)                         0.65%          0.65%         0.65%         0.87%          0.62%(2)
   Net investment income                         4.73%          4.85%         4.73%         4.97%          2.52%(2)


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.01, $0.006, and $0.003 (0.73%, 1.00%, 0.60% and 0.28% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.


56 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT FUND

                                                                        CLASS A
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $10.09          $9.81        $10.39          $9.63         $10.43
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.53           0.52          0.53           0.52(1)        0.50

   Net realized and unrealized gain (loss)    0.35           0.28         (0.58)          0.77          (0.79)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.88           0.80         (0.05)          1.29          (0.29)
                                            ------         ------        ------         ------         ------

LESS DISTRIBUTIONS

   Dividends from net investment income      (0.53)         (0.52)        (0.53)         (0.53)         (0.51)
                                            ------         ------        ------         ------         ------
Change in net asset value                     0.35           0.28         (0.58)          0.76          (0.80)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $10.44         $10.09         $9.81         $10.39          $9.63
                                            ======         ======        ======         ======         ======
Total return(2)                               8.91%          8.42%        (0.42)%        13.84%         (2.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $29,767        $28,062       $33,848        $42,207        $47,622
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.32%          1.36%         1.14%(3)       1.26%          1.28%
   Net investment income                      5.09%          5.26%         5.25%          5.22%          5.07%

Portfolio turnover rate                         48%           128%          170%           195%           191%


----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Includes reimbursement of operating expenses by investment adviser of $0.002 (0.22% ratio of expenses to average net assets).


                                                          Phoenix-Zweig Trust 57

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT FUND

                                                         CLASS B                          CLASS I
                                            -----------------------------------  -------------------------
                                                                       FROM                      FROM
                                                  YEAR ENDED         INCEPTION   YEAR ENDED    INCEPTION
                                                 DECEMBER 31,        4/8/96 TO   DECEMBER 31,  7/14/97 TO
                                               1998        1997      12/31/96       1998        12/31/97
                                             ------        -----   -----------   ----------    ----------
Net asset value, beginning of period         $10.15        $9.86       $9.76        $10.11        $9.88
                                             ------        -----       -----        ------        -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.44         0.46        0.29          0.55         0.26
   Net realized and unrealized gain            0.37         0.26        0.11          0.37         0.23
                                             ------        -----       -----        ------        -----
     TOTAL FROM INVESTMENT OPERATIONS          0.81         0.72        0.40          0.92         0.49
                                             ------        -----       -----        ------        -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.44)       (0.43)      (0.30)        (0.55)       (0.26)
Change in net asset value                      0.37         0.29        0.10          0.37         0.23
                                             ------        -----       -----        ------        -----
NET ASSET VALUE, END OF PERIOD               $10.52       $10.15       $9.86        $10.48       $10.11
                                             ======       ======       =====        ======       ======
Total return(1)                                8.20%        7.55%       4.16%(4)      9.33%        5.01%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $2,199       $1,215        $513        $3,088       $1,050
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.02%        2.06%       1.84%(2)(3)   1.02%        1.06%(3)
   Net investment income                       4.39%        4.56%       4.55%(3)      5.39%        5.56%(3)

Portfolio turnover rate                          48%         128%        170%           48%         128%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.003 per share (0.26% ratio of expenses to average net assets) for Class B Shares.

(3) Annualized.

(4) Not annualized.


58 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GOVERNMENT FUND

                                                                        CLASS C
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $10.08          $9.81        $10.38          $9.62         $10.40
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.47           0.48          0.49           0.48(1)        0.46

   Net realized and unrealized gain (loss)    0.36           0.27         (0.58)          0.76          (0.79)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.83           0.75         (0.09)          1.24          (0.33)
                                            ------         ------        ------         ------         ------

LESS DISTRIBUTIONS

   Dividends from net investment income      (0.49)         (0.48)        (0.48)         (0.48)         (0.45)
   Dividends from net realized gains            --             --            --             --             --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.49)         (0.48)        (0.48)         (0.48)         (0.45)
                                            ------         ------        ------         ------         ------
Change in net asset value                     0.34           0.27         (0.57)          0.76          (0.78)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $10.42         $10.08         $9.81         $10.38          $9.62
                                            ======         ======        ======         ======         ======
Total return(2)                               8.46%          7.86%        (0.82)%        13.27%         (3.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $11,859        $10,199       $14,330        $19,778        $22,599
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.77%          1.81%         1.59%(3)       1.71%          1.73%
   Net investment income (loss)               4.64%          4.81%         4.80%          4.77%          4.62%

Portfolio turnover rate                         48%           128%          170%           195%           191%


----------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Includes reimbursement of operating expenses by investment adviser of $0.002 per share (0.22% ratio of expenses to average net assets).


                                                          Phoenix-Zweig Trust 59

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                       CLASS A                              CLASS B
                                            --------------------------------    ---------------------------------
                                                                    FROM                                 FROM
                                                YEAR ENDED        INCEPTION         YEAR ENDED         INCEPTION
                                               DECEMBER 31,      11/26/96 TO        DECEMBER 31,      11/26/96 TO
                                             1998        1997      12/31/96      1998         1997     12/31/96
                                            -----       -----    -----------     -----        -----   -----------
Net asset value, beginning of period       $13.73      $11.37       $11.34      $13.73       $11.37      $11.34
                                           ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.11        0.24         0.01        0.02         0.16        0.01
   Net realized and unrealized gain (loss)  (0.33)       2.36         0.03       (0.34)        2.36        0.03
                                           ------      ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS       (0.22)       2.60         0.04       (0.32)        2.52        0.04
                                           ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.11)      (0.24)       (0.01)      (0.02)       (0.16)      (0.01)
                                           ------      ------       ------      ------       ------      ------
Change in net asset value                   (0.33)       2.36         0.03       (0.34)        2.36        0.03
                                           ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $13.40      $13.73       $11.37      $13.39       $13.73      $11.37
                                           ======      ======       ======      ======       ======      ======
Total return(1)                             (1.61)%     23.12%        0.39%(4)   (2.33)%      22.29%       0.33%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $8,172      $6,836       $2,508     $16,416      $11,920      $2,693
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                        1.56%(2)    1.30%(2)     1.30%(2)(3) 2.26%(2)     2.00%(2)    2.00%(2)(3)
   Net investment income                     0.82%       2.26%        1.47%(3)    0.12%        1.56%       0.77%(3)

Portfolio turnover rate                       152%        120%           2%        152%         120%         2%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.005, $0.08 and $0.021 (0.05%, 0.70% and 2.07% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, and 1996, respectively.

(3) Annualized.

(4) Not annualized.


60 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG GROWTH & INCOME FUND

                                                       CLASS C                              CLASS I
                                            --------------------------------    ---------------------------------
                                                                    FROM                                 FROM
                                                YEAR ENDED        INCEPTION         YEAR ENDED         INCEPTION
                                               DECEMBER 31,      11/26/96 TO        DECEMBER 31,      11/26/96 TO
                                             1998        1997      12/31/96      1998         1997     12/31/96
                                            -----       -----    -----------     -----        -----   -----------
Net asset value, beginning of period       $13.71      $11.38       $11.34      $13.77       $11.37      $11.34
                                           ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.02        0.17         0.01        0.15         0.24        0.02
   Net realized and unrealized gain (loss)  (0.34)       2.33         0.04       (0.33)        2.40        0.03
                                           ------      ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS       (0.32)       2.50         0.05       (0.18)        2.64        0.05
                                           ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.02)      (0.17)       (0.01)      (0.15)       (0.24)      (0.02)
                                           ------      ------       ------      ------       ------      ------
Change in net asset value                   (0.34)       2.33         0.04       (0.33)        2.40        0.03
                                           ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $13.37      $13.71       $11.38      $13.44       $13.77      $11.37
                                           ======      ======       ======      ======       ======      ======
Total return(1)                             (2.34)%     22.15%        0.42%(4)   (1.31)%      23.42%       0.41%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $14,364     $13,525       $4,509      $1,664       $1,686        $101
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                        2.26%(2)    2.00%(2)     2.00%(2)(3) 1.26%(2)     1.00%(2)    1.00%(2)(3)
   Net investment income                     0.12%       1.56%        0.77%(3)    1.12%        2.56%       1.77%(3)

Portfolio turnover rate                       152%        120%          2%         152%         120%          2%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Includes reimbursement of operating expenses by investment adviser of $0.005, $0.08 and $0.021 per share (0.05%, 0.70% and 2.07% ratio of expenses to net assets) for the periods ending December 31, 1998, 1997 and 1996, respectively.

(3) Annualized.

(4) Not annualized.


                                                          Phoenix-Zweig Trust 61

--------------------------------------------------------------------------------


PHOENIX-ZWEIG MANAGED ASSETS

                                                                        CLASS A
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $12.72         $12.75        $12.48         $11.76         $12.38
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.38           0.13          0.35           0.47           0.33

   Net realized and unrealized gain (loss)    1.50           1.83          0.86           1.40          (0.69)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.88           1.96          1.21           1.87          (0.36)
                                            ------         ------        ------         ------         ------

LESS DISTRIBUTIONS
   Dividends from net investment income      (0.38)            --         (0.45)         (0.75)         (0.26)
   Dividends from net realized gains         (0.04)         (1.99)        (0.49)         (0.40)            --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.42)         (1.99)        (0.94)         (1.15)         (0.26)
                                            ------         ------        ------         ------         ------
Change in net asset value                     1.46          (0.03)         0.27           0.72          (0.62)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $14.18         $12.72        $12.75         $12.48         $11.76
                                            ======         ======        ======         ======         ======
Total return(1)                              14.87%         15.47%         9.80%         16.26%         (2.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $122,085       $110,908      $114,837       $141,110       $154,441
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.51%          1.59%         1.64%          1.59%          1.68%
   Net investment income                      2.77%          2.40%         2.64%          3.69%          2.70%

Portfolio turnover rate                         62%           168%          187%           239%           299%


----------

(1) Maximum sales charges are not reflected in the total return calculation.


62 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG MANAGED ASSETS

                                                       CLASS B                              CLASS I
                                            --------------------------------    ---------------------------------
                                                                     FROM                                FROM
                                                YEAR ENDED        INCEPTION          YEAR ENDED        INCEPTION
                                               DECEMBER 31,       4/8/96 TO         DECEMBER 31,      11/1/96 TO
                                             1998        1997      12/31/96      1998         1997     12/31/96
                                            -----       -----    -----------     -----        -----   -----------
Net asset value, beginning of period       $12.79      $12.90       $12.43      $13.05       $12.99      $13.02
                                           ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.26        0.04         0.13        0.56         0.09        0.05
   Net realized and unrealized gain (loss)   1.53        1.84         1.00        1.41         1.96        0.45
                                           ------      ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS        1.79        1.88         1.13        1.97         2.05        0.50
                                           ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS

   Dividends from net investment income     (0.26)         --        (0.17)      (0.67)          --       (0.04)
   Dividends from net realized gains        (0.04)      (1.99)       (0.49)      (0.04)       (1.99)      (0.49)
                                           ------      ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                    (0.30)      (1.99)       (0.66)      (0.71)       (1.99)      (0.53)
                                           ------      ------       ------      ------       ------      ------
Change in net asset value                    1.49       (0.11)        0.47        1.26         0.06       (0.03)
                                           ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $14.28      $12.79       $12.90      $14.31       $13.05      $12.99
                                           ======      ======       ======      ======       ======      ======
Total return(1)                             14.06%      14.67%        9.11%(3)   15.16%       15.88%       3.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $33,172     $18,117       $6,339      $1,848       $2,645      $2,893
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                        2.21%       2.29%        2.34%(2)    1.21%        1.29%       1.34%(2)
   Net investment income                     2.07%       1.70%        1.94%(2)    3.07%        2.70%       2.94%(2)

Portfolio turnover rate                        62%        168%         187%         62%         168%        187%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.


                                                          Phoenix-Zweig Trust 63

--------------------------------------------------------------------------------


PHOENIX-ZWEIG MANAGED ASSETS

                                                                        CLASS C
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $12.63         $12.76        $12.49         $11.73         $12.36
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.29           0.04          0.27           0.38           0.23
   Net realized and unrealized gain (loss)    1.48           1.82          0.85           1.40          (0.68)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.77           1.86          1.12           1.78          (0.45)
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.29)            --         (0.36)         (0.62)         (0.18)
   Dividends from net realized gains         (0.04)         (1.99)        (0.49)         (0.40)            --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.33)         (1.99)        (0.85)         (1.02)         (0.18)
                                            ------         ------        ------         ------         ------
Change in net asset value                     1.44          (0.13)         0.27           0.76          (0.63)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $14.07         $12.63        $12.76         $12.49         $11.73
                                            ======         ======        ======         ======         ======
Total return                                 14.03%         14.67%         9.03%         15.44%         (3.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $429,655       $407,625      $426,194       $527,432       $570,710
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.21%          2.29%         2.34%          2.29%          2.38%
   Net investment income                      2.07%          1.70%         1.94%          2.99%          2.00%

Portfolio turnover rate                         62%           168%          187%           239%           299%


----------


64 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG STRATEGY FUND

                                                                        CLASS A
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $15.77         $15.01        $14.51         $12.36         $12.52
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.17           0.20          0.20           0.27           0.24
   Net realized and unrealized gain (loss)   (0.48)          2.49          1.68           2.80          (0.10)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.31)          2.69          1.88           3.07           0.14
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.18)         (0.19)        (0.20)         (0.37)         (0.20)
   Dividends from net realized gains         (0.48)         (1.74)        (1.18)         (0.55)         (0.10)
                                            ------         ------        ------         ------         ------

     TOTAL DISTRIBUTIONS                     (0.66)         (1.93)        (1.38)         (0.92)         (0.30)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (0.97)          0.76          0.50           2.15          (0.16)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $14.80         $15.77        $15.01         $14.51         $12.36
                                            ======         ======        ======         ======         ======
Total return(1)                              (1.88)%        18.07%        13.00%         25.12%          1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $409,065       $565,721      $581,149       $558,286       $424,805
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.24%          1.24%         1.28%          1.27%          1.40%
   Net investment income                      0.97%          1.20%         1.27%          1.92%          1.90%

Portfolio turnover rate                        116%           126%          181%            95%            70%


----------

(1) Maximum sales charges are not reflected in the total return calculation.


                                                          Phoenix-Zweig Trust 65

--------------------------------------------------------------------------------


PHOENIX-ZWEIG STRATEGY FUND

                                                       CLASS B                              CLASS I
                                            --------------------------------    ---------------------------------
                                                                     FROM                                FROM
                                                YEAR ENDED        INCEPTION          YEAR ENDED        INCEPTION
                                               DECEMBER 31,       4/8/96 TO         DECEMBER 31,      11/1/96 TO
                                             1998        1997      12/31/96      1998         1997     12/31/96
                                            -----       -----    -----------     -----        -----   -----------
Net asset value, beginning of period       $15.86      $15.07       $15.12      $15.87       $15.07      $15.42
                                           ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.05        0.07         0.06        0.17         0.23        0.04
   Net realized and unrealized gain (loss)  (0.48)       2.53         1.13       (0.45)        2.54        0.83
                                           ------      ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS       (0.43)       2.60         1.19       (0.28)        2.77        0.87
                                           ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.05)      (0.07)       (0.06)      (0.17)       (0.23)      (0.04)
   Dividends from net realized gains        (0.48)      (1.74)       (1.18)      (0.48)       (1.74)      (1.18)
                                           ------      ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                    (0.53)      (1.81)       (1.24)      (0.65)       (1.97)      (1.22)
                                           ------      ------       ------      ------       ------      ------
Change in net asset value                   (0.96)       0.79        (0.05)      (0.93)        0.80       (0.35)
                                           ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $14.90      $15.86       $15.07      $14.94       $15.87      $15.07
                                           ======      ======       ======      ======       ======      ======
Total return(1)                             (2.61)%     17.33%        7.88%(3)   (1.66)%      18.52%       5.68%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $82,531     $76,820      $42,317      $1,407       $1,070        $903
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses                        1.94%       1.94%        1.98%(2)    0.94%        0.94%       0.98%(2)
   Net investment income                     0.27%       0.50%        0.57%(2)    1.27%        1.50%       1.57%(2)
Portfolio turnover rate                       116%        126%         181%        116%         126%        181%


----------

(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

66 Phoenix-Zweig Trust

--------------------------------------------------------------------------------


PHOENIX-ZWEIG STRATEGY FUND

                                                                        CLASS C
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $15.81         $15.04        $14.56         $12.35         $12.51
                                            ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.05           0.07          0.11           0.16           0.15

   Net realized and unrealized gain (loss)   (0.48)          2.52          1.66           2.82          (0.10)
                                            ------         ------        ------         ------         ------

     TOTAL FROM INVESTMENT OPERATIONS        (0.43)          2.59          1.77           2.98           0.05
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.04)         (0.08)        (0.11)         (0.22)         (0.11)
   Dividends from net realized gains         (0.48)         (1.74)        (1.18)         (0.55)         (0.10)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.52)         (1.82)        (1.29)         (0.77)         (0.21)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (0.95)          0.77          0.48           2.21          (0.16)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $14.86         $15.81        $15.04         $14.56         $12.35
                                            ======         ======        ======         ======         ======
Total return(1)                              (2.64)%        17.30%        12.19%         24.26%          0.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $423,791       $591,512      $621,334       $530,300       $307,011
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.94%          1.94%         1.98%          1.97%          2.10%
   Net investment income                      0.27%          0.50%         0.57%          1.22%          1.20%

Portfolio turnover rate                        116%           126%          181%            95%            70%


----------

(1) Maximum sales charges are not reflected in the total return calculation.


                                                          Phoenix-Zweig Trust 67

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION


The Trust has filed a Statement of Additional Information, dated May 1, 1999, with the Securities and Exchange Commission. The Statement contains more detailed information about the funds. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or


[arrow]  by calling (800) 243-1574.

You may also obtain information about the Trust from the Securities and Exchange
Commission:


[arrow]  through its internet site (http://www.sec.gov),

[arrow]  by visiting its Public Reference Room in Washington, DC, or

[arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SHAREHOLDER REPORTS

The Trust semiannually mails to its shareholders detailed reports containing information about the funds' investments. The Trust's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the funds' performance from January 1 through December
31. You may request a free copy of the Trust's Annual and Semiannual Reports:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or


[arrow]  by calling (800) 243-1574.

                 CUSTOMER SERVICE AND MARKETING: (800) 243-1574
                        TELEPHONE ORDERS: (800) 243-1574




SEC File Nos. 2-93538 & 811-04116    Printed on recycled paper using soybean ink

68 Phoenix-Zweig Trust

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200


[LOGO] PHOENIX
       INVESTMENT PARTNERS






Phoenix Investment Partners                                      PXP 1197 (5/99)
 is pleased to welcome you
    as a Phoenix-Zweig
       Shareholder.

Phoenix Investment Partners

                              Prospectus

                                               May 1, 1999



-------- Zweig

         Phoenix-Zweig
         Government Cash Fund
         Class M Shares




                                       Neither the Securities and Exchange
                                       Commission nor any state securities
                                       commission has approved or
                                       disapproved of these securities or
                                       determined if this prospectus is
                                       truthful or complete. Any representation to the contrary is a criminal offense.

                                       This prospectus contains important
                                       information that you should know
                                       before investing in the Phoenix Strategic
                                       Allocation Fund, Inc.

[logo] PHOENIX
       INVESTMENT PARTNERS

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------


                         Investment Risk and Return Summary...............................................    1
                         Fund Expenses....................................................................    4
                         Management of the Fund...........................................................    6
                         Pricing of Fund Shares...........................................................    7
                         How to Buy Shares................................................................    8
                         How to Sell Shares...............................................................    9
                         Things You Should Know When Selling Shares.......................................   10
                         Account Policies.................................................................   11
                         Investor Services................................................................   12
                         Distributions and Taxes..........................................................   12
                         Financial Highlights.............................................................   13
                         Additional Information...........................................................   17



[arrow]   PHOENIX
          ZWEIG
          GOVERNMENT
          CASH FUND
          CLASS M
          SHARES

PHOENIX-ZWEIG GOVERNMENT CASH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Zweig Government Cash Fund (the "fund"), one of seven different funds, or series, of Phoenix-Zweig Trust (the "Trust") strives to provide high current income consistent with maintaining liquidity and preserving capital. There is no guarantee that the fund will achieve its objective.


THIS PROSPECTUS DESCRIBES CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Refer to the Phoenix-Zweig Trust Prospectus for information on Class A, Class B, Class C or Class I Shares.

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] The goal of the fund is to maintain a stable share price of $1.00.

[ARROW] The fund invests exclusively in the following instruments:


        [BULLET] short-term securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

        [ARROW]  repurchase agreements collateralized by such securities.

        U.S. Government securities are considered to be of the highest credit quality, yet the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels.


[ARROW] Money market instruments selected for investment have remaining maturities of less than 397 days and have an average weighted portfolio maturity of not greater than 90 days.



                                           Phoenix-Zweig Government Cash Fund 1

PRINCIPAL RISKS
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. The Statement of Additional Information lists agencies and instrumentalities of the U.S. Government.

Delays in payment or losses may result if the other party to a repurchase agreement defaults or becomes bankrupt.

Generally, when interest rates rise, the value of bonds decline, and the value of your investment may decrease as well.

In addition to price fluctuations based on changes in interest rates, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being invested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.



2 Phoenix-Zweig Government Cash Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Zweig Government Cash Fund. The bar chart shows changes in the fund's Class M Shares performance from year to year over a 10-year period.1 The table shows the fund's average annual returns for one year and over the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[graphic missing]

CALENDAR YEAR       ANNUAL RETURN (%)
     1989                8.2
     1990                7.5
     1991                5.6
     1992                3.4
     1993                2.9
     1994                3.7
     1995                5.3
     1996                5.1
     1997                5.2
     1998                5.2


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 2.2% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.7% (quarter ending March 31, 1993). Year-to-date performance (through March 31, 1999) was 1.12%.


------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns              One Year        Five Years      Ten Years       Life of the
   (for the periods ending 12/31/98)(1)                                                        Fund(2)
------------------------------------------------------------------------------------------------------------
   Class M Shares(3)                           5.2%             4.9%            5.2%            6.3%
------------------------------------------------------------------------------------------------------------
   Class A Shares                              4.9%              --              --             4.8%
------------------------------------------------------------------------------------------------------------

   Class B Shares                             (0.8)%             --              --             1.2%
------------------------------------------------------------------------------------------------------------
   Class C Shares                              3.7%              --              --             4.8%

------------------------------------------------------------------------------------------------------------
   Class I Shares                              5.2%              --              --             5.2%
------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect a full redemption in the fund's Class B Shares.

(2) Class M Shares since March 1, 1982, Class A and Class C Shares since May 1, 1994, Class B Shares since April 8, 1996, and Class I Shares since November 1, 1996.

(3) Zweig/Glaser assumed responsibility for managing the fund on September 1, 1989.

The fund's 7-day yield on December 31, 1998 was 4.65%.

                                            Phoenix-Zweig Government Cash Fund 3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                      CLASS M     CLASS A     CLASS B     CLASS C      CLASS I
                                                      SHARES       SHARES      SHARES      SHARES      SHARES
                                                      ------       ------      ------      ------      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                    None         None        None        None        None

Maximum Deferred Sales Charge (load) (as a             None         None       5%(b)      1.25%(c)      None
percentage of the lesser of the value redeemed or
the amount invested)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                              None         None        None        None        None
Redemption Fee                                         None         None        None        None        None
Exchange Fee                                           None         None        None        None        None
                                                   ---------------------------------------------------------------

                                                      CLASS M     CLASS A     CLASS B     CLASS C      CLASS I
                                                      SHARES       SHARES      SHARES      SHARES      SHARES
                                                      ------       ------      ------      ------      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.50%       0.50%       0.50%       0.50%        0.50%

Distribution and Service (12b-1) Fees (d)              0.06%       0.30%       1.00%       0.30%        None

Other Expenses                                         0.13%       0.50%       2.20%       0.58%        0.97%
                                                       -----       -----       -----       -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES (A)               0.69%       1.30%       3.70%       1.38%        1.47%
                                                       =====       =====       =====       =====        =====


-----------
(a) The adviser has agreed to reimburse through December 31, 1999 the Phoenix-Zweig Government Cash Fund's expenses, excluding taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses, to the extent that such expenses exceed 0.35% for each Class of Shares. The Management Fees with reimbursement were 0.22% for Class M Shares, and 0.00% for Class A, B, C, and I Shares. Other Expenses with reimbursement were 0.13% for Class M Shares and 0.35% for Class A, B, C, and I Shares. The Total Annual Fund Operating Expenses after expense reimbursement were 0.41% for Class M Shares, 0.65% for Class A and C Shares, 1.35% for Class B Shares, and 0.35% for Class I Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


4 Phoenix-Zweig Government Cash Fund

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class M                        $69                    $221                 $384                   $859

-----------------------------------------------------------------------------------------------------------------
   Class A                       $132                    $412                 $713                 $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                       $872                  $1,432               $2,111                 $3,950

-----------------------------------------------------------------------------------------------------------------
   Class C                       $266                    $437                 $755                 $1,657
-----------------------------------------------------------------------------------------------------------------
   Class I                       $150                    $465                 $803                 $1,757
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class M                        $69                    $221                  $384                  $859

-----------------------------------------------------------------------------------------------------------------
   Class A                       $132                    $412                  $713                $1,568
-----------------------------------------------------------------------------------------------------------------

   Class B                       $372                  $1,132                $1,911                $3,950

-----------------------------------------------------------------------------------------------------------------
   Class C                       $141                    $437                  $755                $1,657
-----------------------------------------------------------------------------------------------------------------
   Class I                       $150                    $465                  $803                $1,757
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.

                                            Phoenix-Zweig Government Cash Fund 5

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser for the fund and is located at 900 Third Avenue, New York, NY 10022. As of December 31, 1998, Zweig/Glaser was managing twelve funds with net assets of approximately $2.6 billion and acting as administrator to two closed-end funds with more than $1.4 billion in assets. Zweig/Glaser has been managing funds since September 1989.

Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect Street, Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm, and has served investors for over 70 years. As of December 31, 1998, PXP had over $53.5 billion in assets under management.

Subject to the direction of the Trust's Board of Trustees, Zweig/Glaser is responsible for managing the fund's investment program, selecting specific securities for the fund, and maintaining the general operations of the fund. Zweig/Glaser manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Zweig/Glaser a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 0.50%.

Zweig Consulting LLC ("Zweig Consulting"), a New York limited liability company, acts as the investment subadviser for all the funds of the Phoenix-Zweig Trust and is located at 900 Third Avenue, New York, NY 10022. Dr. Martin E. Zweig serves as President of Zweig Consulting and as President of the fund. Zweig/Glaser pays Zweig Consulting a subadvisory fee of approximately $2,500,000 per annum allocated monthly for acting as subadviser to all of the funds of the Phoenix-Zweig Trust.

During the fund's last fiscal year, the fund paid total management fees of $433,374.

The adviser has voluntarily agreed to assume operating expenses of the Government Cash Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees, and extraordinary expenses) until December 31, 1999 to the extent that such expenses exceed 0.35% of the average annual net assets of that fund.


PORTFOLIO MANAGEMENT

Beth Abraham has been the portfolio manager for the fund and an Assistant Vice President of the Trust since 1995. Ms. Abraham's experience includes consulting to the mutual fund industry and acting as a Senior Compliance Examiner in the New York Regional Office of the Securities and Exchange Commission.


6 Phoenix-Zweig Government Cash Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS
The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000.

The major systems that would impact the funds with respect to the year 2000 are those of the transfer agent and custodian. The fund has been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While management of the fund will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be if such systems are not fixed.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund attempts to maintain a stable share price of $1.00. In determining the Fund's net asset value, the fund utilizes the amortized cost method of valuing its investments whereby investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. In general, the net asset value is calculated by:

         [bullet] adding the values of all investments and other assets of the fund,


         [bullet] subtracting liabilities, and

         [bullet] dividing the result by the total number of outstanding shares of the fund.


 Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


 Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


 The net asset value per share of each class of the fund is determined as of 2:00 PM eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 PM eastern time) on each day the NYSE is open for trading.


                                            Phoenix-Zweig Government Cash Fund 7

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to 2:00 PM eastern time will be executed based on the net asset value as of 2:00 PM eastern time. Those received after 2:00 PM eastern time, but prior to 4:00 PM eastern time, will be executed based on the net asset value as of 4:00 PM eastern time.



HOW TO BUY SHARES
--------------------------------------------------------------------------------


The fund presently offers five classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THIS PROSPECTUS DESCRIBES ONLY CLASS M SHARES OF PHOENIX-ZWEIG GOVERNMENT CASH FUND. Other classes of shares are described in a separate prospectus.

Class M Shares of the fund are sold at net asset value without a sales charge.


Minimum INITIAL investments:

         [bullet] $10,000.

         [bullet] $1,000 for service organizations whose clients have made aggregate minimum purchases of $1,000,000.

Minimum ADDITIONAL investments:

         [bullet] There is no minimum for additional investments.


Purchase orders received by the transfer agent by 2:00 PM eastern time become effective and earn dividends that day, provided that payment is received in Federal funds by 4:00 PM eastern time. Purchase orders received by the transfer agent after 2:00 PM eastern time will begin to accrue dividends on the next business day.


THESE MINIMUMS DO NOT APPLY TO CLASS A, CLASS B, CLASS C, OR CLASS I SHARES.

8 Phoenix-Zweig Government Cash Fund

-----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
                                     (CLASS M SHARES ONLY)
-----------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------

 Through Sweep Programs              Customers of participating securities dealers and banks through which purchases and sales are made with the dealers and banks as agents. Call us at (800)243-1574.

-----------------------------------------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, ATTN: Phoenix-Zweig Government Cash
                                     Fund, P.O. Box 8301, Boston, MA 02266-8301.
-----------------------------------------------------------------------------------------------------------------

 By Federal Funds wire               Call us at (800)243-1574.

-----------------------------------------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     ATTN: Phoenix-Zweig Government Cash Fund, P.O. Box 8301, Boston, MA
                                     02266-8301.
-----------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees on Class M Shares. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                            Phoenix-Zweig Government Cash Fund 9

-----------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
                                     (CLASS M SHARES ONLY)
-----------------------------------------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------

Through Sweep Programs               Call us at (800)243-1574.

-----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction, with signature guarantees, and any share certificates (if you hold certificate shares) to: State Street Bank, ATTN:
                                     Phoenix-Zweig Government Cash Fund, P.O. Box 8301, Boston, MA 02266-8301.
                                     Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------

By check                             Call us at (800)243-1574.
-----------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000 requests can be made by calling (800)243-1574.

-----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800)243-1574.


REDEMPTIONS BY MAIL
Send a clear letter of instructions with a signature guarantee and any applicable certificates.


If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800)243-1574.


The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

10 Phoenix-Zweig Government Cash Fund

REDEMPTIONS BY CHECK

You may establish a Check Service with State Street Bank and Trust Company. Checks must be in amounts of $500 or more. To obtain redemption checks, complete an application form which can be obtained by calling us at (800)243-1574. When a check is presented for payment, State Street will redeem full and fractional shares in your account to cover the amount of the check. State Street will not honor a check for less than $500 or for an amount exceeding the value of your account at the time the check is presented. We reserve the right to impose a service charge for check redemptions, stop payment orders and returned checks.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing. The maximum amount that may be redeemed by telephone is $50,000. The Transfer Agent will redeem shares and mail proceeds to shareholders on the same day for telephone redemptions received prior to 2:00 PM eastern time. Those received after 2:00 PM eastern time will be processed the next business day.


The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

AUTOMATICALLY THROUGH SWEEP PROGRAMS

Customers of participating securities dealers and banks may participate in sweep programs by which an account with the dealer or bank is coordinated with an account in the Fund. Purchases and sales are made by the participating securities dealer or bank as agent of their customer. For further information about the sweep program, see the Statement of Additional Information or call us at (800)243-1574.



ACCOUNT POLICIES
--------------------------------------------------------------------------------

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $10,000, you may receive a notice requesting you to bring the balance up to $10,000 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

                                           Phoenix-Zweig Government Cash Fund 11

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $10,000.



DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund declares dividends at 2:00 PM eastern time on each day the NYSE is open for trading of all its net investment income and short-term capital gains and losses. Distributions are reinvested at net asset value on the last business day of each month unless a shareholder elects to receive them in cash. Distributions of income and short-term capital gains are taxable to shareholders as ordinary income, whether taken in cash or reinvested. (The fund does not expect to realize any long-term capital gains.) All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


12 Phoenix-Zweig Government Cash Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance over a five-year period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                        CLASS M
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            1998            1997          1996          1995           1994
                                            ----            ----          ----          ----           ----
Net asset value, beginning of period         $1.00          $1.00         $1.00          $1.00          $1.00
                                           -------        -------       -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.05           0.05          0.05           0.05           0.04
                                           -------        -------       -------        -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.05)         (0.05)        (0.05)         (0.05)         (0.04)
                                           -------        -------       -------        -------        -------
NET ASSET VALUE, END OF PERIOD               $1.00          $1.00         $1.00          $1.00          $1.00
                                           =======        =======       =======        =======        =======
Total return                                  5.16%          5.22%         5.09%          5.32%          3.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $75,264        $56,599       $45,271        $48,515        $78,149
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                      0.41%          0.41%         0.40%          0.64%          0.70%
   Net investment income                      5.01%          5.09%         4.98%          5.20%          3.58%

-----------

(1) During 1998, 1997, 1996, 1995, and 1994, the manager voluntarily reimbursed the fund's Class M Shares $0.003, $0.003, $0.003, $0.001, and $0.002 per share
(0.28%, 0.32%, $0.32%, 0.10%, and 0.15% ratio of expenses to average net assets), respectively.



                                           Phoenix-Zweig Government Cash Fund 13

--------------------------------------------------------------------------------


                                                                           CLASS A
                                               -------------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                            YEAR ENDED DECEMBER 31,                    5/1/94 TO
                                                1998          1997           1996          1995        12/31/94
                                                ----          ----           ----          ----        --------
Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
                                               ------         ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
                                               ------         ------        ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
                                               ------         ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                               ------         ------        ------        ------         ------
Total return                                     4.91%          4.97%         4.83%         5.08%          2.55%(1)
                                               ======         ======        ======        ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $8,290         $2,472        $3,360        $3,661         $4,303
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                         0.65%          0.65%         0.65%         0.87%          0.62%(1)
   Net investment income                         4.75%          4.85%         4.73%         4.97%          2.52%(1)

-----------
(1) Not annualized.

(2) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.11, $0.007, and $0.005 (0.65%, 1.09%, 0.66% and 0.47% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.

14 Phoenix-Zweig Government Cash Fund

--------------------------------------------------------------------------------


                                                      CLASS B                              CLASS I
                                          -----------------------------------  ----------------------------------
                                                                    FROM                                FROM
                                               YEAR ENDED         INCEPTION         YEAR ENDED        INCEPTION
                                              DECEMBER 31,        4/8/96 TO        DECEMBER 31,       11/1/96 TO
                                            1998        1997      12/31/96       1998        1997      12/31/96
                                            ----        ----      --------       ----        ----      --------
Net asset value, beginning of period       $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
                                          ------      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                    0.04        0.04         0.03        0.05         0.05        0.01
                                          ------      ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income    (0.04)      (0.04)       (0.03)      (0.05)       (0.05)      (0.01)
                                          ------      ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD             $1.00       $1.00        $1.00       $1.00        $1.00       $1.00
                                          ======      ======       ======      ======       ======      ======
Total return(1)                             4.18%       4.24%        3.03%(3)    5.23%        5.28%       0.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $1,738        $336          $33      $2,884         $100      $1,401
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(4)                    1.35%       1.35%        1.35%(2)    0.35%        0.35%       0.35%(2)
   Net investment income                    3.97%       4.15%        4.03%(2)    5.15%        5.15%       5.03%(2)


----------
(1) Maximum sales charges are not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.


(4) Includes reimbursement of operating expenses by adviser of $0.024, $0.58, and $0.007 per share (2.35%, 6.14% and 0.60% ratio of expenses to average net assets) for Class B Shares, and $0.011, $0.005, and $0.004 per share (1.12%, 0.47% and 0.38% ratio of expenses to average net assets) for Class I Shares for the periods ending December 31, 1998, 1997, and 1996, respectively.


                                           Phoenix-Zweig Government Cash Fund 15

--------------------------------------------------------------------------------


                                                                           CLASS C
                                               -------------------------------------------------------------------
                                                                                                         FROM
                                                                                                       INCEPTION
                                                            YEAR ENDED DECEMBER 31,                    5/1/94 TO
                                                1998          1997           1996          1995        12/31/94
                                                ----          ----           ----          ----        --------
Net asset value, beginning of period            $1.00          $1.00         $1.00         $1.00          $1.00
                                               ------         ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                         0.05           0.05          0.05          0.05           0.03
                                               ------         ------        ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.05)         (0.05)        (0.05)        (0.05)         (0.03)
                                               ------         ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                  $1.00          $1.00         $1.00         $1.00          $1.00
                                               ======         ======        ======        ======         ======
Total return(1)                                  4.91%          4.97%         4.83%         5.08%          2.55%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $6,624         $2,661        $4,535        $4,458         $5,040
RATIO TO AVERAGE NET ASSETS OF:

   Operating expenses(3)                         0.65%          0.65%         0.65%         0.87%          0.62%(2)
   Net investment income                         4.73%          4.85%         4.73%         4.97%          2.52%(2)


----------
(1) Maximum sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.01, $0.006, and $0.003 (0.73%, 1.00%, 0.60% and 0.28% ratio of expenses to average net assets) per share for the periods ending December 31, 1998, 1997, 1996, and 1995, respectively.

16 Phoenix-Zweig Government Cash Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information, dated May 1, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the
Statement:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
        Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or


[arrow] by calling (800) 243-1574.


You may also obtain information about the fund from the Securities and Exchange
Commission:

[arrow] through its internet site (http://www.sec.gov),

[arrow] by visiting its Public Reference Room in Washington, DC, or

[arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER REPORTS

The Trust semiannually mails to its shareholders detailed reports containing information about the fund's investments. The Trust's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the Trust's performance from January 1 through December
31. You may request a free copy of the Trust's Annual and Semiannual Reports:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow
        Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200, or


[arrow] by calling (800) 243-1574.

                 CUSTOMER SERVICE AND MARKETING: (800) 243-1574
                        TELEPHONE ORDERS: (800) 243-1574




SEC File Nos. 2-93538 & 811-04116    Printed on recycled paper using soybean ink


                                           Phoenix-Zweig Government Cash Fund 17

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200


[LOGO] PHOENIX
       INVESTMENT PARTNERS






Phoenix Investment Partners                                      PXP 1196 (5/99)
 is pleased to welcome you
    as a Phoenix-Zweig
       Shareholder.

                               PHOENIX-ZWEIG TRUST

                         PHOENIX-ZWEIG APPRECIATION FUND
                        PHOENIX-ZWEIG FOREIGN EQUITY FUND
                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                          PHOENIX-ZWEIG GOVERNMENT FUND
                       PHOENIX-ZWEIG GROWTH & INCOME FUND
                          PHOENIX-ZWEIG MANAGED ASSETS
                           PHOENIX-ZWEIG STRATEGY FUND



                          900 Third Avenue, 31st Floor
                            New York, New York 10022



                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Trust (the "Trust"), dated May 1, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling (800) 243-1574 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                                TABLE OF CONTENTS

                                                                          PAGE

THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
INVESTMENT RESTRICTIONS .................................................    7
PERFORMANCE .............................................................    9
PERFORMANCE COMPARISONS .................................................   11
PORTFOLIO TURNOVER ......................................................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................   12
INVESTMENT ADVISERS .....................................................   13
DETERMINATION OF NET ASSET VALUE ........................................   14
HOW TO BUY SHARES .......................................................   16
ALTERNATIVE PURCHASE ARRANGEMENTS .......................................   16
INVESTOR ACCOUNT SERVICES ...............................................   19
HOW TO REDEEM SHARES ....................................................   20
TAX SHELTERED RETIREMENT PLANS ..........................................   22
DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................   22
THE DISTRIBUTOR .........................................................   23
DISTRIBUTION PLANS.......................................................   25
MANAGEMENT OF THE TRUST..................................................   26
ADDITIONAL INFORMATION ..................................................   31
APPENDIX.................................................................   33

                 Customer Service and Marketing: (800) 243-1574
                        Telephone Orders: (800) 243-1574


PXP1202 (5/99)

                                    THE TRUST

   Phoenix-Zweig Trust (the "Trust") is an open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Zweig Appreciation Fund (the "Appreciation Fund"), the Phoenix-Zweig Foreign Equity Fund (the "Foreign Equity Fund"), the Phoenix-Zweig Government Cash Fund (the "Government Cash Fund"), the Phoenix-Zweig Government Fund (the "Government Fund"), the Phoenix-Zweig Growth & Income Fund (the "Growth & Income Fund"), Phoenix-Zweig Managed Assets ("Managed Assets"), and the Phoenix-Zweig Strategy Fund (the "Strategy Fund") (each, a "Fund" and, together, the "Funds"), the seven Funds currently offered by the Trust, and summarizes the investment policies and investment techniques each Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Funds' investment policies and investment techniques in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES


   The investment objective of each Fund, except Managed Assets, is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Trust and may not be changed as to any Fund without the approval of such Fund's shareholders.


REPURCHASE AGREEMENTS (ALL FUNDS)
   Repurchase agreements involve purchases of securities by a Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, no Fund other than the Government Cash Fund intends to invest more than 20% of its assets in repurchase agreements.

OPTIONS (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or a Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   The premium paid by a Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

   (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

   In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   Upon entering into a futures contract, a Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract's initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

   Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

   While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.

   If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.

   To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.

   It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time, the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   Where futures are purchased to hedge against a possible increase in the cost of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

   Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

   Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

FOREIGN SECURITIES
   A Fund may invest in securities of foreign issuers, including equities and non-U.S. dollar-denominated money market securities, and sponsored and unsponsored ADRs, ADSs, EDRs, EDSs, GDRs, and GDSs. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments.

   Although the Trust intends to invest only in nations that the Manager considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

   Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Manager will endeavor to achieve the most favorable net results on the Fund's portfolio transactions. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Manager seeks to mitigate the risks to the Fund associated with the foregoing considerations through diversification and continuous professional management.

   Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Clearance and settlement procedures on foreign markets are different and problems with settling security transactions could result in temporary periods when assets of the fund are uninvested and no return is earned on such amounts.

   Depository receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Depository receipts may be issued pursuant to a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depository receipts, or in unsponsored programs, where the issuer may not be directly involved in the creation of the program. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. Depository receipts also involve the risks of other investments in foreign stocks, as discussed above.

INVESTMENT COMPANIES (ALL FUNDS EXCEPT THE GOVERNMENT CASH FUND)
   Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Fund may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Fund of the Trust invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

   By investing in investment companies indirectly through the Trust, a shareholder of the investing Fund will bear not only a proportionate share of the expenses of that Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Fund invests related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Fund may invest may limit the ability of shareholders (including a Fund of the Trust) to redeem their shares.

   Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. Our funds will invest in another investment company only if the portfolio manager believes that the fund's investment objective will be furthered by doing so. No more than 10% of a fund's assets will be invested in other investment companies. No more than 5% will be invested in any one. The Government Cash Fund will not normally invest in any other investment companies.

   The Government Cash Fund may not invest in securities of investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. The other Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Fund from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. Any Fund is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Fund, these restrictions would not apply to that Fund. All Funds may also invest in other investment companies to facilitate the implementation of a master-feeder structure.


STRATEGY FUND, APPRECIATION FUND AND GROWTH & INCOME FUND
    The portfolio manager of the Strategy, Appreciation and Growth & Income Funds uses proprietary computer-driven models developed by Dr. Zweig and his associates to choose stocks for those funds. The models evaluate and rank 3,000 stocks based primarily on earnings momentum, relative valuation, changes in analysts' earnings estimates, earnings growth, price momentum, cash flow trend, payout ratio trend and other market measurements. The stock selection models may evolve or be replaced by other techniques intended to select stocks with the potential for growth. We will notify shareholders of any material change to the stock selection models.

MANAGED ASSETS
   Each foreign country in which Managed Assets intends to invest has a currency model, as well as stock and bond models similar to those used for determining the domestic asset allocation strategy. The Subadviser will normally allocate the Fund's assets within the following parameters: 0-60% in stocks, 0-60% in bonds and 0-100% in short-term debt instruments. A neutral mix will consist of 35% stocks, 35% bonds and 30% cash equivalents. This will occur when the research indicates that conditions do not favor one asset class over another. The Fund may use futures, forward currency contracts and options to increase or decrease its exposure to changing securities prices, interest rates or currency exchange rates.

FOREIGN EQUITY FUND

   The level of stocks and money market instruments, as well as the total level of investment in any particular country, will vary over time depending on the level of risk the Subadviser's models determine. As a model points to increasing levels of market risk in a particular country, the Fund will reduce its exposure to that country by selling stocks, by hedging market exposure with foreign stock index futures or options or by selling short.


   In selecting stocks, our models rank industry groups when available. From the higher ranked industry groups, we select stocks by evaluating and ranking them based on technical and fundamental factors. Additionally, we may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index or foreign stock industry group, and in investment companies that invest in the securities of a particular country, commonly referred to as "Country Funds," that invest in the securities of a particular country.

   The Subadviser's currency model for each country provides a disciplined approach to managing currency risk. When the model indicates a strong likelihood that the foreign currency is going to increase in value against the U.S. dollar, the Fund will not hedge its exposure to the foreign currency. Otherwise, it will hedge its entire position using currency exchange contracts. In those countries where there is no mechanism to hedge against currency fluctuations, we will only invest in such countries when our models are bullish on both the equity market and the foreign currency. Some of the indicators in the currency model include the relative trend of real and nominal short-term interest rates, the movement of the trade-weighted foreign currency, and the momentum of the foreign currency against the U.S. dollar.


GOVERNMENT FUND
   The Government Fund seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and repurchase agreements collateralized by such securities. THE GOVERNMENT FUND MAY NOT INVEST IN STOCKS.

   Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. Agencies and instrumentalities include: Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

   It is the Government Fund's policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Subadviser believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Fund may hold cash or invest in money market instruments without limit.

   Investments for the Government Fund are chosen primarily by utilizing a model that incorporates various indicators such as: momentum of bond prices, short-term interest rate trends, inflation indicators, general economic and liquidity indicators, and other market indicators and statistics.

   The Fund may write covered call options and secured put options, and purchase put options on U.S. Government securities which are traded on an exchange or over-the-counter. The Fund also may purchase and sell interest rate futures contracts and purchase and write put and call options on such futures contracts as a means of hedging against changes in interest rates.

OPTIONS ON GOVERNMENT SECURITIES
   (i) On Treasury Bonds and Notes. Because the trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce new expirations with respect to such options to replace expiring options on particular issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run, with the possible addition of a limited number of new expirations, as the original expirations expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available on the exchange for every issue on which options are traded.

  (ii) On Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the contract size of the option, it may be hedged from a risk standpoint. In addition, the Fund will maintain Treasury bills, maturing no later than those which would be deliverable in the event of exercise of a call option it has written, in a segregated account with its custodian so that it will be treated as being covered for margin purposes.

 (iii) On GNMA Certificates. Options on GNMA certificates are not currently traded on any national securities exchange, although the Securities and Exchange Commission (the "Commission") has approved such options for trading on the Chicago Board Options Exchange. Since the remaining principal balance of GNMA certificates declines each month as mortgage payments are made, the Fund, as a writer of a GNMA call, may find that the GNMA certificates it holds no longer have a sufficient remaining principal balance to satisfy its delivery obligation in the event of exercise of the call option it has written. Should this occur, additional GNMA certificates from the same pool (if obtainable), or replacement GNMA certificates, will have to be purchased in the cash market to meet delivery obligations. The Fund will either replace GNMA certificates representing cover for call options it has written, or maintain in a segregated account with its custodian cash or U.S. Government securities or other appropriate high grade debt obligations having an aggregate value equal to the market value of the GNMA certificates underlying the call options it has written.

   The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Options are traded on exchanges on only a limited number of U.S. Government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by the Manager may be deemed to constitute a group for these purposes. In light of these limits, the Trust's Board of Trustees (the "Board of Trustees" or the "Board") may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

   Exchange markets in options on U.S. Government securities are a relatively new and untested concept and it is impossible to predict the amount of trading interest that may exist in such options. There can be no assurance that viable exchange markets will develop or continue.

FUTURES CONTRACTS ON GOVERNMENT SECURITIES
   Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

OPTIONS ON FUTURES CONTRACTS
   Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.

   The Fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Fund will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things,
(i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Fund can engage in futures transactions.


GOVERNMENT CASH FUND
   The Government Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.


                             INVESTMENT RESTRICTIONS
            (Applicable to all Funds Except the Government Cash Fund)

   The investment restrictions set forth below are fundamental policies of each Fund (other than the Government Cash Fund, the investment restrictions of which are set forth separately below), which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of: (1) 67% or more of a Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of a Fund's outstanding voting securities are present in person or by proxy, or
(2) more than 50% of a Fund's outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Funds (i.e., a structure under which a particular Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies). Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, except as stated above with respect to a master-feeder structure, no Fund may:

    1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Fund (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities);

    2. With respect to 75% of a Fund's assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Fund would be invested in such issuer or (ii) the Fund would own more than

10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities);

    3. Invest in real estate or real estate mortgage loans, interests in oil, gas and/or mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts;

    4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the
Fund), or the entry into repurchase agreements;

    5. Issue "senior securities," except as permitted under the Investment Company Act of 1940;

    6. Act as an underwriter, except that Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in a registration under such Act necessary to resell certain restricted securities;

    7. Invest in commodities or commodity contracts, except as described in the Prospectus or purchase or sell physical commodities unless acquired as a result of ownership of securities, provided that this limitation shall not prevent a Fund from purchasing and selling options and futures contracts; and

    8. The Strategy Fund, Appreciation Fund, Growth & Income Fund, and Government Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. Each such Fund may pledge up to 10% of its total assets as security for such borrowing. For purposes of these restrictions, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of such Fund's assets. Managed Assets may not borrow money, unless from a bank, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the value of the total assets of Managed Assets less liabilities (other than borrowings). Any borrowings that come to exceed 1/3 of the value of Managed Assets' total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 1/3 limitations.

NON-FUNDAMENTAL RESTRICTIONS
   The investment restrictions set forth below are other investment policies of each Fund (except the Government Cash Fund) that are non-fundamental and that can be changed by the Board of Trustees without a shareholder vote. Pursuant to such restrictions and policies, no Fund may:

    9. Borrow money, except from banks for temporary purposes, in an amount up to 5% of the value of the Fund's total assets. A Fund will borrow money only to accommodate requests for the redemption of shares, to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.

   10. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;

   11. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for two or more accounts managed by the Manager or its affiliates shall not be considered participation in a joint securities trading account);

   12. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts;

   13. Sell securities short, except as described in the Prospectus. (Short sales may be made in a margin account).

   14. Purchase securities which are not readily marketable (such as certain securities which are subject to legal or contractual restrictions on resale) or securities which are otherwise illiquid (including non-marketable securities and repurchase agreements having more than seven days remaining to maturity) if, as a result, more than 15% of the Fund's net assets would consist of such securities.

INVESTMENT RESTRICTIONS APPLICABLE TO THE GOVERNMENT CASH FUND
   The Government Cash Fund has adopted certain restrictions and fundamental policies which cannot be changed without a vote of a majority of its outstanding voting securities. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Government Cash Fund. Except as stated above with respect to a master-feeder structure, the Government Cash Fund may not:

   [bullet] Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;

   [bullet] Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Government Cash Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Government Cash Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Government Cash Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. The Government Cash Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;

   [bullet] With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;

   [bullet] Sell securities short;

   [bullet] Write or purchase put or call options;

   [bullet] Underwrite the securities of other issuers;

   [bullet] Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

   [bullet] Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Principal Investment Strategies" and in this Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

   [bullet] Invest more than an aggregate of 10% of its net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);

   [bullet] Invest in companies for the purpose of exercising control; or

   [bullet] Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

   The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or the Government Cash Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.


                                   PERFORMANCE

GOVERNMENT CASH FUND
   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Government Cash Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.

   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:

                        Net Change in Account Value    365
        Current Yield = --------------------------- X -----
                          Beginning Account Value       7


                                                     365
        Effective Yield = [(1 + Base Period Return) ----- ] - 1
                                                      7

   For the seven days ended December 31, 1998, the Government Cash Fund's effective (compounded) and current yields were 4.50% and 4.41%, respectively, for Class A Shares; 3.77% and 3.71%, respectively, for Class B Shares; 4.50% and 4.41%, respectively, for Class C Shares; and 4.81% and 4.71%, respectively, for Class I Shares.

   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

OTHER FUNDS
   The Trust will include performance data for Class A, Class B, Class C and Class I Shares of each Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of a Fund. Such performance information will be based on investment yields or total returns for the Fund.

YIELD
   Yield may not be the same as the distribution rate or the income reported in the Fund's financial statements. We compute yield by taking the interest and dividend income a Fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

                        Yield = 2 X [(a-b/cd) + 1] 6 - 1

   Where:

   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d = the maximum offering price per share on the last day of the period.


   The annualized yield for the Class A, Class B, Class C and Class I Shares of the Government Fund at December 31, 1998 was 3.81%, 3.34%, 3.54% and 4.23%.


AVERAGE ANNUAL TOTAL RETURN
   Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.

   Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

   Where:

       P = a hypothetical initial investment in the Fund of $1,000
       T = average annual total return
       n = number of years in period
     ERV = ending redeemable value at the end of the period of a hypothetical
           $1,000 investment in the Fund made at the beginning of the period.

   The following table summarizes the calculation of total return for each Fund (including the effect of the maximum sales charge) where applicable, through December 31, 1998.

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                   Year Ended        Five Years Ended     Ten Years Ended    Commencement of Operations*
Fund                                12/31/98             12/31/98            12/31/98               to 12/31/98
----                                --------             --------            --------               -----------
Class A Shares
--------------

Appreciation Fund                    (6.4)%               10.2%                 --                     11.3%
Foreign Equity Fund                   3.1%                 --                   --                      3.8%
Government Cash Fund                  4.9%                 --                   --                      4.8%
Government Fund                       3.7%                 4.4%                6.9%                     6.9%
Growth & Income Fund                 (7.0)%                --                   --                      6.9%
Managed Assets                        8.6%                 9.2%                 --                      9.8%
Strategy Fund                        (7.3)%                9.4%                 --                      9.9%


                                            YEAR ENDED                 FIVE YEARS ENDED      COMMENCEMENT OF OPERATIONS*
                                             12/31/98                     12/31/98                   TO 12/31/98
                                             --------                     --------                   -----------
CLASS B SHARES
--------------

Appreciation Fund                             (6.6)%                         --                        10.2%
Foreign Equity Fund                            2.9%                          --                         3.6%
Government Cash Fund                           4.2%                          --                         4.2%
Government Fund                                2.8%                          --                         6.1%
Growth & Income Fund                          (7.2)%                         --                         6.9%
Managed Assets                                 8.4%                          --                        12.6%
Strategy Fund                                 (7.5)%                         --                         6.8%

CLASS C SHARES
--------------
Appreciation Fund                             (2.9)%                       10.7%                       10.5%
Foreign Equity Fund                            6.9%                          --                         8.5%
Government Cash Fund                           4.9%                          --                         4.8%
Government Fund                                7.1%                         4.9%                        5.8%
Growth & Income Fund                          (3.6)%                         --                         9.0%
Managed Assets                                12.6%                         9.7%                       10.1%
Strategy Fund                                 (3.9)%                        9.8%                       10.0%

CLASS I SHARES
--------------
Appreciation Fund                             (0.7)%                         --                        13.3%
Foreign Equity Fund                            9.3%                          --                         9.6%
Government Cash Fund                           5.2%                          --                         5.2%
Government Fund                                9.3%                          --                         9.9%
Growth & Income Fund                          (1.3)%                         --                        10.1%
Managed Assets                                15.2%                          --                        16.3%
Strategy Fund                                 (1.7)%                         --                        10.1%



*Since inception, March 25, 1985 for Class A Shares of the Government Fund; December 29, 1989 for Class A Shares of the Strategy Fund; October 7, 1991 for Class A Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; and February 4, 1992 for Class C Shares of the Appreciation Fund, Strategy Fund, and the Government Fund; February 8, 1993 for Class A and Class C Shares of Managed Assets; May 1, 1994 for Class A and Class C Shares of the Government Cash Fund; April 8, 1996 for Class B Shares of the Appreciation Fund, Government Cash Fund, Strategy Fund, Managed Assets, and Government Fund; November 1, 1996 for Class I Shares of the Appreciation Fund, Strategy Fund, Government Cash Fund, and Managed Assets; November 26, 1996 for Class A, Class B, Class C and Class I Shares of the Growth & Income Fund; July 14, 1997 for Class I Shares of the Government Fund; and November 24, 1997 for Class A, Class B, Class C and Class I Shares of the Foreign Equity Fund.

   The investment results of the Class A, Class B, Class C and Class I Shares of a Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or Fund's expenses, realized or unrealized investment gains and losses, and the results of such Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.


                             PERFORMANCE COMPARISONS

   The Trust or a Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.


                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

ALL FUNDS OTHER THAN THE GOVERNMENT CASH FUND

   The current Distributor, Phoenix Equity Planning Corporation ("Equity Planning"), began distribution activities as of March 1, 1999. No principal transactions are effected with Equity Planning. The prior Distributor for the Trust was Zweig Securities Corp. ("ZSC", an affiliate of Equity Planning). Officers and Trustees of the Trust and Officers of the Adviser who are also Officers or Directors of ZSC or its affiliates receive indirect benefits from the Trust as a result of its usual and customary brokerage commissions which ZSC may receive for acting as broker to the Trust in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Trust which ZSC may receive. For the year ended December 31, 1998, Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets, Foreign Equity Fund, and Government Fund paid total brokerage commissions of $2,208,393, $1,489,767, $108,804, $841,813, $26,369, and $0, respectively. The amount paid by the Foreign Equity Fund for the period November 24, 1997 (commencement of operations) to December 31, 1997 was $7,571. For the years ended December 31, 1997 and 1996, respectively, Strategy Fund, Appreciation Fund, Managed Assets and Government Fund paid total brokerage commissions of $2,622,109, $855,258, $1,645,297, and $0, respectively, and $3,738,437,
$933,468, $2,130,073 and $0, respectively. Total brokerage commissions for the Growth & Income Fund for the year ended December 31, 1997 were $71,111.

   For the year ended December 31, 1998, the Trust paid ZSC $670,940 in brokerage commissions or 14.35% of total brokerage commissions for the year ended December 31, 1998. For the years ended December 31, 1997 and 1996, $420,251 and $633,637, respectively, was paid to ZSC.

   Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Trust. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Trust. In allocating brokerage, the Adviser may also consider research provided to its Subadviser pursuant to the Servicing Agreement.


   The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Trust.

   There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities of a particular Fund for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Fund during the fiscal year.

   The options activities of the Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets, Foreign Equity Fund and Government Fund may affect their respective turnover rates, the amount of brokerage commissions paid by each Fund and the realization of net short-term capital gains. Such gains, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Determination of Net Asset Value" and "Dividends, Distributions and Taxes."

   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

GOVERNMENT CASH FUND
   The Adviser places orders for the purchase and sale of securities for the Government Cash Fund. All the Government Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Government Cash Fund.


                               INVESTMENT ADVISERS


    Zweig/Glaser Advisers LLC ("Zweig/Glaser" or the "Adviser") is the investment adviser to each of the funds and is located at 900 Third Avenue, New York, NY 10022. As of December 31, 1998, Zweig/Glaser was managing eleven funds with net assets of approximately $2.6 billion and as administrator to two closed-end funds with assets in excess of $1.4 billion. Zweig/Glaser has been managing funds since September 1989.

   Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm, and has served investors for over 70 years. As of March 31, 1998, PXP had over $57 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


   Overall responsibility for the management and supervision of the Trust and the Funds rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Zweig/Glaser's services under its Management Agreement are subject to the direction of the Trustees.

   The Management Agreement will continue in effect for two years if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The Management Agreement was last approved by the Trustees on January 12, 1999 and by shareholders on February 25, 1999.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.


   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) selects brokers and dealers to execute transactions for each Fund; (e) ensures that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates. Pursuant to the Servicing Agreement, Zweig/Glaser has delegated to Zweig the responsibility for making asset allocation decisions for the Funds.


   The Funds' Subadviser is Zweig Consulting, LLC ("Zweig" or the "Subadviser"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and

Zweig/Glaser. Under a Servicing Agreement with Zweig/Glaser, Zweig's duties to each Fund include: (1) promoting the interests of the Trust; and (2) performing asset allocation research and analysis.


   In managing the assets of the Funds, the Adviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Trust and what securities shall be held or sold by the Trust. The Subadviser determines what portion of the Trust's assets shall be allocated between stocks, bonds and cash, as appropriate, taking into account each Fund's investment objective. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").


   The Trust pays the Adviser for its services, pursuant to the Management Agreement, a monthly fee at the annual rate of 0.50% of the average daily net assets of the Government Cash Fund, 0.60% of the average daily net assets of the Government Fund, 0.75% of the average daily net assets of the Strategy Fund and the Growth & Income Fund, and 1.00% of the average daily net assets of the Appreciation Fund, Managed Assets, and Foreign Equity Fund.


   For the fiscal year ended December 31, 1998, Zweig/Glaser earned investment management fees as follows: Strategy Fund: $8,625,971; Appreciation Fund:
$5,478,055; Growth & Income Fund: $303,824; Managed Assets: $5,677,160;
Government Fund: $249,834; Government Cash Fund: $433,374; and Foreign Equity
Fund: $66,869.

   For the years ended December 31, 1997 and 1996, the fees paid to Zweig/Glaser for each Fund were as follows: Strategy Fund: $9,154,436 and $9,070,222; Appreciation Fund: $5,195,484 and $4,876,108; Managed Assets: $5,454,174 and $6,109,364; Government Fund: $257,892 and $322,034; Government Cash Fund:
$302,623 and $325,301; and Growth & Income Fund: $160,389 and $5,354
(commencement to year end). For the period from November 24 (commencement of operations) to December 31, 1997, the management fees for the Foreign Equity Fund were $2,927.


   The Adviser has voluntarily undertaken to limit the expenses of the Government Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until December 31, 1999 to 0.35% of its average daily net assets. During the years ended December 31, 1998, 1997 and 1996, the Adviser's reimbursements to the Government Cash Fund aggregated $296,837, $251,454 and $247,233, respectively. The Adviser reserves the right to discontinue this policy at any time after December 31, 1999.

   The Adviser had voluntarily undertaken to limit the expenses of the Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 1.50% of its average daily net assets. For the year ended December 31, 1998, the Adviser reimbursed $148,672 to the Foreign Equity Fund. During the period November 24, 1997 (commencement of operations) to December 31, 1997, the Adviser's reimbursement to the Foreign Equity Fund aggregated $10,260.


   The Adviser had also voluntarily undertaken to limit the expenses of the Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1998 to 1.00% of its average daily net assets. During the years ended December 31, 1998 and 1997, the Adviser's reimbursements to the Growth & Income Fund aggregated $13,761 and $148,969, respectively.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Funds of the Trust.

   The Adviser has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in any of the Funds' or client accounts. In the event that a client of the Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser.


                        DETERMINATION OF NET ASSET VALUE


   FOR ALL FUNDS, the net asset value per share of each class of shares of each Fund is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time), and as of 2:00 p.m. eastern time for the Government Cash Fund, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Shares are entitled to dividends as declared by the Board and, on liquidation of a Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

   We subtract the non-class specific liabilities of a Fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

   Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or, if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). The Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Investment Company Act of 1940.

   THE GOVERNMENT CASH FUND. The Board of Trustees (the "Board") has determined that it is in the best interests of the Government Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Government Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board has determined that the Government Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Government Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Government Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.

   It is the normal practice of the Government Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Government Cash Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Government Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Government Cash Fund may realize a gain or loss.

                                HOW TO BUY SHARES


   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A, Class B or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class I Shares is $1,000,000 with no minimum subsequent investment. Completed applications for the purchase of shares should be mailed to: Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange (2:00 p.m. for shares of the Government Cash Fund) are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge applies to shares purchased by an investor in amounts over $1 million if redeemed within 12 months of purchase. Such deferred sales charge may be waived under certain conditions. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See Class A Shares--Reduced Initial Sales Charge.


CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See Class B and C Shares--Waiver of Sales Charges.


   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares for the Strategy Fund, Appreciation Fund, Growth & Income Fund, Managed Assets and Foreign Equity Fund, and 0.75% and 0.30% for the Government and Government Cash Funds, respectively. See the Funds' current Prospectus for more information.

CLASS I SHARES
   Class I Shares are offered primarily to persons subject to the Investment Adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Investment Adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Class I Shares are not available in all states.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Zweig Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix-Zweig Funds qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans;
(12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Zweig Funds, Phoenix-Engemann Funds or Phoenix-Seneca Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Zweig Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Zweig Government Cash Fund Class A or M Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Phoenix-Zweig Funds (other than Phoenix-Zweig Government Cash Fund Class A or M Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of the Phoenix-Zweig Funds, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE
   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12-month period.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from certain other Class A and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B and C Shares of these Funds; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on mandatory distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.


CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:


   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.


   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Zweig Trust. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to Equity Planning.



                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. The Trust and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

   EXCHANGES. Under certain circumstances, shares of any Phoenix-Zweig Fund may be exchanged for shares of the same class of another Phoenix-Zweig Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Zweig Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Zweig Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Zweig Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Zweig Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


BY MAIL
   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix-Zweig Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


BY CHECK (GOVERNMENT AND GOVERNMENT CASH FUNDS ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his/her Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.


ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS

   Each Fund of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code) (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Fund intends to qualify as a regulated investment company under the Code. Since each Fund intends to distribute at least annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.


TAXATION OF SHAREHOLDERS
   Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

   Dividends from Phoenix-Zweig Government Cash Fund and the Phoenix-Zweig Government Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders. Phoenix-Zweig Government Cash Fund's dividends include all accrued interest, earned discounts and realized gains and losses, less amortized premiums and accrued expenses. Distributions by other Funds out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Fund for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Funds, as well as on the proceeds of redemptions of Funds other than the Phoenix-Zweig Government Cash Fund, if the affected Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

TAX TREATMENT OF CERTAIN TRANSACTIONS
   In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by a Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

   Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

   The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.


                                 THE DISTRIBUTOR


   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Trust's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. The amendment of the Distribution Agreement naming Equity Planning as Distributor was last approved by the Trustees on January 12, 1999.


   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Trust. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For the fiscal year ended December 31, 1998 and prior years, Zweig Securities Corp. acted as Distributor for the Trust. The gross commissions paid to Zweig Securities Corp. on sales of Trust shares totaled $670,941, $420,251 and $633,637 for the years ended December 31, 1998, 1997 and 1996, respectively, under the former distribution arrangement.

   For the fiscal year ended December 31, 1998, $18,222, $577,702, and $208,502 in sales charges were collected on Class A, Class B and Class C Shares, respectively.


   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


DEALER CONCESSIONS

                         CLASS A SHARES -- ALL FUNDS (EXCEPT THE GOVERNMENT AND GOVERNMENT CASH FUNDS)
                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------
       Less than $50,000                           5.50%                       5.82%                        4.75%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.00%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               1.75%                       1.78%                        1.50%
       $1,000,000 or more                          None                         None                        None

                                               CLASS A SHARES -- GOVERNMENT FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------
       Less than $50,000                           4.75%                       4.99%                        4.00%
       $50,000 but under $100,000                  4.00%                       4.17%                        3.50%
       $100,000 but under $250,000                 3.00%                       3.09%                        2.50%
       $250,000 but under $500,000                 2.25%                       2.30%                        1.75%
       $500,000 but under $1,000,000               1.75%                       1.78%                        1.50%
       $1,000,000 or more                          None                         None                        None


   Class A Shares of the Government Cash Fund are offered to the public at their constant net asset value of $1.00 per share with no sales charge or dealer discount.

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under

$3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, a 1% CDSC will apply, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12 month period. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


ADMINISTRATIVE SERVICES
   Zweig/Glaser also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. Reimbursement for such services is included as part of the management fees.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares of each Fund except Class I Shares (i.e., a plan for the Class A and C Shares and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Fund (other than Class M Shares of the Government Cash Fund and Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Funds at a rate of 0.05% per annum; for Class B Shares of all Funds at a rate of 0.75% per annum; for Class C Shares at a rate of 0.75% per annum for the Appreciation Fund, Strategy Fund, Growth & Income Fund, Managed Assets and Foreign Equity Fund, 0.50% per annum for the Government Fund and 0.05% per annum for the Government Cash Fund.

   The Rule 12b-1 Plan for the Class M Shares issued by Zweig Government Cash Fund (the "Class M Plan") provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Government Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Government Cash Fund and the Manager, or Zweig Government Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that Zweig Government Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Government Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.

   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

   If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).


   For the fiscal year ended December 31, 1998, the Funds paid Rule 12b-1 Fees in the amount of $16,876,859. Unaffiliated broker-dealers received $49,184. Distributor expenses under the Plans consisted of: (1) advertising $7,802,102;
(2) compensation to dealers $16,784,507; and (3) other $152,027.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.


   The continuance of the Plans for Class A, Class B and C Shares and the Plan for Class M Shares was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on January 12, 1999. Prior to approving the continuance of the Plans and, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plans, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.


   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.


                             MANAGEMENT OF THE TRUST

   The Trustees have responsibility for management of the business of the Trust. The officers of the Trust are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and officers.

   Trustees and Officers

                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Claire B. Benenson (80)                 Trustee                   Consultant on Financial Conferences The New School for Social
870 U.N. Plaza                                                    Research, Director of The Burnham Fund Inc. and Trustee of the
New York, NY 10017                                                Phoenix-Euclid Funds. Former Director of Financial Conferences
                                                                  and Chairman, Department of Business and Financial Affairs, The
                                                                  New School for Social Research, President of the Money
                                                                  Marketeers of New York University, Trustee of Simms Global
                                                                  Fund and Director of Phoenix-Zweig Government Cash Fund Inc.

James Balog (70)                        Trustee                   Retired; Director and Member of the Audit, Investment, Stock
2205 N. Southwinds Blvd.                                          Option and Compensation Committees of Transatlantic Holdings,
Vero Beach, FL 32963                                              Inc. (reinsurance); Director and Member of the Executive
                                                                  Committee of Elan, Plc (pharmaceuticals); Director and Member of the Executive and Investment & Credit Committees of Great
                                                                  West Life and Annuity Insurance Company; Member of the
                                                                  Technical Advisory Board of Galen Partners (health care) and
                                                                  Trustee of the Phoenix-Euclid Funds. Former Director, Chairman
                                                                  of the Audit Committee and Member of the Executive Committee of
                                                                  A.L. Pharma, Inc. (health care); Chairman of 1838 Investment
                                                                  Advisors, L.P. and Chairman of Lambert Brussels Capital
                                                                  Corporation (investments).

                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------

S. Leland Dill (69)                     Trustee                   Retired; Director of Coutts Trust Holdings Limited, Coutts
5070 North Ocean Dr.                                              Group, Coutts (USA) International (private banking), Trustee of
Singer Island, FL 33404                                           BT Portfolios and BT Investment Funds and Trustee of the
                                                                  Phoenix-Euclid Funds. Former partner of KPMG Peat Marwick and
                                                                  Director of Zweig Cash Fund Inc. and Vintners International
                                                                  Company, Inc. (winery).

Eugene J. Glaser (58)*                  Chairman,                 President of the Adviser and Phoenix-Euclid Advisors LLC;
900 Third Avenue                        Chief Executive Officer   President and Director of the Zweig Securities Corp.; Chairman,
New York, NY 10022                      and Trustee               President, Chief Executive Officer and Trustee of the
                                                                  Phoenix-Euclid Funds. Former Director of Zweig Cash Fund Inc.,
                                                                  The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.


Donald B. Romans (68)                   Trustee                   President of Romans & Company, (private investors and financial
233 East Wacker Dr.                                               consultants); Director of the Burnham Fund Inc. and Trustee of
Chicago, IL 60601                                                 the Phoenix-Euclid Funds. Former Consultant to and Executive
                                                                  Vice President and Chief Financial Officer of Bally
                                                                  Manufacturing Corporation, and Director of Phoenix-Zweig
                                                                  Government Cash Fund Inc.


Martin E. Zweig (56)                    President                 President of the Subadviser; Chairman of the Board and
900 Third Avenue                                                  President of The Zweig Total Return Fund, Inc. and The Zweig
New York, NY 10022                                                Fund, Inc.; President and Director of Zweig-DiMenna
                                                                  International Managers, Inc. and Zweig Securities Advisory
                                                                  Service Inc.; Managing Director of Zweig-DiMenna Associates
                                                                  LLC; President and Director of Gotham Advisors, Inc.; Member of
                                                                  the Undergraduate Executive Board of the Wharton School,
                                                                  University of Pennsylvania. Former President of Zweig Cash Fund
                                                                  Inc. Former President and Director of Zweig Advisors Inc. and
                                                                  Zweig Total Return Advisors, Inc. General Partner of Zweig
                                                                  Katzen Investors, L.P.; Former Chairman of the Adviser.

Michael E. Haylon (41)                  Executive Vice            Director and Executive Vice President--Investments, Phoenix
56 Prospect Street                      President                 Investment Partners, Ltd. (1995-present). Executive Vice
Hartford, CT 06115                                                President, Zweig/Glaser Advisers LLC (1999-present). Director
                                                                  (1994-present), President (1995-present), Executive Vice
                                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                                  Investment Counsel, Inc. Director (1994-present), President
                                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                                  President (1993-1994), National Securities & Research
                                                                  Corporation. Director, Phoenix Equity Planning Corporation
                                                                  (1995-present). Executive Vice President, Phoenix Funds
                                                                  (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                                  Executive Vice President (1997-present), Vice President
                                                                  (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                                  Senior Vice President, Securities Investments, Phoenix Home
                                                                  Life Mutual Insurance Company (1993-1995).

John F. Sharry (46)                     Executive Vice            President, Retail Division, Phoenix Investment Partners, Ltd.
56 Prospect Street                      President                 (1999-president). Managing Director, Retail Distribution,
Hartford, CT 06115                                                Phoenix Equity Planning Corporation (1995-present). Executive
                                                                  Vice President, Phoenix Funds and Phoenix-Aberdeen Series Funds
                                                                  (1998-present). Managing Director, Director and National Sales
                                                                  Manager, Putnam Mutual Funds (until 1995).


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------

David Katzen (41)                       Senior Vice President     Senior Vice President of the Adviser and Executive Vice
900 Third Avenue                                                  President of Euclid Advisors LLC; Executive Vice President of
New York, NY 10022                                                the Phoenix-Euclid Funds. Former Director of Quantitative
                                                                  Research at Avatar Investors Associates, Corp.; Director of
                                                                  Equity Research for Zweig Total Return Advisors, Inc.; Research
                                                                  Director of Zweig Advisors, Inc.; and Vice President of The
                                                                  Zweig Fund, Inc. and ZZK Management, Inc. Former Vice President
                                                                  of Zweig Advisors, Inc. and former Trustee of Euclid Mutual
                                                                  Funds.

Thomas N. Steenburg (50)                Senior Vice President     Senior Vice President (1999-present), Vice President, Secretary
55 East Monroe Street                                             and Counsel (1995-1999), Phoenix Investment Partners, Ltd.
Chicago, IL 60603                                                 Executive Vice President (1999-present), Vice President and
                                                                  Counsel (1996-1999), Duff & Phelps Investment Management Co.
                                                                  Senior Vice President, Zweig/Glaser Advisers LLC
                                                                  (1999-present). Vice President, Counsel and Secretary, Phoenix
                                                                  Investment Counsel, Inc., National Securities & Research
                                                                  Corporation and Phoenix Equity Planning Corporation
                                                                  (1996-present). Vice President--Compliance, Phoenix-Aberdeen
                                                                  International Advisors LLC (1996-present). Vice President,
                                                                  Counsel and Compliance Officer, Seneca Capital Management, LLC
                                                                  (1997-present). Vice President, Counsel and Secretary, Roger
                                                                  Engemann & Associates, Inc. (1998-present). Counsel, Phoenix
                                                                  Home Life Mutual Insurance Company (1991-1995).

Barry Mandinach (43)                    First Vice President      Executive Vice President of the Zweig Corp., Senior
900 Third Avenue                                                  Vice President of the Adviser and Euclid Advisors LLC, and
New York, NY 10022                                                First Vice President of the Phoenix-Euclid Funds.

Carlton Neel (31)                       First Vice President      First Vice President of the Adviser; Vice President of Zweig
900 Third Avenue                                                  Advisors Inc. and Zweig Total Return Advisors, Inc.; Former
New York, NY 10022                                                Vice President of J.P. Morgan & Co., Inc.


Alfred J. Ratcliffe (51)                First Vice President,     First Vice President of the Adviser and Euclid Advisors LLC,
900 Third Avenue                        Treasurer, Principal      and First Vice President, Treasurer, Principal Accounting
New York, NY  10022                     Accounting Officer        Officer and Assistant Secretary of the Phoenix-Euclid Funds.
                                        and Assistant Secretary   Former Vice President of The Bank of New York.


Charles I. Leone (37)                   First Vice President and  First Vice President and Chief Financial Officer of the Adviser
900 Third Avenue                        Assistant Secretary       and Euclid Advisors LLC, First Vice President, Chief Financial
New York, NY 10022                                                Officer and Assistant Secretary of Zweig Securities Corp. and
                                                                  First Vice President and Assistant Secretary of the
                                                                  Phoenix-Euclid Funds.  Former Assistant Treasurer of Zweig Cash
                                                                  Fund Inc.

Annemarie Gilly (47)                    First Vice President      First Vice President of the Adviser, Zweig Securities Corp. and
900 Third Avenue                                                  Euclid Advisors LLC, and First Vice President of the
New York, NY 10022                                                Phoenix-Euclid Funds.  Former Vice President of Concord
                                                                  Financial Group and former Director of The Zweig Fund, Inc. and
                                                                  The Zweig Total Return Fund, Inc.

Jeffrey Lazar (39)                      Vice President            Vice President and Treasurer of The Zweig Fund, Inc. and Zweig
900 Third Avenue                                                  Total Return Fund, Inc.; Executive Vice President, Treasurer
New York, NY 10022                                                and Secretary of Zweig Advisors Inc. and Zweig Total Return
                                                                  Advisors, Inc. Former Director of The Zweig Fund, Inc. and The
                                                                  Zweig Total Return Fund, Inc.


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Beth Abraham (43)                       Assistant Vice President  Assistant Vice President of The Adviser and the Phoenix-Euclid
900 Third Avenue                                                  Funds. Former self-employed consultant to the mutual fund New
                                                                  York, NY 10022 industry.

Tom Disbrow (33)                        Assistant Vice            Vice President of the Adviser and Euclid Advisors LLC and
900 Third Avenue                        President and Assistant   Assistant Vice President and Assistant Treasurer of the
New York, NY 10022                      Treasurer                 Phoenix-Euclid Funds

Rhonda Lee Berzner (34)                 Assistant Vice            Senior Research Analyst for the Adviser and Euclid Advisors LLC
900 Third Avenue                        President                 and Assistant Vice President of the Phoenix-Euclid Funds.
New York, NY 10022


Marc Baltuch (53)                       Secretary                 First Vice President of the Adviser and Euclid Advisors LLC;
900 Third Avenue                                                  First Vice President, Director, Chief Compliance Officer of
New York, NY 10022                                                Watermark Securities, Inc.; Secretary of Zweig Securities
                                                                  Corp.; Assistant Secretary of Gotham Advisors, Inc. Former
                                                                  Assistant Secretary of  Zweig Total Return Advisors, Inc. and
                                                                  Zweig Advisors Inc.; Secretary of the Phoenix-Euclid Funds.
                                                                  Former Secretary of Zweig Cash Fund Inc.


   *Designates a trustee who is an interested person of the trust within the meaning of the 1940 Act.

COMPENSATION OF TRUSTEES AND OFFICERS

   Those trustees and officers of the Trust who are affiliated with the Subadviser or the Adviser are not separately compensated for their services as trustees or officers of the Trust. The Trust currently pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Fund. In addition, each such trustee receives a fee of $1,000 per year from each Fund. For the fiscal year ended December 31, 1998, the fees and expenses of disinterested trustees, as a group, were $74,967.

   Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.


   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                          PENSION OR
                                  AGGREGATE           RETIREMENT BENEFITS           ESTIMATED                  TOTAL
                                COMPENSATION            ACCRUED AS PART          ANNUAL BENEFITS           COMPENSATION
         NAME                 FROM ZWEIG FUNDS         OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                 ----------------         ----------------          ---------------         ----------------
James Balog                        $18,000                                                                    $18,000
Claire B. Benenson                 $18,000                   None                     None                    $18,000
S. Leland Dill                     $19,400                  for any                  for any                  $19,400
Eugene J. Glaser*                       $0                  Trustee                  Trustee                       $0
Donald B. Romans                   $19,567                                                                    $19,567

   *"Interested Person" as defined under the Investment Company Act.


   The Board of Trustees met four times during the Trust's fiscal year ended December 31, 1998. Each Trustee attended all of the meetings of the Board. The Board does not have any committees.

   At April 22, 1999, except for Dr. Martin E. Zweig and David Katzen, the Trustees and officers as a group owned less than 1% of any class of any fund of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of April 14, 1999 with respect to each person who beneficially owns 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDER                             FUND AND CLASS                         PERCENT OF CLASS
-------------------                             --------------                         ----------------
A.G. Edwards & Sons Inc. C/F                    Foreign Equity Fund--Class B                   5.42%
Scott Deperro
2941 Lamplight Lane
Willoughby Hill, OH 44094

NAME OF SHAREHOLDER                             FUND AND CLASS                         PERCENT OF CLASS
-------------------                             --------------                         ----------------
Kate D. Clark                                   Government Cash Fund--Class B                  5.04%
4 E. Kirke Street
Chevy Chase, MD 20815

David Katzen                                    Government Cash Fund--Class I                 28.57%
134 W. Mountain Road
Sparta, NJ 07871

Manhattan Brass & Copper Co.                    Foreign Equity Fund--Class A                   8.89%
Profit Sharing Plan                             Growth & Income Fund--Class A                  6.67%
5671 49th Street
Maspeth, NY 11378

PaineWebber FBO                                 Government Cash Fund--Class B                  8.92%
Robert E. Carlin
P. O. Box 3321
Weehawken, NJ 07087

PaineWebber FBO                                 Government Cash Fund--Class B                  7.23%
Robert E. Carlin Sr.
P. O. Box 33572
Palm Beach, FL 33420

Prudential Bank & Trust FBO                     Appreciation Fund--Class I                     5.86%
Its Defined Contribution Plan Customers 30
Scranton Office Park
Scranton, PA 18507

Prudential Securities Inc. Cust.                Government Cash Fund--Class B                  7.15%
Jordan I. Matulef
8707 Skokie Boulevard, Ste. 404
Skokie, IL 60077

Nicholas Schaus and Barbara Schaus              Government Cash Fund--Class A                  5.31%
137 Anchor Drive
Vero Beach, FL 32963

State Street Bank & Trust Co. Cust.             Government Cash Fund--Class B                  5.73%
James Ayers
2107 S. Branch Drive
White House Station, NJ 08889

State Street Bank & Trust Co. Cust.             Government Cash Fund--Class A                 12.04%
Harold Cohen
3606 Spring Brook Drive
Edison, NJ 08820

Martin E. Zweig and immediate family            Government Cash Fund--Class I                 71.14%
900 Third Avenue                                Government Cash Fund--Class M                 46.06%
New York, NY 10022                              Government Fund--Class I                      59.73%

   The following table sets forth information as of April 14, 1999 with respect to each person owning of record 5% or more of any class of the Registrant's equity securities.

NAME OF SHAREHOLDER                             FUND AND CLASS                         PERCENT OF CLASS
-------------------                             --------------                         ----------------
Donaldson Lufkin Jenrette Securities            Government Cash Fund--Class A                  31.91%
Corporation Inc.
P. O. Box 2052
Jersey City, NJ 07303

NAME OF SHAREHOLDER                             FUND AND CLASS                         PERCENT OF CLASS
-------------------                             --------------                         ----------------
MLPF&S for the sole benefit of its customers    Appreciation Fund--Class B                     12.06%
Attn:  Fund Administration                      Foreign Equity Fund--Class B                   14.77%
4800 Deer Lake Drive East                       Foreign Equity Fund--Class C                    8.97%
Jacksonville, FL 32246                          Government Fund--Class B                       37.91%
                                                Government Fund--Class C                       36.24%
                                                Growth & Income Fund--Class B                  17.31%
                                                Growth & Income Fund--Class C                  14.03%
                                                Managed Assets--Class A                         8.67%
                                                Managed Assets--Class B                        24.75%
                                                Managed Assets--Class C                        19.44%
                                                Strategy Fund--Class A                         12.63%
                                                Strategy Fund--Class B                         16.65%
                                                Strategy Fund--Class C                         20.01%

Prudential Securities Inc. FBO                  Appreciation Fund--Class I                     91.66%
Zweig Advisors Inc. MPP/PS Plan                 Foreign Equity Fund--Class I                  100%
900 Third Avenue                                Government Fund--Class I                       40.27%
New York, NY 10022                              Growth & Income Fund--Class I                  99.99%
                                                Managed Assets--Class I                        97.61%
                                                Strategy Fund--Class I                         99.99%

Salomon Smith Barney Inc.                       Government Fund--Class B                        5.51%
333 West 34th Street
New York, NY 10001



                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian of the Trust's assets. State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02266-8505, serves as transfer agent and dividend paying agent for the Trust.


REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS:
   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).

COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:
   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations. Description of S&P's Commercial Paper Ratings:

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

                               PHOENIX-ZWEIG TRUST

                       PHOENIX-ZWEIG GOVERNMENT CASH FUND
                                 CLASS M SHARES



                          900 Third Avenue, 31st Floor
                            New York, New York 10022




                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Zweig Government Cash Fund (the "Fund"), dated May 1, 1999, which describes the Class M Shares of the Fund, and should be read in conjunction with it. This Statement of Additional Information describes the Class M Shares of the Fund only. Class M Shares currently have no exchange feature, and may not be exchanged for Class A, Class B, Class C or Class I Shares of the Fund, or shares of any other fund of the Phoenix-Zweig Trust (the "Trust") or any other Affiliated Phoenix Fund. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-1574 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                                TABLE OF CONTENTS

                                                                          PAGE

THE TRUST ...............................................................    1
INVESTMENT OBJECTIVES AND POLICIES ......................................    1
PERFORMANCE .............................................................    2
PERFORMANCE COMPARISONS .................................................    3
INVESTMENT ADVISERS .....................................................    3
DETERMINATION OF NET ASSET VALUE ........................................    4
HOW TO BUY AND SELL SHARES ..............................................    5
TAX SHELTERED RETIREMENT PLANS ..........................................    6
THE DISTRIBUTOR AND DISTRIBUTION PLANS...................................    6
MANAGEMENT OF THE TRUST..................................................    7
ADDITIONAL INFORMATION...................................................   11


                 Customer Service and Marketing: (800) 243-1574
                        Telephone Orders: (800) 24301574


PXP1203 (5/99)

                                    THE TRUST


   The Trust is an open-end management investment company which was organized in 1984 as a Massachusetts business trust, then reorganized as a Delaware business trust in 1996.

   The Fund's Prospectus describes the investment objectives of the Phoenix-Zweig Government Cash Fund (the "Fund"), and summarizes the investment policies and investment techniques the Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES


   The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of the Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed without the approval of the Fund's shareholders.


REPURCHASE AGREEMENTS

   Repurchase agreements involve purchases of securities by the Fund. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. The Fund intends to invest more than 20% of its assets in repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities and only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Fund's repurchase agreements must be fully backed by collateral (U.S. Government securities) that is marked to market, or priced, each day.


U.S. TREASURY ISSUES

   The Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service. Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.


                             INVESTMENT RESTRICTIONS


   The Fund has adopted certain restrictions and fundamental policies which cannot be changed without a vote of a majority of its outstanding voting securities. A majority for this purpose is defined as the lesser of: (a) 67% of the shares represented at a meeting if at least 50% of all shares are represented; or (b) more than 50% of all outstanding shares. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Fund. Except as stated above with respect to a master-feeder structure, the Fund may not:


   [bullet] Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;


   [bullet] Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. The Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;


   [bullet] With respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;

   [bullet] Sell securities short;

   [bullet] Write or purchase put or call options;

   [bullet] Underwrite the securities of other issuers;

   [bullet] Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

   [bullet] Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Principal Investment Strategies" and in this Statement of Additional Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

   [bullet] Invest more than an aggregate of 10% of its net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);

   [bullet] Invest in companies for the purpose of exercising control; or

   [bullet] Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


   The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or the Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.

                                   PERFORMANCE

   From time to time, the Trust determines a current yield and effective yield for each class of shares of the Fund. For a further discussion of how the Trust calculates yield, see "Pricing of Fund Shares" in the Prospectus.


   The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.

   These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

The yields are then calculated as follows:


                         Net Change in Account Value    365
         Current Yield = --------------------------- X -----
                           Beginning Account Value       7


                                                      365
         Effective Yield = [(1 + Base Period Return) ----- ] - 1
                                                       7


   For the seven days ended December 31, 1998, the Fund's effective (compounded) and current yields were 4.75% and 4.65%, respectively, for Class M Shares; 4.50% and 4.41%, respectively, for Class A Shares; 3.77% and 3.71%, respectively, for Class B Shares; 4.50% and 4.41%, respectively, for Class C Shares; and 4.81% and 4.71%, respectively, for Class I Shares.


   Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

   The investment results of the Class M, Class A, Class B, Class C and Class I Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

                             PERFORMANCE COMPARISONS

   The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; Barron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report; Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor; Investment Advisor; Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today; U.S. News & World Report; The Wall Street Journal; Worth and other industry publications.


                               INVESTMENT ADVISERS

   Zweig/Glaser Advisers LLC ("Zweig/Glaser") is the investment adviser to the Fund and is located at 900 Third Avenue, New York, NY 10022. As of December 31, 1998, Zweig/Glaser was managing twelve funds with net assets of approximately $2.6 billion and acting as administrator for two closed-end funds with assets in excess of $1.4 billion. Zweig/Glaser has been managing funds since September 1989.

   Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. (`PXP"), a Delaware corporation, located at 56 Prospect St., Hartford, CT 06115. PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. As of March 31, 1998, PXP had over $57 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco, Zweig/Glaser in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


   Overall responsibility for the management and supervision of the Trust and the Fund rests with the Trustees of the Phoenix-Zweig Trust (the "Trustees"). Zweig/Glaser's services under its Management Agreement are subject to the direction of the Trustees.

   The Management Agreement will continue in effect for two years if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The Management Agreement was last approved by the Trustees on January 12, 1999 and by the shareholders on February 25, 1999.


   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of the Fund, furnishes the Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's General Counsel; (c) makes investment decisions for the Trust; (d) ensures that investments follow the investment objective, strategies, and policies of the Fund and comply with government regulations; (e) selects brokers and dealers to execute transactions for the Fund; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Fund, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.

   The Fund's Subadviser is Zweig Consulting, LLC ("Zweig"). Its principal offices are located at 900 Third Ave., New York, NY 10022. Zweig's services under the Servicing Agreement are subject to the direction of both the Trustees and Zweig/Glaser. Under a Servicing Agreement with Zweig/Glaser, Zweig's duties to the Fund include promoting the interests of the Trust and research and analysis.

   In managing the assets of the Fund, the Adviser furnishes continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. More specifically, the Adviser determines from time to time what securities shall be purchased for the Fund and what securities shall be held or sold by the Fund. The Subadviser provides information that assists the Adviser in determining dollar-weighted average portfolio maturity. Both the Subadviser and Adviser are subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Adviser places order for the investment and reinvestment of the Fund's assets.


   The Trust pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.


   For the fiscal year ended December 31, 1998, Zweig/Glaser earned investment management fees of $433,374.

   For the years ended December 31, 1997 and 1996, the fees paid to Zweig/Glaser for the Fund were $257,892 and $322,034, respectively.


   The Adviser has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 2000 to 0.35% of its average daily net assets. During the years ended December 31, 1998, 1997 and 1996, the Adviser's reimbursements to the Fund aggregated $296,837, $251,454 and $247,233, respectively. The Adviser reserves the right to discontinue this policy at any time after April 30, 2000.


   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Adviser (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain assets of the Trust.

   The Adviser has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of the Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser.

                        DETERMINATION OF NET ASSET VALUE


   The net asset value per share of each class of shares is determined as of 2:00 p.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 PM eastern time) on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Board of Trustees ("the Board") has determined that it is in the best interests of the Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board has determined that the Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.


   It is the normal practice of the Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Adviser believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss.


   Class M Shares are entitled to dividends as declared by the Board and, on liquidation of the Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

                           HOW TO BUY AND SELL SHARES


   Reference is made to the materials in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares," which describe the methods of purchase and redemption of Fund shares. The following is additional information related to certain of those methods. Class M Shares are not exchangeable with any of the Phoenix-Zweig Funds or any other Affiliated Phoenix Fund.


SWEEP PROGRAMS
   Class M Shares of the Fund may be purchased through certain participating securities dealers and/or banks (Institutions) which have established sweep programs under which cash in their customers' accounts may be automatically invested in the Fund. The customers' rights under these programs are governed by the provisions of the particular Institution's program and the details of the programs vary. The description below, while generally followed, should be considered as illustrative of how such programs work, but may not be true of a particular program.

   Typically, in these programs each participating customer, pursuant to an agreement executed with a particular Institution, becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the Institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The participating Institution holds shares registered in its name, as agent for the customer, on the books of the Fund. A statement regarding the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer normally are available to the customer promptly upon request. In addition, each customer is sent proxies, periodic reports and other information from the Trust with regard to the shares. The customer's shares are fully assignable and may be encumbered by the customer. The sweep agreement can be terminated by the customer at any time, without affecting beneficial ownership of the shares. In order to obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum is not maintained. In general, the automatic investment in shares of the Fund occurs on the same day that withdrawals are made from the customer's account by the participating Institution, but there may be a greater time lag between the removal of funds from an account and their investment in shares of the Fund. Depending on the particular program of the participating Institution, the customer may or may not earn interest on the funds being swept during this lag.

   All agreements which relate to the service are with the participating Institution. Neither the Distributor nor the Fund is a party to any of those agreements and no part of the compensation received by the participating Institution flows to the Fund or to the Distributor or to any of their affiliates either directly or indirectly. Information concerning those programs and any related charges or fees is provided by the particular Institution prior to purchases of the Class M Shares. Any fees charged by a participating Institution effectively reduces the Fund's yield for those customers.


   If a participating bank were prohibited from offering the sweep program, it is expected that customers of the participating bank who seek to invest in the Fund would have to purchase and redeem shares directly through the Fund's transfer agent, State Street Bank and Trust Company.


CHECK SERVICE

   An investor may request in writing that the Fund establish a check service ("Check Service") with Equity Planning as agent to draw against the investor's Fund account. Upon receipt of such request, the Fund will provide checks ("Checks"). Checks may be made payable to the order of anyone in an amount of $500 or more. Class M Shares held under retirement plans or IRAs are not eligible for the Check Service. The Check Service is subject to Equity Planning's customary rules and regulations governing checking accounts, and the Fund and Equity Planning each reserve the right to change or suspend the Check Service. The Check

Service may be discontinued at any time or for any investor. The Check Service does not create a checking or other bank account relationship between the shareholder and Equity Planning or the Fund.

   When a Check is presented to Equity Planning for payment, through normal banking channels, Equity Planning, as the investor's agent, causes the Fund to redeem at the net asset value a sufficient number of full and fractional Class M Shares to cover the amount of the Check. If there is an insufficient number of shares in your account, the Check is marked insufficient funds and is returned unpaid to the presenting bank. Checks will only clear Equity Planning if drawn against funds which have been invested for at least 15 days, except for wire investments. Cancelled (paid) Checks are returned to you; however, this practice may be discontinued in the future or a charge for such service may be imposed. By requesting the Check Service, you agree to indemnify and hold harmless Equity Planning, the Fund, and any of their agents from any liability for honoring Checks or for effecting or facilitating redemptions pursuant to the Check Service or for returning Checks which have not been accepted. The Check Service enables you to receive the daily dividends declared on the shares to be redeemed until the day that the Check is presented to Equity Planning for payment. Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using the Check Service.


   The Fund reserves the right in its sole discretion to reject any purchase order in whole or in part for any reason that it deems sufficient and to change the minimum investment and subsequent purchases in the Fund.

   No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Fund and credited to such account.

                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-1574 for further information about the plans.


                     THE DISTRIBUTOR AND DISTRIBUTION PLANS


   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Trust's shares. The Trust has adopted a separate Rule 12b-1 Plan for the Class M Shares (the "Class M Plan"). The Class M Plan provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Service payments under the Class M Plan are paid in equal amounts by the Fund and the Adviser, or the Fund and the Adviser reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that the Fund will pay the costs and expenses connected with the printing and distribution of the Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum. The Distribution Agreement was last approved by the Trustees on January 12, 1999.

   The Trust has also adopted a distribution plan for the Class A and Class C Shares, and for the Class B Shares of the Fund (the "Class A and C and Class B Plans"), in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares subject to the Class A and C and Class B Plans pays a service fee at the rate of 0.25% per annum of the daily average net assets of such class and a distribution fee based on average daily net assets at the following rates: for Class A Shares, 0.05% per annum; for Class B Shares, 0.75% per annum, and for Class C Shares, 0.05% per annum.

   A report of the amounts expended under the Class M Plan and the Class A and Class C and Class B Plans (collectively, the "Plans") must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class of a Series, by vote of a majority of the shares of such Class. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes of shares, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have been renewed).

   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.


   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above. The continuance of the Plan was last approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on January 12, 1999. The adoption of the Class M Plan was approved by the Board of Trustees at a meeting held on December 14, 1993, and was approved by the initial shareholders of the Class M Shares on April 25, 1994. Prior to approving the continuance of the Plan and the adoption of the Class M Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class M Plan, the Board considered, among other factors: (1) the Trust's experience under the Plan and the previous Rule 12b-1 Plan for the Class A Shares of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plan and the previous Class A Rule 12b-1 Plan and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon its review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plan and the adoption of the Class M Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trustees have responsibility for management of the business of the Trust. The officers of the Trust are responsible for its day to day operations. Set forth below is certain information concerning the Trustees and officers.

   Trustees and Officers

                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------
Claire B. Benenson (80)                 Trustee                   Consultant on Financial Conferences The New School for Social
870 U.N. Plaza                                                    Research, Director of The Burnham Fund Inc. and Trustee of the
New York, NY 10017                                                Phoenix-Euclid Funds. Former Director of Financial Conferences
                                                                  and Chairman, Department of Business and Financial Affairs, The
                                                                  New School for Social Research, President of the Money
                                                                  Marketeers of New York University, Trustee of Simms Global
                                                                  Fund and  Director of Phoenix-Zweig Government Cash Fund Inc.

James Balog (70)                        Trustee                   Retired; Director and Member of the Audit, Investment, Stock
2205 N. Southwinds Blvd.                                          Option and Compensation Committees of Transatlantic Holdings,
Vero Beach, FL 32963                                              Inc. (reinsurance); Director and Member of the Executive
                                                                  Committee of Elan, Plc (pharmaceuticals); Director and Member of the Executive and Investment & Credit Committees of Great
                                                                  West Life and Annuity Insurance Company; Member of the
                                                                  Technical Advisory Board of Galen Partners (health care) and
                                                                  Trustee of the Phoenix-Euclid Funds. Former Director, Chairman
                                                                  of the Audit Committee and Member of the Executive Committee of
                                                                  A.L. Pharma, Inc. (health care); Chairman of 1838 Investment
                                                                  Advisors, L.P. and Chairman of Lambert Brussels Capital
                                                                  Corporation (investments).


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------

S. Leland Dill (69)                     Trustee                   Retired; Director of Coutts Trust Holdings Limited, Coutts
5070 North Ocean Dr.                                              Group, Coutts (USA) International (private banking), Trustee of
Singer Island, FL 33404                                           BT Portfolios and BT Investment Funds and Trustee of the
                                                                  Phoenix-Euclid Funds. Former partner of KPMG Peat Marwick and
                                                                  Director of Zweig Cash Fund Inc. and Vintners International
                                                                  Company, Inc. (winery).

Eugene J. Glaser (58)*                  Chairman,                 President of the Adviser and Phoenix-Euclid Advisors LLC;
900 Third Avenue                        Chief Executive Officer   President and Director of the Zweig Securities Corp.; Chairman,
New York, NY 10022                      and Trustee               President, Chief Executive Officer and Trustee of the
                                                                  Phoenix-Euclid Funds. Former Director of Zweig Cash Fund Inc.,
                                                                  The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

Donald B. Romans (68)                   Trustee                   President of Romans & Company, (private investors and financial
233 East Wacker Dr.                                               consultants); Director of the Burnham Fund Inc. and Trustee of
Chicago, IL 60601                                                 the Phoenix-Euclid Funds. Former Consultant to and Executive
                                                                  Vice President and Chief Financial Officer of Bally
                                                                  Manufacturing Corporation, and Director of Phoenix-Zweig
                                                                  Government Cash Fund Inc.

Martin E. Zweig (56)                    President                 President of the Subadviser; Chairman of the Board and
900 Third Avenue                                                  President of The Zweig Total Return Fund, Inc. and The Zweig
New York, NY 10022                                                Fund, Inc.; President and Director of Zweig-DiMenna
                                                                  International Managers, Inc. and Zweig Securities Advisory
                                                                  Service Inc.; Managing Director of Zweig-DiMenna Associates
                                                                  LLC; President and Director of Gotham Advisors, Inc.; Member of
                                                                  the Undergraduate Executive Board of the Wharton School,
                                                                  University of Pennsylvania. Former President of Zweig Cash Fund
                                                                  Inc. Former President and Director of Zweig Advisors Inc. and
                                                                  Zweig Total Return Advisors, Inc. General Partner of Zweig
                                                                  Katzen Investors, L.P.; Former Chairman of the Adviser.

Michael E. Haylon (41)                  Executive Vice            Director and Executive Vice President--Investments, Phoenix
56 Prospect St.                         President                 Investment Partners, Ltd. (1995-present). Executive Vice
Hartford, CT 06115                                                President, Zweig/Glaser Advisers LLC (1999-present). Director
                                                                  (1994-present), President (1995-present), Executive Vice
                                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                                  Investment Counsel, Inc. Director (1994-present), President
                                                                  (1996-present), Executive Vice President (1994-1996),
                                                                  Vice President (1993-1994), National Securities & Research
                                                                  Corporation. Director, Phoenix Equity Planning Corporation
                                                                  (1995-present). Executive Vice President, Phoenix Funds
                                                                  (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                                  Executive Vice President (1997-present), Vice President
                                                                  (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                                  Senior Vice President, Securities Investments, Phoenix Home
                                                                  Life Mutual Insurance Company (1993-1995).

John F. Sharry (46)                     Executive Vice            Managing Director, Retail Distribution, Phoenix Equity Planning
56 Prospect Street                      President                 Corporation (1995-present). Executive Vice President, Phoenix
Hartford, CT 06115                                                Funds and Phoenix-Aberdeen Series Funds (1998-present).
                                                                  Managing Director, Director and National Sales Manager, Putnam
                                                                  Mutual Funds (until 1995).


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------

David Katzen (41)                       Senior Vice President     Senior Vice President of the Adviser and Executive Vice
900 Third Avenue                                                  President of Euclid Advisors LLC; Executive Vice President of
New York, NY 10022                                                the Phoenix-Euclid Funds. Former Director of Quantitative
                                                                  Research at Avatar Investors Associates, Corp.; Director of
                                                                  Equity Research for Zweig Total Return Advisors, Inc.; Research
                                                                  Director of Zweig Advisors, Inc.; and Vice President of The
                                                                  Zweig Fund, Inc. and ZZK Management, Inc. Former Vice President
                                                                  of Zweig Advisors, Inc. and former Trustee of Euclid Mutual
                                                                  Funds.

Thomas N. Steenburg (50)                Senior Vice President     Senior Vice President (1999-present), Vice President, Secretary
55 East Monroe Street                                             and Counsel (1995-1999), Phoenix Investment Partners, Ltd.
Chicago, IL 60603                                                 Executive Vice President (1999-present), Vice President and
                                                                  Counsel (1996-1999), Duff & Phelps Investment Management Co.
                                                                  Senior Vice President, Zweig/Glaser Advisers LLC
                                                                  (1999-present). Vice President, Counsel and Secretary, Phoenix
                                                                  Investment Counsel, Inc., National Securities & Research
                                                                  Corporation and Phoenix Equity Planning Corporation
                                                                  (1996-present). Vice President--Compliance, Phoenix-Aberdeen
                                                                  International Advisors LLC (1996-present). Vice President,
                                                                  Counsel and Compliance Officer, Seneca Capital Management, LLC
                                                                  (1997-present). Vice President, Counsel and Secretary, Roger
                                                                  Engemann & Associates, Inc. (1998-present). Counsel, Phoenix
                                                                  Home Life Mutual Insurance Company (1991-1995).

Barry Mandinach (43)                    First Vice President      Executive Vice President of Zweig Securities Corp., Senior Vice
900 Third Avenue                                                  President of the Adviser and Euclid Advisors LLC, and First
New York, NY 10022                                                Vice President of the Phoenix-Euclid Funds.

Carlton Neel (31)                       First Vice President      First Vice President of the Adviser; Vice President of Zweig
900 Third Avenue                                                  Advisors Inc. and Zweig Total Return Advisors, Inc.; Former
New York, NY 10022                                                Vice President of J.P. Morgan & Co., Inc.

Alfred J. Ratcliffe (51)                First Vice President,     First Vice President of the Adviser and Euclid Advisors LLC,
900 Third Avenue                        Treasurer, Principal      and First Vice President, Treasurer, Principal Accounting
New York, NY  10022                     Accounting Officer        Officer and Assistant Secretary of the Phoenix-Euclid Funds.
                                        and Assistant Secretary   Former Vice President of The Bank of New York.

Charles I. Leone (37)                   First Vice President and  First Vice President and Chief Financial Officer of the Adviser
900 Third Avenue                        Assistant Secretary       and Euclid Advisors LLC, First Vice President, Chief Financial
New York, NY 10022                                                Officer and Assistant Secretary of Zweig Securities Corp.
                                                                  and First Vice President and Assistant Secretary of the
                                                                  Phoenix-Euclid Funds.  Former Assistant Treasurer of Zweig Cash
                                                                  Fund Inc.

Annemarie Gilly (47)                    First Vice President      First Vice President of the Adviser, Zweig Securities Corp. and
900 Third Avenue                                                  Euclid Advisors LLC, and First Vice President of the
New York, NY 10022                                                Phoenix-Euclid Funds.  Former Vice President of Concord
                                                                  Financial Group and former Director of The Zweig Fund, Inc. and
                                                                  The Zweig Total Return Fund, Inc.

Jeffrey Lazar (39)                      Vice President            Vice President and Treasurer of The Zweig Fund, Inc. and Zweig
900 Third Avenue                                                  Total Return Fund, Inc.; Executive Vice President, Treasurer
New York, NY 10022                                                and Secretary of Zweig Advisors Inc. and Zweig Total Return
                                                                  Advisors, Inc. Former Director of The Zweig Fund, Inc. and The
                                                                  Zweig Total Return Fund, Inc.


                                        POSITION WITH
NAME, ADDRESS AND AGE                   THE TRUST                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                   ---------                 ----------------------------------------

Beth Abraham (43)                       Assistant Vice President  Assistant Vice President of The Adviser and the Phoenix-Euclid
900 Third Avenue                                                  Funds. Former self-employed consultant to the mutual fund
New York, NY 10022                                                industry.

Tom Disbrow (33)                        Assistant Vice            Vice President of the Adviser and Euclid Advisors LLC and
900 Third Avenue                        President and Assistant   Assistant Vice President and Assistant Treasurer of the
New York, NY 10022                      Treasurer                 Phoenix-Euclid Funds

Rhonda Lee Berzner (34)                 Assistant Vice            Senior Research Analyst for the Adviser and Euclid Advisors LLC
900 Third Avenue                        President                 and Assistant Vice President of the Phoenix-Euclid Funds.
New York, NY 10022

Marc Baltuch (53)                       Secretary                 First Vice President of the Adviser and Euclid Advisors LLC;
900 Third Avenue                                                  First Vice President, Director, Chief Compliance Officer of
New York, NY 10022                                                Watermark Securities, Inc.; Secretary of Zweig Securities
                                                                  Corp.; Assistant Secretary of Gotham Advisors, Inc. Former
                                                                  Assistant Secretary of  Zweig Total Return Advisors, Inc. and
                                                                  Zweig Advisors Inc.; Secretary of the Phoenix-Euclid Funds.
                                                                  Former Secretary of Zweig Cash Fund Inc.

   *Designates a trustee who is an interested person of the trust within the meaning of the 1940 Act.

COMPENSATION OF TRUSTEES AND OFFICERS
   Those trustees and officers of the Trust who are affiliated with the Subadviser or the Adviser are not separately compensated for their services as trustees or officers of the Trust. The Trust currently pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each fund. In addition, each such trustee receives a fee of $1,000 per year from each fund. For the fiscal year ended December 31, 1998, the fees and expenses of disinterested trustees, as a group, were $74,967.

   Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                          PENSION OR
                                  AGGREGATE           RETIREMENT BENEFITS           ESTIMATED                  TOTAL
                                COMPENSATION            ACCRUED AS PART          ANNUAL BENEFITS           COMPENSATION
         NAME                 FROM ZWEIG FUNDS         OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
         ----                 ----------------         ----------------          ---------------         ----------------
James Balog                        $18,000                                                                    $18,000
Claire B. Benenson                 $18,000                   None                     None                    $18,000
S. Leland Dill                     $19,400                  for any                  for any                  $19,400
Eugene J. Glaser*                       $0                  Trustee                  Trustee                       $0
Donald B. Romans                   $19,567                                                                    $19,567

   *"Interested Person" as defined under the Investment Company Act.

   The Board of Trustees met four times during the Trust's fiscal year ended December 31, 1998. Each Trustee attended all of the meetings of the Board. The Board does not have any committees.

   At April 22, 1999, except for Dr. Martin E. Zweig and David Katzen, the Trustees and officers as a group owned less than 1% of any Class of any Fund of the Trust.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of April 14, 1999 with respect to each person who beneficially owns 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDER                                         PERCENT OF FUND
-------------------                                         ---------------
Dr. Martin E. Zweig                                             46.06%
900 Third Avenue
New York, NY 10022

NAME OF SHAREHOLDER                                         PERCENT OF FUND
-------------------                                         ---------------
Hare & Co.                                                      25.96%
Bank of New York
Attn Stif/Master Note
Wall Street, Floor 2
New York, NY 10005


                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian of the Trust's assets. State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02266-8505, serves as transfer agent and dividend paying agent for the Trust.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 1998, appearing in the Trust's 1998 Annual Report to Shareholders, are incorporated herein by reference.

16
                              ZWEIG STRATEGY FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
COMMON STOCKS: 75.52%
AEROSPACE AND DEFENSE: 0.97%
Cordant Technologies Inc................       92,700     $    3,476,250
General Dynamics Corp...................       14,400            844,200
Northrop Grumman Corp...................        8,700            636,188
Sundstrand Corp.........................       76,300          3,958,062
                                                          --------------
                                                               8,914,700
                                                          --------------
AGRICULTURAL PRODUCTS: 0.07%
Universal Corp..........................       18,900            663,863
                                                          --------------
AIRLINES: 4.28%
AMR Corp................................      209,200         12,421,250
Comair Holdings, Inc....................       74,200          2,504,250
Delta Air Lines, Inc....................       25,800          1,341,600
KLM Royal Dutch Air.....................       26,200            786,000
Southwest Airlines Co...................      506,600         11,366,838
US Airways Group Inc....................      208,300         10,831,600
                                                          --------------
                                                              39,251,538
                                                          --------------
ALUMINUM: 0.34%
Reynolds Metals Co......................       60,100          3,166,519
                                                          --------------
AUTO PARTS AND EQUIPMENT: 0.51%
Arvin Industries, Inc...................       67,100          2,797,231
Borg-Warner Automotive, Inc.............       17,800            993,463
Modine Manufacturing Co.................       23,300            844,625
                                                          --------------
                                                               4,635,319
                                                          --------------
AUTOMOBILES: 2.09%
Ford Motor Co...........................      303,100         17,788,181
General Motors Corp.....................       19,600          1,402,625
                                                          --------------
                                                              19,190,806
                                                          --------------
BANKS - REGIONAL: 0.05%
Old Kent Financial Corp.................        9,800            455,700
                                                          --------------
BEVERAGES: 1.12%
Adolph Coors Co., Class B...............      131,100          7,398,956
Anheuser-Busch Companies, Inc...........       43,400          2,848,125
                                                          --------------
                                                              10,247,081
                                                          --------------
BIOTECHNOLOGY: 0.20%
Amgen Inc...............................       17,300          1,808,931
                                                          --------------
BUILDING MATERIALS: 0.03%
Armstrong World Industries Inc..........        4,200            253,313
                                                          --------------
CHEMICALS: 0.17%
B.F. Goodrich & Co......................       43,000          1,542,625
                                                          --------------
CHEMICALS - SPECIALTY: 0.24%
Albemarle Corp..........................       66,400          1,577,000
International Specialty Products Inc....       46,600            632,013
                                                          --------------
                                                               2,209,013
                                                          --------------
COMMUNICATION EQUIPMENT: 0.81%
ECI Telecom Ltd.........................       78,000          2,778,750
Lucent Technologies Inc.................       14,200          1,562,000
Nokia Corp., ADR........................       12,500          1,505,469
Tellabs, Inc............................       22,700          1,556,369
                                                          --------------
                                                               7,402,588
                                                          --------------
COMPUTER HARDWARE: 4.76%
Apple Computer, Inc.....................      159,900          6,545,906
EMC Corp................................      199,300         16,940,500
Lexmark International Group, Inc., Class
  A.....................................      172,200         17,306,100
Network Appliance Inc...................       63,400          2,853,000
                                                          --------------
                                                              43,645,506
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
COMPUTER SERVICES: 0.03%
Affiliated Computer Services, Inc.,
  Class A...............................        5,200     $      234,000
                                                          --------------
COMPUTER SOFTWARE: 2.26%
Check Point Software Technology Corp....       25,900          1,186,544
Citrix Systems, Inc.....................       34,900          3,387,481
Computer Associates International,
  Inc...................................       30,000          1,278,750
Compuware Corp..........................       22,000          1,718,750
HBO & Co................................       54,000          1,549,125
Microsoft Corp..........................       10,700          1,483,956
Oracle Corp.............................       71,800          3,096,375
Sterling Software Inc...................      260,600          7,052,487
                                                          --------------
                                                              20,753,468
                                                          --------------
COMPUTERS - NETWORKING: 0.22%
Adaptec Inc.............................      116,500          2,046,031
                                                          --------------
CONSTRUCTION - CEMENT AND AGGREGATES:
  2.39%
Lafarge Corp............................       75,000          3,037,500
Lone Star Industries, Inc...............       52,200          1,921,613
Southdown, Inc..........................      135,200          8,002,150
USG Corp................................      175,800          8,954,812
                                                          --------------
                                                              21,916,075
                                                          --------------
CONSUMER - JEWELRY, NOVELTY AND GIFTS:
  0.08%
American Greetings Corp., Class A.......       17,600            722,700
                                                          --------------
CONSUMER FINANCE: 1.83%
Capital One Financial Corp..............       26,400          3,036,000
Countrywide Credit Industries, Inc......      207,300         10,403,869
PMI Group Inc...........................       22,000          1,086,250
Providian Financial Corp................       30,000          2,250,000
                                                          --------------
                                                              16,776,119
                                                          --------------
CONTAINERS - METAL AND GLASS: 0.32%
Ball Corp...............................       63,700          2,914,275
                                                          --------------
DISTRIBUTORS - FOOD AND HEALTH: 1.28%
Bergen Brunswig Corp., Class A..........       25,200            878,850
Supervalu Inc...........................      382,400         10,707,200
United Stationers Inc...................        5,200            135,200
                                                          --------------
                                                              11,721,250
                                                          --------------
DRUGS: 0.15%
Eli Lilly and Co........................       15,800          1,404,225
                                                          --------------
ELECTRIC UTILITIES: 8.46%
Allegheny Energy Inc....................       21,700            748,650
Baltimore Gas & Electric Co.............       50,800          1,568,450
BEC Energy Holding Co...................      107,000          4,407,062
Central & South West Corp...............      203,200          5,575,300
DTE Energy Co...........................      190,800          8,180,550
Edison International Corp...............      272,300          7,590,362
Endesa SA, ADR..........................       53,600          1,447,200
Entergy Corp............................       60,000          1,867,500
Florida Progress Corp...................       41,900          1,877,644
GPU, Inc................................      193,500          8,550,281
Kansas City Power & Light Co............       23,400            693,225
Minnesota Power & Light Co..............       22,900          1,007,600
Montana Power Co........................       99,300          5,616,656
New England Electric System.............       52,200          2,512,125
Niagara Mohawk Power Corp...............       90,000          1,451,250
OGE Energy Corp.........................       16,200            469,800
PECO Energy Co..........................       53,200          2,214,450
PG&E Corp...............................      180,800          5,695,200
Public Service Enterprise Group Inc.....      200,800          8,032,000

                                                                              17

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
ELECTRIC UTILITIES: (continued)
Unicom Corp.............................      144,400     $    5,568,425
UtiliCorp United Inc....................       67,400          2,472,738
                                                          --------------
                                                              77,546,468
                                                          --------------
ELECTRICAL EQUIPMENT: 0.65%
American Power Conversion Corp..........       11,000            532,812
AMP Inc.................................       28,000          1,457,750
Sanmina Corp............................       52,100          3,256,250
Symbol Technologies Inc.................       10,800            690,525
                                                          --------------
                                                               5,937,337
                                                          --------------
ELECTRONICS AND INSTRUMENTATION: 0.07%
Waters Corp.............................        7,200            628,200
                                                          --------------
ENGINEERING AND CONSTRUCTION: 0.22%
McDermott International, Inc............       81,800          2,019,438
                                                          --------------
FINANCIAL - DIVERSIFIED: 5.28%
AMBAC Financial Group Inc...............      149,800          9,016,087
Apartment Investment & Management Co.,
  Class A...............................       97,800          3,636,937
Avalon Bay Communities, Inc.............       71,200          2,438,600
Duke Realty Investments Inc.............       36,100            839,325
Equity Office Properties Trust..........      153,200          3,676,800
Federal National Mortgage Association...       96,300          7,126,200
Federal Home Loan Mortgage Corp.........      230,600         14,859,287
Kimco Realty Corp.......................        5,400            214,313
Liberty Property Trust..................        9,400            231,475
Public Storage Inc......................       13,200            357,225
Starwood Hotel & Resorts................      265,400          6,021,262
                                                          --------------
                                                              48,417,511
                                                          --------------
FOODS: 0.78%
Earthgrains Co..........................      219,400          6,787,687
Flowers Industries, Inc.................       13,800            330,337
                                                          --------------
                                                               7,118,024
                                                          --------------
GOLD AND PRECIOUS METAL MINING: 0.19%
Barrick Gold Corp.......................       60,000          1,170,000
Placer Dome Inc.........................       46,600            535,900
                                                          --------------
                                                               1,705,900
                                                          --------------
HEALTH CARE - DIVERSIFIED: 0.12%
Allergan, Inc...........................       16,400          1,061,900
                                                          --------------
HEALTH CARE - MEDICAL PRODUCTS AND
  SUPPLIES: 0.23%
Medtronic, Inc..........................       28,100          2,086,425
                                                          --------------
HEALTH CARE - SPECIAL SERVICES: 0.39%
Healthsouth Rehabilitation Corp.........      120,000          1,852,500
Lincare Holdings........................       42,000          1,703,625
                                                          --------------
                                                               3,556,125
                                                          --------------
HOMEBUILDING: 2.10%
Centex Corp.............................      347,500         15,659,219
Pulte Corp..............................      129,200          3,593,375
                                                          --------------
                                                              19,252,594
                                                          --------------
HOSPITALS AND MANAGED CARE: 0.88%
Humana Inc..............................      130,400          2,322,750
Pacificare Health Systems, Inc..........       56,000          4,452,000
Trigon Healthcare Inc...................       35,900          1,339,519
                                                          --------------
                                                               8,114,269
                                                          --------------
HOTELS AND GAMING: 0.82%
Royal Caribbean Cruises Ltd.............      202,800          7,503,600
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
HOUSEHOLD FURNISHINGS: 1.40%
Furniture Brands International, Inc.....        9,600     $      261,600
Maytag Corp.............................       32,400          2,016,900
Mohawk Industries Inc...................      113,200          4,761,475
Westpoint Stevens Inc...................      120,700          3,809,594
Whirlpool Corp..........................       36,000          1,993,500
                                                          --------------
                                                              12,843,069
                                                          --------------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.42%
Clorox Co...............................       24,700          2,885,269
Estee Lauder Companies Inc..............       11,400            974,700
                                                          --------------
                                                               3,859,969
                                                          --------------
INSURANCE - LIFE AND HEALTH: 0.93%
AFLAC Inc...............................       12,200            536,800
Conseco Inc.............................       90,000          2,750,625
Reliastar Financial Corp................       69,200          3,191,850
UNUM Corp...............................       35,300          2,060,638
                                                          --------------
                                                               8,539,913
                                                          --------------
INSURANCE - MULTI-LINE: 1.01%
Loews Corp..............................       94,400          9,274,800
                                                          --------------
INSURANCE - PROPERTY AND CASUALTY: 2.00%
Everest Reinsurance Holdings Inc........        7,000            272,563
Financial Security Assurance Holdings
  Ltd...................................       46,500          2,522,625
Fremont General Corp....................      204,200          5,053,950
MBIA Inc................................       17,600          1,153,900
Old Republic International Corp.........      377,350          8,490,375
Progressive Corp........................        5,100            863,813
                                                          --------------
                                                              18,357,226
                                                          --------------
INVESTMENT BANKING AND BROKERAGE: 0.87%
A.G. Edwards, Inc.......................      213,750          7,962,187
                                                          --------------
IRON AND STEEL: 0.04%
AK Steel Holding Corp...................       16,800            394,800
                                                          --------------
MACHINERY: 0.61%
Ingersoll-Rand Co.......................      118,300          5,552,706
                                                          --------------
MANUFACTURING - DIVERSIFIED: 4.65%
Crane Co................................       10,200            307,912
Hanson PLC, ADR.........................       50,300          1,961,700
Premark International Inc...............      143,400          4,965,225
Trinity Industries, Inc.................      212,000          8,162,000
Tyco International Ltd..................      127,700          9,633,369
United Technologies Corp................      161,600         17,574,000
                                                          --------------
                                                              42,604,206
                                                          --------------
MANUFACTURING - SPECIALIZED: 0.28%
York International Inc..................       63,700          2,599,756
                                                          --------------
NATURAL GAS: 1.31%
Coastal Corp............................      278,500          9,730,094
Keyspan Energy..........................       68,072          2,110,232
MDU Resources Group Inc.................        7,200            189,450
                                                          --------------
                                                              12,029,776
                                                          --------------
OIL AND GAS - DRILLING AND EQUIPMENT:
  0.35%
Transocean Offshore Inc.................      120,000          3,217,500
                                                          --------------
OIL AND GAS - REFINING AND MARKETING:
  1.28%
Ashland Inc.............................      242,900         11,750,287
                                                          --------------

18
                              ZWEIG STRATEGY FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
PAPER AND FOREST PRODUCTS: 0.04%
Boise Cascade Corp......................       13,000     $      403,000
                                                          --------------
PUBLISHING: 0.18%
Knight-Ridder, Inc......................       32,000          1,636,000
                                                          --------------
RAILROADS: 1.52%
Burlington Northern Santa Fe Corp.......      187,200          6,318,000
Canadian National Railway Co............      114,400          5,934,500
GATX Corp...............................       43,500          1,647,563
                                                          --------------
                                                              13,900,063
                                                          --------------
RESTAURANTS: 1.23%
Brinker International Inc...............      164,100          4,738,387
Darden Restaurants, Inc.................      364,200          6,555,600
                                                          --------------
                                                              11,293,987
                                                          --------------
RETAIL: 3.21%
Dillards Department Stores, Inc., Class
  A.....................................       97,600          2,769,400
Dollar Tree Stores, Inc.................       40,200          1,756,237
Federated Department Stores, Inc........      224,000          9,758,000
K Mart Corp.............................       90,000          1,378,125
Ross Stores, Inc........................      312,000         12,285,000
Wal-Mart Stores Inc.....................       18,600          1,514,738
                                                          --------------
                                                              29,461,500
                                                          --------------
RETAIL - APPAREL: 0.36%
Gap, Inc................................       27,000          1,518,750
TJX Co..................................       60,000          1,740,000
                                                          --------------
                                                               3,258,750
                                                          --------------
RETAIL - BUILDING SUPPLIES: 0.17%
Lowes Companies, Inc....................       30,000          1,535,625
                                                          --------------
RETAIL - DRUG STORES: 0.02%
Longs Drug Stores Corp..................        5,600            210,000
                                                          --------------
RETAIL - FOOD CHAINS: 1.45%
Safeway Inc.............................      218,600         13,320,938
                                                          --------------
RETAIL - HOME SHOPPING: 0.09%
CDW Computer Centers, Inc...............        8,600            825,063
                                                          --------------
RETAIL - SPECIALTY: 0.34%
Officemax Inc...........................      151,300          1,853,425
Zale Corp...............................       40,100          1,293,225
                                                          --------------
                                                               3,146,650
                                                          --------------
SAVINGS AND LOAN COMPANIES: 0.82%
Golden West Financial Corp..............        7,400            678,487
Greenpoint Financial Corp...............       24,900            874,613
TR Financial Corp.......................       15,400            606,375
Washington Mutual Inc...................      139,248          5,317,533
                                                          --------------
                                                               7,477,008
                                                          --------------
SEMICONDUCTOR EQUIPMENT: 0.97%
Advanced Micro Devices, Inc.............      259,200          7,500,600
Intel Corp..............................       11,700          1,387,181
                                                          --------------
                                                               8,887,781
                                                          --------------
SERVICE - COMMERCIAL AND CONSUMER: 0.21%
Sylvan Learning Systems, Inc............       63,500          1,936,750
                                                          --------------
SPECIALTY PRINTING: 0.25%
Deluxe Corp.............................       12,200            446,062
World Color Press, Inc..................       61,300          1,865,819
                                                          --------------
                                                               2,311,881
                                                          --------------
TELECOM - LONG DISTANCE: 0.16%
Sprint Corp.............................       17,300          1,455,363
                                                          --------------

                                               NUMBER              VALUE
                                            OF SHARES           (NOTE 2)
   ------------------------------------------------------------------
TELEPHONE: 3.20%
Bell Atlantic Corp......................      213,800     $   11,331,400
Bellsouth Corp..........................       30,800          1,536,150
Century Telephone Enterprises, Inc......       66,200          4,468,500
Citizens Utilities Co...................      247,845          1,998,750
Portugal Telecommunications, S.A., ADR..       44,600          1,990,275
Tele Danmark, ADR.......................       21,900          1,486,463
Telefonica De Argentina, ADR............      234,700          6,556,931
                                                          --------------
                                                              29,368,469
                                                          --------------
TEXTILES - APPAREL AND SPECIALTY: 1.61%
Fruit of The Loom, Inc..................       69,000            953,062
Tommy Hilfiger Corp.....................      160,400          9,624,000
V.F. Corp...............................       89,600          4,200,000
                                                          --------------
                                                              14,777,062
                                                          --------------
TRUCKERS: 0.04%
Ryder System, Inc.......................       13,200            343,200
                                                          --------------
TRUCKS AND PARTS: 0.11%
Navistar International Corp.............       26,600            758,100
PACCAR Inc..............................        6,600            271,425
                                                          --------------
                                                               1,029,525
                                                          --------------
TOTAL COMMON STOCKS
  (Cost $577,736,166)................................        692,388,246
                                                          --------------

                                            PRINCIPAL
                                               AMOUNT
                                          -----------
SHORT-TERM OBLIGATIONS: 15.64%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 10.32%
  5.11%, 1/15/99........................  $20,000,000         19,958,126
  5.08%, 1/22/99........................   20,000,000         19,937,910
  4.77%, 1/29/99........................   20,000,000         19,918,315
  4.83%, 2/1/99.........................    5,000,000          4,977,922
  5.11%, 2/3/99.........................   10,000,000          9,951,739
  5.01%, 2/12/99........................   20,000,000         19,880,315
                                                          --------------
                                                              94,624,327
                                                          --------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 4.34%
  5.05%, 2/4/99.........................   20,000,000         19,901,804
  5.00%, 2/5/99.........................   20,000,000         19,899,670
                                                          --------------
                                                              39,801,474
                                                          --------------
UNITED STATES TREASURY BILLS: 0.98%
  3.69%, 1/7/99.........................    2,000,000(a)       1,998,450
  4.00%, 1/14/99........................    5,000,000(a)       4,992,542
  3.83%, 1/21/99........................    1,000,000(a)         997,588
  4.13%, 1/21/99........................    1,000,000(a)         997,588
                                                          --------------
                                                               8,986,168
                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $143,432,099)................................        143,411,969
                                                          --------------

REPURCHASE AGREEMENTS: 9.16%
With Morgan Stanley & Co., Inc., (dated
  12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $41,973,306);
  collateralized by: $41,783,438
  Federal National Mortgage Association
  Bonds, 7.071%, due 11/1/2037
  (Market value $43,182,494)............   41,950,000         41,950,000

                                            PRINCIPAL              VALUE
                                               AMOUNT           (NOTE 2)
   ------------------------------------------------------------------
With Prudential Securities Inc., (dated
  12/31/98), 5.05%, due 1/4/99
  (Repurchase proceeds $42,023,567);
  collateralized by: $41,797,844 of
  various United States Government and
  Agency Obligations, 3.30% - 9.875%,
  due 1/7/99 - 3/1/2035
  (Market value $42,840,134)............  $42,000,000     $   42,000,000
                                                          --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $83,950,000).................................         83,950,000
                                                          --------------
TOTAL INVESTMENTS
  (Cost $805,118,265)...................   100.32%     919,750,215
Other Assets............................     0.40        3,627,360
                                          -------   --------------
  Total Assets..........................   100.72%     923,377,575
  Total Liabilities (Note 6)............    (0.72)      (6,583,980)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  916,793,595
                                          -------   --------------
                                          -------   --------------
- ------------------------------------------------------------------
                                           NUMBER
                                               OF
                                          CONTRACTS
                                          -------
NET UNREALIZED APPRECIATION ON FUTURES
  CONTRACTS: 0.76%
Standard & Poor's 500 March 1999
  Long futures (b)......................             355  $    6,904,199
                                                          --------------

- ------------------------------------------------------------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share
  ($409,065,015/27,648,699 shares)......  $        14.80
                                                  ------
                                                  ------
Maximum public offering price per share
  -
  NAV/(1 - maximum sales charge)
  ($14.80/.945).........................  $        15.66
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($82,530,432/5,540,410
  shares)...............................  $        14.90
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($423,791,364/28,513,355
  shares)...............................  $        14.86
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,406,784/94,144
  shares)...............................  $        14.94
                                                  ------
                                                  ------

- ------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 3b).
(a)  Pledged as collateral for futures transactions.
(b) The extended market value of the Long futures was $110,538,125 (repesenting 12.06% of the Fund's net assets) with a cost of $103,633,926.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $807,093,374 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $126,020,070
Gross unrealized depreciation.....................    (6,459,030)
                                                    ------------
Net unrealized appreciation.......................  $119,561,040
                                                    ------------
                                                    ------------

                       See notes to financial statements.

20
                            ZWEIG APPRECIATION FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
COMMON STOCKS: 87.70%
AEROSPACE AND DEFENSE: 2.46%
AAR Corp................................       98,000  $  2,339,750
Alliant Techsystems Inc.................        1,800       148,387
Aviall Inc..............................       31,200       366,600
BE Aerospace, Inc.......................      137,300     2,883,300
Cordant Technologies Inc................       15,000       562,500
Curtiss-Wright Corp.....................       33,700     1,284,813
Moog Inc., Class A......................       20,800       813,800
Precision Castparts Corp................       33,500     1,482,375
Sequa Corp..............................       30,790     1,843,551
                                                       ------------
                                                         11,725,076
                                                       ------------
AGRICULTURAL PRODUCTS: 0.53%
Universal Corp..........................       71,900     2,525,487
                                                       ------------
AIR FREIGHT: 1.16%
Airborne Freight Corp...................       43,800     1,579,538
CNF Transportation Inc..................      105,000     3,944,063
                                                       ------------
                                                          5,523,601
                                                       ------------
AIRLINES: 1.69%
Alaska Air Group Inc....................       92,100     4,075,425
America West Holdings...................       62,800     1,067,600
Amtran Inc..............................       25,900       702,538
Mesaba Holdings Inc.....................        7,550       155,719
Midwest Express Holdings................       18,450       485,466
Skywest, Inc............................       47,500     1,552,656
                                                       ------------
                                                          8,039,404
                                                       ------------
AUTO PARTS AND EQUIPMENT: 1.65%
Arvin Industries, Inc...................       41,300     1,721,694
Borg-Warner Automotive, Inc.............        9,000       502,313
Intermet Corp...........................      138,600     1,810,463
Mark IV Industries, Inc.................       14,400       187,200
Mascotech, Inc..........................       15,500       265,437
Meritor Automotive......................       47,800     1,012,763
Wynn's International Inc................      106,700     2,360,737
                                                       ------------
                                                          7,860,607
                                                       ------------
AUTOMOBILES: 0.09%
Monaco Coach Corp.......................       16,350       433,275
                                                       ------------
BANKS - REGIONAL: 1.13%
Bancorpsouth Inc........................          700        12,644
Bancwest Corp...........................        5,000       240,000
BHI Corp................................       11,600       356,700
Cullen/Frost Bankers, Inc...............        2,400       131,700
CVB Financial Corp......................        2,066        46,481
Flagstar Bancorp Inc....................       40,600     1,060,675
GBC Bancorp.............................       12,600       324,450
Imperial Bancorp........................        9,897       164,538
NBT Bancorp Inc.........................        8,610       201,259
Pacific Century Financial Corp..........       25,900       631,313
Republic Bancorp Inc....................       73,600     1,002,800
Sterling Bancorp........................       32,930       751,216
Trust Company of New Jersey.............       18,000       441,000
                                                       ------------
                                                          5,364,776
                                                       ------------
BEVERAGES: 0.65%
Adolph Coors Co., Class B...............       20,600     1,162,612
Canandaigua Brands, Class A.............       28,500     1,647,656
Robert Mondavi Corp.....................        7,400       302,475
                                                       ------------
                                                          3,112,743
                                                       ------------
BIOTECHNOLOGY: 0.01%
Regeneron Pharmaceuticals, Inc..........        7,800        57,525
                                                       ------------
BUILDING MATERIALS: 1.01%
Mestek, Inc.............................       44,200       884,000

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
NCI Building Systems Inc................       77,800  $  2,188,125
Nortek Inc..............................       40,500     1,118,812
Premdor Inc.............................       21,400       212,662
Simpson Manufacturing Co., Inc..........       10,800       404,325
                                                       ------------
                                                          4,807,924
                                                       ------------
CHEMICALS - SPECIALTY: 1.51%
A. Schulman, Inc........................       21,000       476,438
Albemarle Corp..........................       20,900       496,375
Cambrex Corp............................       37,300       895,200
Ethyl Corp..............................      128,300       745,744
Foamex International, Inc...............       31,900       394,763
International Specialty Products Inc....       47,000       637,438
Mine Safety Appliances Co...............       15,900     1,128,900
Minerals Technologies Inc...............        3,700       151,469
Spartech Corp...........................      100,600     2,213,200
Velcro Industries N.V...................          200        29,800
                                                       ------------
                                                          7,169,327
                                                       ------------
COMMUNICATION EQUIPMENT: 0.25%
Cable Design Technologies Corp..........       32,900       608,650
Plantronics, Inc........................        1,500       129,000
Tekelec.................................       25,900       428,969
                                                       ------------
                                                          1,166,619
                                                       ------------
COMPUTER HARDWARE: 0.78%
Comdisco, Inc...........................       16,650       280,969
Cybex Computer Products Corp............        6,900       202,688
Pinnacle Systems, Inc...................       31,100     1,111,825
Telxon Corp.............................       66,600       924,075
Xircom Inc..............................       35,600     1,210,400
                                                       ------------
                                                          3,729,957
                                                       ------------
COMPUTER SERVICES: 0.70%
Affiliated Computer Services, Inc.,
  Class A...............................       15,400       693,000
Ciber, Inc..............................       41,700     1,164,994
Computer Horizons Corp..................       27,500       732,187
Computer Task Group, Inc................       12,600       341,775
National Computer Systems, Inc..........        5,800       214,600
National Data Corp......................        4,200       204,487
                                                       ------------
                                                          3,351,043
                                                       ------------
COMPUTER SOFTWARE: 2.54%
American Management Systems.............        2,000        80,000
Avant Corp..............................      233,300     3,732,800
CBT Group Plc ADR.......................        2,000        29,750
Check Point Software Technology Corp....       19,000       870,437
Cognos Inc..............................        2,900        72,500
Mapics Inc..............................      104,700     1,727,550
Mercury Interactive Corp................       13,900       879,175
New Dimension Software Ltd..............       34,900     1,679,562
Platinum Software Corp..................        8,100       103,781
Progress Software Corp..................       61,000     2,058,750
Software AG Systems Inc.................       12,400       224,750
Symantec Corp...........................       28,000       609,000
                                                       ------------
                                                         12,068,055
                                                       ------------
COMPUTERS - NETWORKING: 0.63%
Scitex Corp. Ltd........................       12,700       149,225
Transwitch Corp.........................       73,500     2,861,906
                                                       ------------
                                                          3,011,131
                                                       ------------
CONSTRUCTION - CEMENT AND AGGREGATES:
  2.65%
Calmat Co...............................        9,600       296,400
Centex Construction Products Inc........       89,944     3,653,975
Elcor Corp..............................       18,000       581,625
Florida Rock Industries, Inc............       61,700     1,912,700

                                                                              21

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
CONSTRUCTION - CEMENT AND AGGREGATES: (continued)
Lone Star Industries, Inc...............      135,800  $  4,999,137
Southdown, Inc..........................       19,552     1,157,234
                                                       ------------
                                                         12,601,071
                                                       ------------
CONSUMER - JEWELRY, NOVELTY AND GIFTS:
  0.09%
Fossil, Inc.............................       15,200       437,000
                                                       ------------
CONSUMER FINANCE: 1.98%
AmeriCredit Corp........................      184,900     2,553,931
Cash America International Inc..........        2,000        30,375
Doral Financial Corp....................      174,400     3,858,600
Fund American Enterprises Holdings,
  Inc...................................        1,500       210,094
Greyhound Lines Inc.....................       86,100       511,219
Healthcare Financial Partners Inc.......        6,700       267,162
PMI Group, Inc..........................       40,600     2,004,625
                                                       ------------
                                                          9,436,006
                                                       ------------
CONTAINERS - METAL AND GLASS: 0.25%
Ball Corp...............................       26,100     1,194,075
                                                       ------------
CONTAINERS AND PACKAGES - PAPER: 0.17%
Greif Brothers Corp., Class A...........       16,300       475,757
Shorewood Packaging Corp................       17,100       350,550
                                                       ------------
                                                            826,307
                                                       ------------
DISTRIBUTORS - FOOD AND HEALTH: 1.10%
Aviation Sales Co.......................       34,500     1,401,562
Handleman Co............................       32,900       462,656
Owens & Minor Inc.......................       22,700       357,525
United Stationers Inc...................      116,000     3,016,000
                                                       ------------
                                                          5,237,743
                                                       ------------
DRUGS: 0.40%
Barr Laboratories Inc...................        3,500       168,000
Liposome Co., Inc. .....................       41,400       639,112
Roberts Pharmaceutical Corp.............       49,700     1,080,975
                                                       ------------
                                                          1,888,087
                                                       ------------
ELECTRIC UTILITIES: 2.90%
BEC Energy Holding Co...................       67,100     2,763,681
El Paso Electric Co.....................       68,500       599,375
Empire District Electric Co.............       41,600     1,029,600
Hawaiian Electric Industries Inc........        1,700        68,425
IdaCorp Inc.............................       18,600       673,088
IPALCO Enterprises, Inc.................        8,000       443,500
Midamerican Energy Holding Co...........        5,400       145,125
Minnesota Power & Light Co..............       52,500     2,310,000
Nevada Power Co.........................       19,900       517,400
Public Service Co. of New Mexico........       67,900     1,387,706
Rochester Gas & Electric Corp...........       43,400     1,356,250
Sierra Pacific Resources................       41,900     1,592,200
SIGCORP, Inc............................       25,300       902,894
TNP Enterprises, Inc....................          200         7,587
                                                       ------------
                                                         13,796,831
                                                       ------------
ELECTRICAL EQUIPMENT: 1.68%
Alpine Group, Inc.......................        9,000       135,000
Genlyte Group, Inc......................       91,500     1,715,625
Juno Lighting, Inc......................       30,900       722,288
Kuhlman Corp............................       27,300     1,033,987
SLI Inc.................................       40,800     1,132,200
Superior Telecom Inc....................       44,000     2,079,000
Technitrol Inc..........................       25,000       796,875
Watsco, Inc.............................       21,400       358,450
                                                       ------------
                                                          7,973,425
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
ELECTRONICS - COMPONENT DISTRIBUTOR:
  0.40%
CHS Electronics, Inc....................       49,400  $    836,712
InaCom Corp.............................       34,700       516,163
Safeguard Scientifics, Inc..............       19,700       540,519
                                                       ------------
                                                          1,893,394
                                                       ------------
ELECTRONICS AND INSTRUMENTATION: 0.21%
GenRad, Inc.............................       16,800       264,600
MTS Systems Corp........................       54,300       733,050
                                                       ------------
                                                            997,650
                                                       ------------
ENGINEERING AND CONSTRUCTION: 1.07%
Dycom Industries Inc....................       69,800     3,987,325
Jacobs Engineering Group Inc............        6,000       244,500
McDermott International, Inc............       34,200       844,313
                                                       ------------
                                                          5,076,138
                                                       ------------
FINANCIAL - DIVERSIFIED: 3.98%
Apartment Investment & Management Co.,
  Class A...............................       19,300       717,719
Avis Rent A Car Inc.....................       32,900       795,769
Bradley Real Estate, Inc................       45,300       928,650
Brandywine Realty Trust.................       41,800       747,175
BRE Properties Inc......................        1,600        39,600
Camden Property Trust...................       10,800       280,800
Carramerica Realty Corp.................       12,100       290,400
Catellus Development Corp...............       40,600       581,088
CBL & Associates Properties, Inc........       84,500     2,181,156
Cousins Properties Inc..................        5,800       187,050
Developers Diversified Realty Corp......        2,000        35,500
Electro Rent Corp.......................      150,250     2,422,781
Equity Inns Inc.........................       27,800       267,575
Essex Property Trust, Inc...............       15,200       452,200
FelCor Lodging Trust....................        1,411        32,541
First Industrial Realty Trust Inc.......       12,400       332,475
Franchise Finance Corp. of America......        1,700        40,800
General Growth Properties, Inc..........        9,700       367,388
Health Care Reit, Inc...................       16,100       416,587
Healthcare Realty Trust Inc.............        2,000        44,625
Highwoods Properties, Inc...............       14,100       363,075
Hospitality Properties Trust............        4,300       103,738
Innkeepers USA Trust....................       94,900     1,121,006
Irvine Apartment Communities, Inc.......        8,400       267,750
Liberty Financial Companies, Inc........       33,650       908,550
Liberty Property Trust..................       34,600       852,025
Macerich Co.............................        1,600        41,000
McGrath Rentcorp........................       19,200       422,400
MGI Properties..........................        7,800       217,913
Pacific Gulf Properties Inc.............        4,200        84,263
Pan Pacific Retail Properties Inc.......       46,000       917,125
Prentiss Properties Trust...............       22,400       499,800
Price Enterprises Inc...................      132,000       701,250
Reckson Associates Realty Corp..........        9,900       219,656
Rental Service Corp.....................       24,600       385,912
United Rentals Inc......................          785        26,003
XTRA Corp...............................       16,100       666,138
                                                       ------------
                                                         18,959,483
                                                       ------------
FOODS: 1.87%
Earthgrains Co..........................      111,400     3,446,438
Fresh Del Monte Produce Inc.............       23,800       516,163
Pilgrim's Pride Corp....................      210,500     4,196,844
Smithfield Foods, Inc...................       18,900       640,237
Universal Foods Corp....................        3,900       107,006
                                                       ------------
                                                          8,906,688
                                                       ------------
FOOTWEAR: 0.09%
Stride Rite Corp........................       34,000       297,500

22
                            ZWEIG APPRECIATION FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
FOOTWEAR: (continued)
Timberland Co., Class A.................        1,900  $     86,569
Weyco Group, Inc........................        2,400        60,900
                                                       ------------
                                                            444,969
                                                       ------------
GOLD AND PRECIOUS METAL MINING: 0.17%
Stillwater Mining Co....................       19,500       799,500
                                                       ------------
HEALTH CARE - DIVERSIFIED: 0.15%
Medicis Pharmaceutical Corp., Class A...       12,300       733,388
                                                       ------------
HEALTH CARE - MEDICAL PRODUCTS AND
  SUPPLIES: 1.23%
Amerisource Health Corp., Class A.......        2,400       156,000
Cooper Companies, Inc...................       95,100     1,967,381
Hanger Orthopedic Group, Inc............       10,200       229,500
VISX, Inc...............................       39,900     3,488,756
                                                       ------------
                                                          5,841,637
                                                       ------------
HOMEBUILDING: 3.53%
Castle & Cooke Inc......................       18,400       271,400
Centex Corp.............................       23,000     1,036,437
Champion Enterprises Inc................       31,000       848,625
Crossmann Communities, Inc..............        6,800       187,850
D.R. Horton Inc.........................      118,250     2,719,750
Del Webb Corp...........................       45,600     1,256,850
Fleetwood Enterprises, Inc..............       15,700       545,575
Kaufman & Broad Home Corp...............       72,600     2,087,250
Lennar Corp.............................       15,003       378,826
M.D.C. Holdings, Inc....................       22,600       483,075
NVR, Inc................................       11,500       548,406
Palm Harbor Homes, Inc..................       16,200       408,038
Pulte Corp..............................       74,200     2,063,688
Ryland Group, Inc. .....................       27,500       794,062
Standard Pacific Corp...................       90,900     1,283,963
Toll Brothers Inc.......................       54,700     1,234,169
U.S. Home Corp..........................       19,829       659,314
                                                       ------------
                                                         16,807,278
                                                       ------------
HOSPITALS AND MANAGED CARE: 0.44%
Ameripath, Inc..........................       55,100       492,456
TLC, The Laser Center Inc...............        3,000        61,500
Trigon Healthcare Inc...................       25,700       958,931
Universal Health Services, Inc., Class
  B.....................................       10,700       555,062
                                                       ------------
                                                          2,067,949
                                                       ------------
HOTELS AND GAMING: 0.17%
Anchor Gaming...........................        4,600       259,325
Harveys Casino Resorts..................        5,800       160,587
Sun International Hotels Ltd............        8,200       372,587
                                                       ------------
                                                            792,499
                                                       ------------
HOUSEHOLD FURNISHINGS: 1.78%
Department 56 Inc.......................        4,800       180,300
Ethan Allen Interiors Inc...............       78,100     3,202,100
Furniture Brands International, Inc.....       59,800     1,629,550
Helen of Troy Ltd.......................        7,500       110,156
Interface Inc...........................       59,400       551,306
La-Z-Boy Inc............................       18,700       333,094
Mohawk Industries Inc...................       25,300     1,064,181
Oneida Ltd..............................       72,550     1,074,647
O'Sullivan Industries Holdings, Inc.....        7,100        74,550
Pillowtex Corp..........................        8,600       230,050
                                                       ------------
                                                          8,449,934
                                                       ------------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.11%
First Brands Corp.......................       13,500       532,406
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
INSURANCE - LIFE AND HEALTH: 1.46%
American Annuity Group, Inc.............       84,600  $  1,945,800
Delphi Financial Group, Inc., Class A...       34,441     1,806,000
FBL Financial Group Inc., Class A.......       18,400       446,200
National Western Life Insurance Co.,
  Class A ..............................        6,400       752,000
Presidential Life Corp..................       97,400     1,935,825
Reinsurance Group America Inc...........        1,100        77,000
                                                       ------------
                                                          6,962,825
                                                       ------------
INSURANCE - PROPERTY AND CASUALTY: 4.59%
Alfa Corp...............................       31,700       768,725
Alleghany Corp..........................        7,100     1,333,912
Amerin Corp.............................       85,900     2,029,388
Chartwell Re Corp.......................       10,200       242,250
CMAC Investment Corp....................       67,900     3,119,156
Commerce Group Inc......................        8,200       290,588
Enhance Financial Services Group Inc....       46,200     1,386,000
Fidelity National Financial, Inc........       39,710     1,211,155
Financial Security Assurance Holdings
  Ltd...................................       34,300     1,860,775
First American Financial Corp. .........       43,750     1,405,469
Foremost Corp. of America...............        6,600       138,600
Fremont General Corp....................       97,400     2,410,650
HCC Insurance Holdings, Inc.............        1,900        33,487
LandAmerica Financial Group, Inc........       18,000     1,004,625
Medical Assurance Inc...................       13,126       433,988
NAC Re Corp.............................       14,200       666,512
NYMAGIC, Inc............................       17,600       365,200
Reliance Group Holdings, Inc............       55,200       710,700
Renaissance Re Holdings Ltd.............       10,100       369,912
RLI Corp................................       22,700       754,775
State Auto Financial Corp...............       11,000       136,125
Stewart Information Services Corp.......       16,500       957,000
United Fire & Casualty Co...............        5,500       184,937
                                                       ------------
                                                         21,813,929
                                                       ------------
INSURANCE BROKERS: 0.17%
E.W. Blanch Holdings Inc................        6,700       317,831
Hooper Holmes Inc.......................       16,300       472,700
                                                       ------------
                                                            790,531
                                                       ------------
INVESTMENT BANKING AND BROKERAGE: 1.09%
Investment Technology Group, Inc........        6,700       415,819
Jefferies Group, Inc....................       69,800     3,463,825
Legg Mason, Inc.........................       10,600       334,562
Morgan Keegan, Inc......................        8,400       158,025
Raymond James Financial Corp............       24,617       520,034
Southwest Securities Group Inc..........       14,668       295,193
                                                       ------------
                                                          5,187,458
                                                       ------------
IRON AND STEEL: 0.40%
AK Steel Holding Corp...................       41,300       970,550
Bethlehem Steel Corp....................        3,800        31,825
Roanoke Electric Steel Corp.............       61,300       900,344
                                                       ------------
                                                          1,902,719
                                                       ------------
LEISURE TIME - PRODUCTS: 1.65%
Acclaim Entertainment Inc...............       85,000     1,041,250
Action Performance Cos. Inc.............       95,100     3,364,163
Coachmen Industries, Inc................       12,000       315,000
GTECH Holdings Corp.....................        9,100       233,187
National R.V. Holdings, Inc.............       43,200     1,112,400
Polaris Industries Inc..................       20,700       811,181
Score Board Inc.........................          786            25
Thor Industries Inc.....................       14,100       359,550
Winnebago Industries, Inc...............       40,200       608,025
                                                       ------------
                                                          7,844,781
                                                       ------------

                                                                              23

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
MACHINERY: 5.53%
Ampco-Pittsburgh Corp...................       60,900  $    662,287
Applied Power Inc., Class A.............       75,100     2,835,025
Avondale Industries, Inc................      121,000     3,509,000
Gardner Denver Machinery, Inc...........      154,700     2,281,825
Gleason Corp............................       85,000     1,540,625
Kaydon Corp.............................       19,600       785,225
Manitowoc Company, Inc..................       18,250       809,844
Metals USA Corp.........................      101,600       990,600
Met-Pro Corp............................       12,700       158,750
MotivePower Industries Inc..............       97,300     3,131,844
Mueller Industries, Inc.................       99,100     2,012,969
NACCO Industries Inc., Class A..........        4,800       441,600
RTI International Metals, Inc...........       81,400     1,139,600
Specialty Equipment Companies Inc.......       74,700     2,021,569
Tecumseh Products Co., Class A..........       35,600     1,659,850
Tower Automotive Inc....................       75,800     1,890,262
Varlen Corp.............................       19,200       442,800
                                                       ------------
                                                         26,313,675
                                                       ------------
MANUFACTURING - DIVERSIFIED: 2.86%
Barnes Group Inc........................       89,900     2,618,338
Carlisle Companies Inc..................       20,500     1,058,313
Myers Industries, Inc...................       15,300       438,926
Pentair Inc.............................        2,200        87,587
Premark International Inc...............          100         3,463
Thomas Industries Inc...................       57,190     1,122,354
Tredegar Industries Inc.................      157,900     3,552,750
Trinity Industries, Inc.................       97,500     3,753,750
United Dominion Industries Ltd..........       34,900       711,087
Valhi, Inc..............................       22,300       253,662
                                                       ------------
                                                         13,600,230
                                                       ------------
MANUFACTURING - SPECIALIZED: 2.90%
AptarGroup Inc..........................       64,800     1,818,450
Astec Industries, Inc...................       14,400       801,000
Briggs & Stratton Corp..................        8,400       418,950
CTS Corp................................       80,300     3,493,050
Dionex Corp.............................       15,800       578,675
Reliance Steel & Aluminum Co............       40,500     1,118,813
Robbins & Myers, Inc....................       19,700       435,862
SPS Technologies Inc....................       61,200     3,465,450
York International Inc..................       41,200     1,681,475
                                                       ------------
                                                         13,811,725
                                                       ------------
METALS AND MINING: 0.05%
Sociedad Quimica Y Minera de Chile S.A.,
  ADR...................................        7,000       235,813
                                                       ------------
NATURAL GAS: 1.15%
AGL Resources Inc.......................       10,300       237,544
Atmos Energy Corp.......................        5,900       190,275
Eastern Enterprises Inc.................        2,400       105,000
Equitable Resources, Inc................       23,200       675,700
MDU Resources Group Inc.................       74,650     1,964,228
National Fuel Gas Co....................       14,800       668,775
Peoples Energy Corp.....................        1,300        51,837
Southwest Gas Corp......................       58,600     1,574,875
                                                       ------------
                                                          5,468,234
                                                       ------------
OFFICE EQUIPMENT AND SUPPLIES: 0.46%
Knoll Inc...............................       24,800       734,700
New England Business Service, Inc.......        1,400        54,775
Polycom Inc.............................       62,000     1,379,500
                                                       ------------
                                                          2,168,975
                                                       ------------
OIL AND GAS - DRILLING AND EQUIPMENT:
  0.62%
Coflexip, ADR...........................       18,900       607,163

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
Helmerich & Payne, Inc..................        5,200  $    100,750
J. Ray McDermott S.A. ADR...............       14,200       347,012
Lufkin Industries, Inc..................        3,700        68,450
Petrofina S.A. ADR......................        8,500        63,750
R & B Falcon Corp.......................       18,290       139,461
RPC Inc.................................      118,700       875,412
Seitel, Inc.............................       18,600       231,337
Tuboscope Vetco International Corp......          700         5,687
Veritas DGC Inc.........................          255         3,315
Zapata Corp.............................       41,600       509,600
                                                       ------------
                                                          2,951,937
                                                       ------------
PAPER AND FOREST PRODUCTS: 0.24%
MacMillan Bloedel Ltd...................       46,700       467,000
Wausau-Mosinee Paper Corp...............       38,408       679,341
                                                       ------------
                                                          1,146,341
                                                       ------------
POWER PRODUCERS - INDEPENDENT: 0.13%
Calenergy Company, Inc..................        2,000        69,375
Calpine Corp............................       21,600       545,400
                                                       ------------
                                                            614,775
                                                       ------------
PUBLISHING: 0.06%
Hollinger International Inc.............        5,600        78,050
Houghton Mifflin Co.....................        4,300       203,175
                                                       ------------
                                                            281,225
                                                       ------------
RAILROADS: 0.53%
Florida East Coast Industries Inc.......       10,200       358,913
GATX Corp...............................       57,100     2,162,663
                                                       ------------
                                                          2,521,576
                                                       ------------
RESTAURANTS: 2.27%
Bob Evans Farms, Inc....................       18,200       474,338
Brinker International Inc...............       61,500     1,775,812
CEC Entertainment Inc...................       18,100       502,275
CKE Restaurants, Inc....................       92,830     2,732,683
Foodmaker, Inc..........................      137,000     3,022,631
Papa John's International, Inc..........        9,700       428,012
Ruby Tuesday, Inc.......................       37,300       792,625
Ryan's Family Steak Houses, Inc.........       87,000     1,076,625
                                                       ------------
                                                         10,805,001
                                                       ------------
RETAIL: 0.58%
Ames Department Stores, Inc.............       57,800     1,560,600
Neiman Marcus Group.....................        2,900        72,319
Ross Stores, Inc........................       25,300       996,188
Shopko Stores Inc.......................        4,400       146,300
                                                       ------------
                                                          2,775,407
                                                       ------------
RETAIL - APPAREL: 1.70%
Ann Taylor Stores Corp..................      132,300     5,217,581
Buckle Inc..............................       37,000       888,000
Cato Corp., Class A.....................       73,100       719,578
Pacific Sunwear of California, Inc......       76,900     1,259,238
                                                       ------------
                                                          8,084,397
                                                       ------------
RETAIL - BUILDING SUPPLIES: 1.46%
Eagle Hardware & Garden Inc.............      175,700     5,710,250
Hughes Supply, Inc......................       41,850     1,224,113
                                                       ------------
                                                          6,934,363
                                                       ------------
RETAIL - COMPUTERS AND ELECTRONICS:
  0.76%
Hollywood Entertainment Corp............       24,800       675,800
Musicland Stores Corp...................       95,800     1,431,012
Trans World Entertainment Corp..........       78,550     1,497,359
                                                       ------------
                                                          3,604,171
                                                       ------------

24
                            ZWEIG APPRECIATION FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
RETAIL - DRUG STORES: 0.03%
Longs Drug Stores Corp..................        4,100  $    153,750
                                                       ------------
RETAIL - FOOD CHAINS: 0.20%
Companhia Brasileira ADR................       21,600       334,800
Great Atlantic & Pacific Tea Company,
  Inc...................................       20,000       592,500
                                                       ------------
                                                            927,300
                                                       ------------
RETAIL - HOME SHOPPING: 1.25%
Fingerhut Companies, Inc................       77,000     1,188,688
Insight Enterprises, Inc................       93,600     4,761,900
                                                       ------------
                                                          5,950,588
                                                       ------------
RETAIL - SPECIALTY: 0.53%
Jo-Ann Stores Inc., Class A.............       41,000       661,125
Michaels Stores Inc.....................       23,500       425,203
Zale Corp...............................       44,400     1,431,900
                                                       ------------
                                                          2,518,228
                                                       ------------
SAVINGS AND LOAN COMPANIES: 2.17%
Anchor Bancorp Wisconsin, Inc...........       11,300       271,200
Bank United Corp........................        7,900       310,075
BSB Bancorp, Inc........................       19,200       631,200
Coast Federal Litigation Trust, CPR
  Certificates..........................       14,900        98,713
Downey Financial Corp...................       35,280       897,453
FirstFed Financial Corp.................       92,600     1,655,225
MAF Bancorp Inc.........................       47,325     1,254,112
Ocwen Financial Corp....................       15,600       192,075
Roslyn Bancorp..........................       37,200       799,800
TR Financial Corp.......................      107,300     4,224,938
                                                       ------------
                                                         10,334,791
                                                       ------------
SEMICONDUCTOR EQUIPMENT: 1.57%
Cirrus Logic, Inc.......................       56,200       551,462
Esterline Technologies Corp.............       86,600     1,883,550
Level One Communications Inc............       21,100       749,050
Orbotech Ltd............................       90,300     4,277,962
                                                       ------------
                                                          7,462,024
                                                       ------------
SERVICE - ADVERTISING AND MARKETING:
  0.27%
Advo Inc................................       16,100       424,638
HA-LO Industries, Inc...................       23,200       872,900
                                                       ------------
                                                          1,297,538
                                                       ------------
SERVICE - COMMERCIAL AND CONSUMER: 1.05%
Copart, Inc.............................       16,800       543,900
Ogden Corp..............................       28,800       721,800
Personnel Group of America, Inc.........      114,800     2,009,000
Primark Corp............................          878        23,816
Romac International, Inc................       25,700       571,825
Sylvan Learning Systems, Inc............       11,900       362,950
TeleSpectrum Worldwide, Inc.............       79,200       777,150
                                                       ------------
                                                          5,010,441
                                                       ------------
SERVICE - EMPLOYMENT: 0.91%
Interim Services Inc....................      118,000     2,758,250
Protection One, Inc.....................        1,300        11,131
Veterinary Centers of America...........       77,300     1,541,169
                                                       ------------
                                                          4,310,550
                                                       ------------
SHIPPING: 0.51%
Oglebay Norton Co.......................        3,700        91,575
Sea Containers Ltd., Class A............       18,300       547,856
SEACOR Smit Inc.........................       36,100     1,784,694
                                                       ------------
                                                          2,424,125
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
SPECIALTY PRINTING: 1.48%
Big Flower Holdings Inc.................       21,600  $    476,550
Bowne & Co., Inc........................       54,500       974,188
Consolidated Graphics, Inc..............       37,800     2,553,863
Mail-Well, Inc..........................       79,800       912,712
Quebecor Inc., Class A..................       32,000       674,374
Valassis Communications Inc.............        6,600       340,725
World Color Press, Inc..................       36,200     1,101,838
                                                       ------------
                                                          7,034,250
                                                       ------------
TEXTILES - APPAREL AND SPECIALTY: 1.65%
Fruit of The Loom, Inc..................       69,900       965,494
Nautica Enterprises Inc.................       98,300     1,474,500
Oshkosh B'Gosh Inc......................       71,900     1,451,481
Phillips-Van Heusen Corp................      100,600       723,062
Tarrant Apparel Group...................       81,000     3,219,750
                                                       ------------
                                                          7,834,287
                                                       ------------
TRUCKERS: 1.41%
Landstar System, Inc....................       53,400     2,176,050
M S Carriers Inc........................       45,600     1,501,950
Rollins Truck Leasing Corp..............       55,400       817,150
Swift Transportation Co., Inc...........       52,400     1,468,838
USFreightways Corp......................       26,000       757,250
Werner Enterprises, Inc.................           25           442
                                                       ------------
                                                          6,721,680
                                                       ------------
TRUCKS AND PARTS: 0.40%
Navistar International Corp.............       28,900       823,650
Terex Corp..............................       38,400     1,096,800
                                                       ------------
                                                          1,920,450
                                                       ------------
WASTE MANAGEMENT: 0.40%
Aqua Alliance Inc., Class A.............      246,700       508,819
Catalytica Inc..........................       54,300       977,400
Eastern Environmental Services, Inc.....        6,200       183,675
URS Corp................................       10,400       243,100
                                                       ------------
                                                          1,912,994
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $322,640,669)................................   417,273,092
                                                       ------------

                                            PRINCIPAL
                                               AMOUNT
                                          -----------
SHORT-TERM OBLIGATIONS: 6.70%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 4.19%
  5.11%, 1/15/99........................  $20,000,000    19,958,126
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 2.09%
  5.00%, 2/5/99.........................   10,000,000     9,949,835
                                                       ------------
UNITED STATES TREASURY BILLS: 0.42%
  3.69%, 1/7/99.........................    1,000,000       999,225
  3.70%, 1/14/99........................    1,000,000       998,508
                                                       ------------
                                                          1,997,733
                                                       ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $31,909,693).................................    31,905,694
                                                       ------------

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 2)
- ------------------------------------------------------------------
REPURCHASE AGREEMENTS: 5.86%
With Morgan Stanley & Co., Inc., (dated
  12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $13,893,714);
  collateralized by: $13,883,034 Federal
  National Mortgage Association Bond,
  7.879%, due 11/1/2024
  (Market value $14,166,635)............  $13,886,000  $ 13,886,000
With Prudential Securities Inc., (dated
  12/31/98), 5.05%, due 1/4/99
  (Repurchase proceeds $14,007,856);
  collateralized by: $10,654,084 of
  various United States Government and
  Agency Obligations, 6.029% - 9.875%,
  due 11/15/2015 - 11/1/2028
  (Market value $14,281,124)............   14,000,000    14,000,000
                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $27,886,000).................................    27,886,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $382,436,362)...................   100.26%     477,064,786
Other Assets............................     0.46        2,198,861
                                          -------   --------------
  Total Assets..........................   100.72%     479,263,647
  Total Liabilities (Note 6)............    (0.72)      (3,445,101)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  475,818,546
                                          -------   --------------
                                          -------   --------------

- ------------------------------------------------------------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share
  ($240,899,748/14,858,958 shares)......  $        16.21
                                                  ------
                                                  ------
Maximum public offering price per share
  -
  NAV/(1- maximum sales charge)
  ($16.21/.945).........................  $        17.15
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($30,370,047/1,896,101
  shares)...............................  $        16.02
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($201,788,737/12,621,580
  shares)...............................  $        15.99
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($2,760,014/167,991
  shares)...............................  $        16.43
                                                  ------
                                                  ------

- ------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $382,469,655 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $100,028,333
Gross unrealized depreciation.....................    (5,433,202)
                                                    ------------
Net unrealized appreciation.......................  $ 94,595,131
                                                    ------------
                                                    ------------

                       See notes to financial statements.

26
                              ZWEIG MANAGED ASSETS
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
COMMON STOCKS: 53.78%

                       UNITED STATES: 27.75%
AEROSPACE AND DEFENSE: 0.08%
Northrop Grumman Corp...................        6,000  $    438,750
                                                       ------------
AIRFREIGHT: 0.19%
CNF Transportation Inc..................       29,000     1,089,313
                                                       ------------
AIRLINES: 0.33%
AMR Corp................................        8,000       475,000
UAL Corp................................       25,000     1,492,187
                                                       ------------
                                                          1,967,187
                                                       ------------
APPAREL AND TEXTILES: 0.23%
Spring Industries Inc., Class A.........       33,000     1,367,437
                                                       ------------
AUTOMOBILES: 0.59%
DaimlerChrysler Corp., AG...............        9,810       942,373
General Motors Corp.....................       35,000     2,504,687
                                                       ------------
                                                          3,447,060
                                                       ------------
AUTOMOTIVE PARTS AND EQUIPMENT: 0.13%
Snap-On Inc.............................       22,000       765,875
                                                       ------------
BANKS: 2.20%
Bankers Trust New York Corp.............       21,000     1,794,187
Chase Manhattan Corp....................       30,000     2,041,875
Fleet Financial Group Inc...............       68,000     3,038,750
J.P. Morgan & Company, Inc..............       18,000     1,891,125
PNC Bank Corp...........................       77,000     4,167,625
                                                       ------------
                                                         12,933,562
                                                       ------------
BIOTECHNOLOGY: 0.63%
Amgen Inc...............................       25,000     2,614,063
Biogen Inc..............................       13,000     1,079,000
                                                       ------------
                                                          3,693,063
                                                       ------------
BROADCASTING: 0.45%
Viacom Inc., Class B....................       36,000     2,664,000
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.42%
Owens Corning Inc.......................       30,000     1,063,125
USG Corp................................       28,000     1,426,250
                                                       ------------
                                                          2,489,375
                                                       ------------
CHEMICALS: 0.66%
Dow Chemical Corp.......................       18,000     1,636,875
Ethyl Corp..............................       70,000       406,875
Union Carbide Corp......................       43,000     1,827,500
                                                       ------------
                                                          3,871,250
                                                       ------------
COMPUTER SERVICES: 0.26%
Electronic Data Systems Corp............       24,000     1,206,000
Shared Medical Systems Inc..............        6,000       299,250
                                                       ------------
                                                          1,505,250
                                                       ------------
COMPUTERS AND SOFTWARE: 2.26%
Compaq Computer Corp....................       42,000     1,761,375
Hewlett-Packard Co......................       28,000     1,912,750
International Business Machines Corp....       31,000     5,727,250
Oracle Corp.............................       89,000     3,838,125
                                                       ------------
                                                         13,239,500
                                                       ------------
CONGLOMERATES: 0.21%
ITT Industries Inc......................       11,000       437,250
National Service Industries, Inc........       21,000       798,000
                                                       ------------
                                                          1,235,250
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.45%
Colgate-Palmolive Co....................       20,000     1,857,500
Interpublic Group of Companies, Inc.....        4,000       319,000
Ralston-Purina Group Inc................       14,000       453,250
                                                       ------------
                                                          2,629,750
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
ELECTRONICS: 0.86%
Computer Sciences Corp..................       18,000  $  1,159,875
Harris Corp.............................       36,000     1,318,500
Intel Corp..............................       10,000     1,185,625
Litton Industries Inc...................       13,000       848,250
Scientific-Atlanta Inc..................       22,000       501,875
                                                       ------------
                                                          5,014,125
                                                       ------------
ENGINEERING: 0.07%
McDermott International Inc.............       16,000       395,000
                                                       ------------
ENTERTAINMENT: 0.61%
Gaylord Entertainment Inc., Class A.....       48,333     1,456,032
King World Productions Inc..............       73,000     2,148,938
                                                       ------------
                                                          3,604,970
                                                       ------------
FINANCE: 1.28%
Federal National Mortgage Association...       66,000     4,884,000
Household International Corp............       12,599       499,235
Morgan Stanley, Dean Witter, Discover &
  Co....................................       10,000       710,000
TransAmerica Corp.......................       12,000     1,386,000
                                                       ------------
                                                          7,479,235
                                                       ------------
FOOD AND BEVERAGES: 1.20%
Adolph Coors Co., Class B...............        9,000       507,938
Conagra Inc.............................       87,000     2,740,500
IBP Inc.................................       60,000     1,747,500
Kellogg Company, Inc....................       18,000       614,250
Unilever NV, ADR........................       17,000     1,409,938
                                                       ------------
                                                          7,020,126
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.04%
Weyerhauser Co..........................        5,000       254,062
                                                       ------------
HOSPITALS AND HEALTHCARE: 0.30%
Aetna Inc...............................        4,000       314,500
Humana Inc..............................       81,000     1,442,812
                                                       ------------
                                                          1,757,312
                                                       ------------
HOTELS AND GAMING: 0.19%
Harrah's Entertainment Inc..............       41,000       643,188
Marriott International Inc., Class A....       17,000       493,000
                                                       ------------
                                                          1,136,188
                                                       ------------
HOUSEHOLD PRODUCTS: 0.99%
Maytag Corp.............................       42,000     2,614,500
Procter & Gamble Co.....................       21,000     1,917,563
Whirlpool Corp..........................       23,000     1,273,625
                                                       ------------
                                                          5,805,688
                                                       ------------
INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.09%
NACCO Industries Inc., Class A..........        6,000       552,000
                                                       ------------
INSURANCE: 1.09%
AFLAC Inc...............................       31,000     1,364,000
CIGNA Corp..............................       32,000     2,474,000
CNA Financial Corp......................       30,000     1,207,500
Conseco Inc.............................       10,539       322,098
EXEL Limited, Class A...................       14,000     1,050,000
                                                       ------------
                                                          6,417,598
                                                       ------------
INVESTMENT BANKING AND BROKERAGE: 0.08%
Merrill Lynch & Co......................        7,000       467,250
                                                       ------------
INVESTMENT MANAGEMENT: 0.06%
Equitable Companies, Inc................        6,000       347,250
                                                       ------------
MANUFACTURING: 0.69%
Crane Co................................       20,000       603,750
Minnesota Mining & Manufacturing Co.....       20,000     1,422,500
Tenneco Inc.............................       59,000     2,009,687
                                                       ------------
                                                          4,035,937
                                                       ------------

                                                                              27

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
METALS AND MINING: 0.31%
Aluminum Co. of America.................        6,000  $    447,375
Freeport McMoran Copper & Gold Co.,
  Class B...............................       23,000       240,062
Newmont Mining Corp.....................       64,000     1,156,000
                                                       ------------
                                                          1,843,437
                                                       ------------
NATURAL GAS: 0.08%
Consolidated Natural Gas Co.............        9,000       486,000
                                                       ------------
NEWSPAPERS: 0.21%
New York Times Co., Class A.............       35,000     1,214,063
                                                       ------------
OFFICE AUTOMATION AND EQUIPMENT: 0.18%
Xerox Corp..............................        9,000     1,062,000
                                                       ------------
OIL AND GAS: 1.80%
Ashland Inc.............................       66,000     3,192,750
Halliburton Co..........................       11,000       325,875
Phillips Petroleum Co...................       52,000     2,216,500
Sunoco Inc..............................       83,000     2,993,188
Texaco Inc..............................       29,000     1,533,375
Unocal Corp.............................       10,000       291,875
                                                       ------------
                                                         10,553,563
                                                       ------------
PERSONAL CARE PRODUCTS: 0.24%
Alberto-Culver Co., Class B.............       52,000     1,387,750
                                                       ------------
PHARMACEUTICALS: 1.97%
Allergan Inc............................       66,000     4,273,500
Merck & Company, Inc....................       25,000     3,692,188
Pfizer Inc..............................       11,000     1,379,813
Schering-Plough Inc.....................       40,000     2,210,000
                                                       ------------
                                                         11,555,501
                                                       ------------
PRINTING AND PUBLISHING: 0.43%
Knight-Ridder Inc.......................       27,000     1,380,375
McGraw-Hill Companies, Inc..............       11,000     1,120,625
                                                       ------------
                                                          2,501,000
                                                       ------------
REAL ESTATE INVESTMENT TRUSTS: 0.10%
Starwood Hotels & Resorts Inc...........       26,000       589,875
                                                       ------------
RECREATIONAL PRODUCTS: 0.18%
Brunswick Corp..........................       34,000       841,500
Mattel Inc..............................       10,000       228,125
                                                       ------------
                                                          1,069,625
                                                       ------------
RESTAURANTS: 0.26%
Brinker International Inc...............       52,000     1,501,500
                                                       ------------
RETAIL TRADE: 1.56%
Autozone Inc............................       14,000       461,125
Federated Deptartment Stores Inc........       56,000     2,439,500
Kmart Corp..............................       40,000       612,500
Limited Inc.............................       46,000     1,339,750
Sears Roebuck & Co......................       56,000     2,380,000
Supervalu Inc...........................       32,000       896,000
TJX Companies Inc.......................       26,000       754,000
Toys R Us, Inc..........................       16,000       270,000
                                                       ------------
                                                          9,152,875
                                                       ------------
SHOES: 0.07%
Reebok International, Ltd...............       27,000       401,625
                                                       ------------
STEEL: 0.04%
USX-U.S. Steel Group Inc................       10,000       230,000
                                                       ------------
TELECOMMUNICATIONS: 2.43%
Airtouch Communications Corp............       17,000     1,226,125
Ameritech Corp..........................       17,000     1,077,375
AT&T Corp...............................       70,000     5,267,500
Bell Atlantic Corp......................       30,720     1,628,160
Lucent Technologies Inc.................       13,000     1,430,000
MCI WorldCom Inc........................        3,731       267,699

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
United States Cellular Corp.............       38,100  $  1,447,800
U S West Communications Group Inc.......       30,000     1,938,750
                                                       ------------
                                                         14,283,409
                                                       ------------
TOBACCO: 0.56%
Philip Morris Companies Inc.............       61,000     3,263,500
                                                       ------------
TRUCKS AND PARTS: 0.24%
Navistar International Corp.............       50,000     1,425,000
                                                       ------------
UTILITIES: 0.31%
FirstEnergy Corp........................       17,000       553,562
UtiliCorp United Inc....................       35,000     1,284,062
                                                       ------------
                                                          1,837,624
                                                       ------------
WASTE MANAGEMENT: 0.14%
Browning-Ferris Industries Inc..........       29,000       824,688
                                                       ------------
TOTAL UNITED STATES
  (Cost $127,369,433)................................   162,806,398
                                                       ------------

                      FOREIGN STOCKS: 26.03%

                           CANADA: 1.59%
AEROSPACE AND DEFENSE: 0.08%
Bombardier Inc., Class B................       31,600       452,604
                                                       ------------
BANKS: 0.36%
Bank of Montreal........................       15,900       638,691
Canadian Imperial Bank of Commerce......       29,000       717,448
Royal Bank of Canada....................       14,700       732,607
                                                       ------------
                                                          2,088,746
                                                       ------------
BROADCASTING: 0.06%
Thomson Corp............................       16,400       383,307
                                                       ------------
BUSINESS SERVICES: 0.05%
Laidlaw Inc.............................       17,800       179,043
Moore Corp., Ltd........................        8,700        94,873
                                                       ------------
                                                            273,916
                                                       ------------
CONGLOMERATES: 0.16%
Canadian Pacific Ltd....................       24,900       465,254
Imasco Ltd..............................       23,600       502,422
                                                       ------------
                                                            967,676
                                                       ------------
ENERGY: 0.08%
Petro-Canada Inc........................       18,900       199,951
Talisman Energy Inc.....................       15,000       263,184
                                                       ------------
                                                            463,135
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.03%
Abitibi Consolidated Inc................       17,000       157,162
                                                       ------------
METALS AND MINING: 0.24%
Alcan Aluminum Ltd......................       23,400       632,227
Barrick Gold Corp.......................       32,900       638,294
Dofasco Inc.............................       10,200       130,156
                                                       ------------
                                                          1,400,677
                                                       ------------
RETAIL TRADE: 0.08%
Canadian Tire Corp......................       18,400       482,162
                                                       ------------
TELECOMMUNICATIONS: 0.34%
BCE Inc.................................       33,600     1,265,469
Northern Telecom Ltd....................       15,000       748,047
                                                       ------------
                                                          2,013,516
                                                       ------------
UTILITIES: 0.11%
Transalta Corp..........................       25,200       370,781
TransCanada Pipelines Ltd...............       20,400       298,164
                                                       ------------
                                                            668,945
                                                       ------------
TOTAL CANADA.........................................     9,351,846
                                                       ------------

28
                              ZWEIG MANAGED ASSETS
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
                          DENMARK: 0.99%
AIRLINES: 0.01%
SAS Danmark AS..........................        6,600  $     74,664
                                                       ------------
BANKS: 0.19%
Den Danske Bank.........................        4,600       617,959
Unidanmark AS, Class A..................        5,200       469,793
                                                       ------------
                                                          1,087,752
                                                       ------------
BUSINESS SERVICES: 0.03%
ISS International Service Systems, Class
  B.....................................        2,700       175,630
                                                       ------------
FOOD AND BEVERAGES: 0.12%
Carlsberg, Class A......................        5,000       290,675
Danisco.................................        8,100       439,076
                                                       ------------
                                                            729,751
                                                       ------------
HOMEBUILDERS: 0.02%
Superfos AS.............................        7,600       112,248
                                                       ------------
HOSPITALS AND HEALTHCARE: 0.16%
Novo-Nordisk AS, Class B................        7,200       950,271
                                                       ------------
HOUSEHOLD PRODUCTS: 0.02%
Bang & Olufsen Holdings.................        2,200       134,119
                                                       ------------
TELECOMMUNICATIONS: 0.28%
GN Store Nord...........................       10,100       357,059
Tele Danmark AS, Class B................        9,400     1,268,694
                                                       ------------
                                                          1,625,753
                                                       ------------
TRANSPORTATION: 0.16%
D/S 1912, Class B.......................           95       664,231
D/S Svendborg, Class B..................           24       243,224
                                                       ------------
                                                            907,455
                                                       ------------
TOTAL DENMARK........................................     5,797,643
                                                       ------------
                           FRANCE: 3.41%
BANKS: 0.17%
Banque Nationale De Paris...............        9,150       753,791
Societe Generale Paris..................        1,350       218,709
                                                       ------------
                                                            972,500
                                                       ------------
BUSINESS SERVICES: 0.35%
Vivendi.................................        7,850     2,037,611
                                                       ------------
CHEMICALS: 0.19%
Air Liquide Co..........................        5,906     1,083,679
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.52%
L'Oreal Co..............................        3,400     2,458,917
Promodes................................          800       582,006
                                                       ------------
                                                          3,040,923
                                                       ------------
ELECTRONICS: 0.22%
Alcatel Alsthom.........................        7,500       918,334
Schneider SA............................        6,250       379,283
                                                       ------------
                                                          1,297,617
                                                       ------------
FOOD AND BEVERAGES: 0.12%
LVMH Moet Hennessy......................        3,550       702,857
                                                       ------------
INSURANCE: 0.55%
AXA UAP.................................       22,300     3,233,504
                                                       ------------
OIL AND GAS: 0.22%
Societe Nationale Elf Aquitaine.........       11,300     1,306,756
                                                       ------------
REAL ESTATE: 0.10%
Simco...................................        6,600       599,012
                                                       ------------
RETAIL TRADE: 0.41%
Carrefour...............................        2,030     1,533,166
Cie De St. Gobain.......................        6,150       868,632
                                                       ------------
                                                          2,401,798
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
TELECOMMUNICATIONS: 0.45%
France Telecom SA.......................       33,200  $  2,638,788
                                                       ------------
UTILITIES: 0.11%
Total SA, Class B.......................        6,650       673,785
                                                       ------------
TOTAL FRANCE.........................................    19,988,830
                                                       ------------

                          GERMANY: 3.68%
AUTOMOBILES: 0.60%
DaimlerChrysler AG......................       20,160     2,003,170
Volkswagen AG...........................       19,150     1,529,149
                                                       ------------
                                                          3,532,319
                                                       ------------
BANKS: 0.66%
Bayerische Vereinsbank AG...............       12,500       979,377
Deutsche Bank AG........................       26,200     1,542,333
Dresdner Bank AG........................       32,400     1,361,671
                                                       ------------
                                                          3,883,381
                                                       ------------
CHEMICALS: 0.58%
Bayer AG................................       48,650     2,031,465
Hoechst AG..............................       33,050     1,371,130
                                                       ------------
                                                          3,402,595
                                                       ------------
CONGLOMERATES: 0.13%
Viag AG.................................        1,300       762,548
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.07%
Karstadt AG.............................          750       391,751
                                                       ------------
ELECTRONICS: 0.30%
Siemens AG..............................       26,950     1,739,388
                                                       ------------
INSURANCE: 0.67%
Allianz AG Holding......................       10,750     3,943,474
                                                       ------------
MACHINERY AND EQUIPMENT: 0.33%
Mannesmann AG...........................       16,700     1,932,592
                                                       ------------
TELECOMMUNICATIONS: 0.08%
Deutsche Telekom AG.....................       15,000       493,066
                                                       ------------
UTILITIES: 0.26%
RWE AG..................................       27,700     1,517,546
                                                       ------------
TOTAL GERMANY........................................    21,598,660
                                                       ------------

                           ITALY: 2.22%
APPAREL AND TEXTILES: 0.05%
Benetton Group SPA......................      144,100       291,007
                                                       ------------
AUTOMOBILES: 0.17%
Fiat SPA................................      205,900       716,742
Fiat SPA Priv...........................      147,700       285,289
                                                       ------------
                                                          1,002,031
                                                       ------------
BANKS: 0.46%
Istituto Banc San Paolo SPA.............       55,500       982,812
Mediobanca SPA..........................       34,500       480,171
Un Credito Italiano SPA.................      212,500     1,262,287
                                                       ------------
                                                          2,725,270
                                                       ------------
BROADCASTING: 0.06%
Mediaset SPA............................       44,000       357,563
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.02%
Sirti SPA...............................       22,000       133,019
                                                       ------------
CONGLOMERATES: 0.02%
Snia BPD................................       65,000       102,490
                                                       ------------
ENERGY: 0.30%
Eni SPA.................................      265,000     1,735,658
                                                       ------------
INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.10%
Pirelli SPA.............................      175,000       561,951
                                                       ------------

                                                                              29

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
INSURANCE: 0.50%
Assicurazioni Generali SPA..............       62,000  $  2,594,391
Ras Riun Adriat Di Sicurta SPA..........       23,000       334,063
                                                       ------------
                                                          2,928,454
                                                       ------------
TELECOMMUNICATIONS: 0.49%
Telecom Italia Mobile SPA...............      227,500     1,683,200
Telecom Italia SPA......................      138,888     1,187,622
                                                       ------------
                                                          2,870,822
                                                       ------------
UTILITIES: 0.05%
Edison SPA..............................       27,000       318,722
                                                       ------------
TOTAL ITALY..........................................    13,026,987
                                                       ------------
                           JAPAN: 1.50%
AUTOMOBILES: 0.03%
Honda Motor Co..........................        5,000       164,450
                                                       ------------
BANKS: 0.12%
Sanwa Bank Ltd..........................       10,000        77,216
Sumitomo Bank...........................       28,000       287,943
The Bank of Tokyo-Mitsubishi............       34,000       352,660
                                                       ------------
                                                            717,819
                                                       ------------
CHEMICALS: 0.25%
Kuraray Co., Ltd........................       49,000       541,693
Kyowa Hakko Kogyo.......................       53,000       262,181
Takeda Chemical Industries..............       17,000       655,585
                                                       ------------
                                                          1,459,459
                                                       ------------
ELECTRONICS: 0.05%
Sony Corp...............................        4,100       299,140
                                                       ------------
FINANCE: 0.26%
Acom Co.................................        4,500       289,628
Aiful Corp..............................        5,700       346,649
Hitachi Credit Corp.....................       15,100       336,002
Promise Co., Ltd........................        4,100       213,723
Takefuji Corp...........................        4,800       351,064
                                                       ------------
                                                          1,537,066
                                                       ------------
FOOD AND BEVERAGES: 0.11%
Asahi Breweries Ltd.....................       14,000       206,649
Nichirei Corp...........................       45,000        59,840
Nippon Flour Mills Ltd..................       30,000        83,245
Nippon Soda Co., Ltd....................       19,000        98,032
Nisshin Flour Milling Corp..............       25,000       208,998
                                                       ------------
                                                            656,764
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.03%
Hokuetsu Paper Mills....................       42,000       194,734
                                                       ------------
HOMEBUILDERS: 0.05%
Obayashi Corp...........................       62,000       297,908
Toa Corp................................        1,000         1,844
                                                       ------------
                                                            299,752
                                                       ------------
INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.04%
Fujikura Ltd............................        4,000        21,489
Minebea Co., Ltd........................       17,000       195,018
                                                       ------------
                                                            216,507
                                                       ------------
INSURANCE: 0.05%
Sumitomo Marine & Fire Co...............       43,000       272,943
                                                       ------------
MACHINERY AND EQUIPMENT: 0.05%
Mitsubishi Corp.........................       52,000       299,645
                                                       ------------
MANUFACTURING: 0.06%
NGK Insulators..........................       24,000       310,000
Shinagawa Refractories..................       22,000        67,287
                                                       ------------
                                                            377,287
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
METALS AND MINING: 0.11%
Kawasaki Steel Co.......................      410,000  $    614,273
                                                       ------------
PHOTOGRAPHIC PRODUCTS: 0.18%
Canon Inc...............................       18,000       385,372
Fuji Photo Film Ltd.....................       18,000       670,213
                                                       ------------
                                                          1,055,585
                                                       ------------
RAILROADS: 0.05%
Keio Electric Railway Co................       63,000       268,644
                                                       ------------
TOURISM: 0.00%
Toho Zinc...............................        6,000        14,628
                                                       ------------
TRANSPORTATION: 0.03%
Nippon Yusen Kabus Kaish................       51,000       161,410
                                                       ------------
UTILITIES: 0.03%
Osaka Gas Co., Ltd......................        7,000        24,140
Showa Shell Sekiyu......................       25,000       140,736
                                                       ------------
                                                            164,876
                                                       ------------
TOTAL JAPAN..........................................     8,774,982
                                                       ------------

                           MEXICO: 0.60%
BROADCASTING: 0.05%
Grupo Televisa SA.......................       21,000       262,022
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.03%
Cemex SA, Class A.......................       93,000       198,883
                                                       ------------
CONGLOMERATES: 0.06%
Alfa SA, Class A........................       53,000       149,515
Grupo Carso SA..........................       61,000       207,240
                                                       ------------
                                                            356,755
                                                       ------------
FOOD AND BEVERAGES: 0.12%
Grupo Industrial Bimbo SA...............      128,000       225,456
Grupo Modelo SA.........................      232,000       478,544
                                                       ------------
                                                            704,000
                                                       ------------
HOSPITALS AND HEALTHCARE: 0.05%
Kimberly Clark De Mexico SA.............       93,000       293,857
                                                       ------------
METALS AND MINING: 0.02%
Grupo Mexico SA.........................       61,000       143,711
                                                       ------------
RETAIL TRADE: 0.07%
Cifra SA, Class V.......................      329,352       399,618
                                                       ------------
TELECOMMUNICATIONS: 0.20%
Telefonos De Mexico SA..................       67,000       166,992
Telefonos De Mexico SA, Class L.........      413,000     1,000,136
                                                       ------------
                                                          1,167,128
                                                       ------------
TOTAL MEXICO.........................................     3,525,974
                                                       ------------

                        NEW ZEALAND: 1.01%
BUILDING MATERIALS AND PRODUCTS: 0.05%
Fletcher Challenge Building.............      195,300       302,287
                                                       ------------
FOREST AND PAPER PRODUCTS: 0.18%
Carter Holt Harvey......................      904,550       812,327
Fletcher Challenge Paper................      355,400       238,435
                                                       ------------
                                                          1,050,762
                                                       ------------
INSURANCE: 0.10%
AMP Ltd.................................       48,150       598,250
                                                       ------------
NATURAL GAS: 0.04%
Natural Gas Corp. Holdings..............      223,600       244,507
                                                       ------------
NEWSPAPERS: 0.05%
Independent News Ltd....................       65,150       258,466
                                                       ------------
TELECOMMUNICATIONS: 0.46%
Telecom Corp. of New Zealand............      620,800     2,705,547
                                                       ------------

30
                              ZWEIG MANAGED ASSETS
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
TOBACCO: 0.13%
Lion Nathan Ltd.........................      296,350  $    756,139
                                                       ------------
TOTAL NEW ZEALAND....................................     5,915,958
                                                       ------------
                         SINGAPORE: 1.14%
AIRLINES: 0.16%
Singapore Airlines......................      133,000       975,333
                                                       ------------
BANKS: 0.33%
Development Bank Singapore..............       96,000       866,909
Overseas Chinese Banking Corp...........      158,000     1,072,485
                                                       ------------
                                                          1,939,394
                                                       ------------
CONGLOMERATES: 0.08%
Natsteel Ltd............................      120,000       131,636
Singapore Technologies Eng Ltd..........      371,000       346,267
                                                       ------------
                                                            477,903
                                                       ------------
ELECTRONICS: 0.03%
Creative Technology Ltd.................       10,600       149,685
                                                       ------------
ENGINEERING: 0.04%
Sembcorp Industries Ltd.................      214,000       243,830
                                                       ------------
FOOD AND BEVERAGES: 0.03%
Fraser & Neave Corp.....................       54,000       157,745
                                                       ------------
HOTELS AND GAMING: 0.01%
Hotel Properties........................      129,000        54,727
                                                       ------------
PRINTING AND PUBLISHING: 0.10%
Singapore Press Holdings Co.............       53,100       563,182
                                                       ------------
REAL ESTATE: 0.19%
City Developments.......................      161,000       697,667
DBS Land................................      222,000       326,946
United Industrial Corp..................      287,000       114,800
                                                       ------------
                                                          1,139,413
                                                       ------------
TELECOMMUNICATIONS: 0.17%
Singapore Telecommunications Ltd........      665,000     1,015,636
                                                       ------------
TOTAL SINGAPORE......................................     6,716,848
                                                       ------------
                           SPAIN: 4.47%
BANKS: 1.67%
Argentaria SA...........................       74,400     1,929,629
Banco Bilbao Vizcaya SA.................      213,300     3,349,381
Banco Central Hispano SA................      112,800     1,341,383
Banco De Santander SA...................      102,600     2,041,926
Banco Espanol Credito SA................       85,100     1,123,091
                                                       ------------
                                                          9,785,410
                                                       ------------
BUSINESS SERVICES: 0.08%
Autopistas Cesa Co., SA.................       28,400       473,014
                                                       ------------
ENERGY: 0.28%
Repsol Petroleo SA......................       31,300     1,672,183
                                                       ------------
ENGINEERING: 0.10%
Dragados & Construcciones SA............       15,100       557,343
                                                       ------------
FINANCE: 0.08%
Corporacion Financiera SA...............        2,900       485,054
                                                       ------------
HOMEBUILDERS: 0.13%
Fomento De Construcion SA...............       10,400       774,336
                                                       ------------
INSURANCE: 0.04%
Mapfre SA...............................        8,400       228,236
                                                       ------------
RETAIL TRADE: 0.12%
Centros Com. Pryca SA...................       23,100       717,312
                                                       ------------
STEEL: 0.04%
Acerinox SA.............................       10,000       233,246
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
TELECOMMUNICATIONS: 0.70%
Telefonica De Espana SA.................       90,800  $  4,043,513
Telefonica De Espana SA, Rights.........       90,800        80,742
                                                       ------------
                                                          4,124,255
                                                       ------------
TOBACCO: 0.09%
Tabacalera SA, Class A..................       20,500       517,941
                                                       ------------
UTILITIES: 1.14%
Endesa SA...............................      108,000     2,865,862
General De Aguas D'Barcelona SA.........        6,800       455,907
Iberdrola I SA..........................      130,300     2,441,477
Sevillana De Electricidad SA............       28,300       394,455
Union Electrica Fenosa SA...............       30,000       519,776
                                                       ------------
                                                          6,677,477
                                                       ------------
TOTAL SPAIN..........................................    26,245,807
                                                       ------------

                           SWEDEN: 1.11%
AUTOMOBILES: 0.10%
Volvo AB, Class A.......................        8,900       199,283
Volvo AB, Class B.......................       15,800       362,555
                                                       ------------
                                                            561,838
                                                       ------------
BANKS: 0.08%
Svenska Handelsbanken AB, Class A.......       10,900       459,893
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.03%
Skanska AB, Class B.....................        6,300       174,875
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.13%
Hennes & Mauritz AB, Class B............        9,400       767,697
                                                       ------------
ELECTRONICS: 0.42%
ABB AB, Class B.........................       16,100       170,816
Electrolux AB, Class B..................       19,500       335,593
Ericsson LM AB, Class B.................       83,800     1,995,287
                                                       ------------
                                                          2,501,696
                                                       ------------
HOSPITALS AND HEALTHCARE: 0.27%
Astra AB, Class A.......................       60,200     1,229,132
Astra AB, Class B.......................       17,700       360,298
                                                       ------------
                                                          1,589,430
                                                       ------------
INSURANCE: 0.07%
Skandia Forsakrings AB..................       26,500       405,389
                                                       ------------
REAL ESTATE: 0.01%
Drott AB, Class B.......................        6,300        57,903
                                                       ------------
TOTAL SWEDEN.........................................     6,518,721
                                                       ------------

                        SWITZERLAND: 1.05%
BANKS: 0.23%
Credit Suisse Group.....................        3,400       532,217
UBS Namen AG............................        2,630       808,052
                                                       ------------
                                                          1,340,269
                                                       ------------
CHEMICALS: 0.02%
Clariant AG.............................          210        98,158
                                                       ------------
CONGLOMERATES: 0.03%
Alusuisse - Lonza Group.................          140       163,087
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.01%
Swatch Group AG.........................          600        89,880
                                                       ------------
FOOD AND BEVERAGES: 0.18%
Nestle SA...............................          485     1,055,806
                                                       ------------
HOSPITALS AND HEALTHCARE: 0.45%
Novartis Inhaber AG.....................          100       196,578
Novartis Namen AG.......................          730     1,435,020
Roche Holding AG........................           84     1,025,002
                                                       ------------
                                                          2,656,600
                                                       ------------

                                                                              31

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
INSURANCE: 0.11%
Schweiz Lebensv & Rentenanst............          150  $    111,394
Schweiz Ruckversiche....................          195       508,406
                                                       ------------
                                                            619,800
                                                       ------------
MACHINERY AND EQUIPMENT: 0.02%
ABB AG Baden............................          120       140,663
                                                       ------------
TOTAL SWITZERLAND....................................     6,164,263
                                                       ------------

                       UNITED KINGDOM: 3.26%
BANKS: 0.53%
Abbey National Plc......................       25,200       539,641
HSBC Holdings...........................       26,200       662,193
HSBC Holdings, Class A..................       17,500       476,664
Lloyds TSB Group Plc....................       50,100       711,070
National Westminster Bank Plc...........       27,650       532,757
Royal Bank of Scotland..................       12,772       205,499
                                                       ------------
                                                          3,127,824
                                                       ------------
BROADCASTING: 0.07%
Reed International Corp.................       48,950       389,727
                                                       ------------
BUILDING MATERIALS AND PRODUCTS: 0.06%
RMC Group Inc...........................        8,500       115,974
Tarmac Plc..............................       71,600       118,539
Wolseley Plc............................       15,400        97,243
                                                       ------------
                                                            331,756
                                                       ------------
BUSINESS SERVICES: 0.04%
Railtrack Group Plc.....................        8,800       230,030
                                                       ------------
CHEMICALS: 0.08%
BOC Group...............................       16,077       235,404
Imperial Chemical Industries Inc........       23,700       204,664
                                                       ------------
                                                            440,068
                                                       ------------
CONGLOMERATES: 0.09%
Hanson Co...............................       10,121        80,033
Siebe Plc...............................       45,200       177,491
TI Group................................       45,500       245,480
                                                       ------------
                                                            503,004
                                                       ------------
CONSUMER PRODUCTS AND SERVICES: 0.45%
BAA Plc.................................       13,400       155,627
Caradon Plc.............................       11,340        19,246
De La Rue Plc...........................        4,600        15,805
Glaxo Holdings Plc......................       50,600     1,735,218
Smithkline Beecham, Class A.............       42,422       595,390
Tomkins Corp............................       31,400       147,857
                                                       ------------
                                                          2,669,143
                                                       ------------
FOOD AND BEVERAGES: 0.37%
Allied Domecq Plc.......................       24,500       222,783
Associated British Foods Plc............       16,200       153,240
BASS Plc................................       19,114       268,900
Cadbury Schweppes Inc...................       40,800       695,161
Unilever Plc............................       62,800       705,847
United Biscuits Corp....................       29,511       117,970
                                                       ------------
                                                          2,163,901
                                                       ------------
INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.01%
Lucasvarity Plc.........................       20,100        67,056
                                                       ------------
INSURANCE: 0.29%
Allied Zurich Plc.......................       25,950       388,386
Prudential Corp.........................       66,600     1,006,757
Royal Insurance Holdings Co.............       35,200       284,938
                                                       ------------
                                                          1,680,081
                                                       ------------
MANUFACTURING: 0.03%
Williams Plc............................       34,628       196,619
                                                       ------------

                                               NUMBER         VALUE
                                            OF SHARES      (NOTE 2)
- ------------------------------------------------------------------
OIL AND GAS: 0.28%
BP Amoco Plc............................       61,600  $    919,388
Shell Transport & Trading Co., Plc......      120,000       734,775
                                                       ------------
                                                          1,654,163
                                                       ------------
REAL ESTATE: 0.04%
Land Securities Plc.....................       21,400       256,373
                                                       ------------
RETAIL TRADE: 0.37%
Boots Co................................       26,764       454,899
Great Universal Stores Plc..............       15,800       165,492
Kingfisher Plc..........................       31,400       339,601
Marks & Spencer Plc.....................      111,100       758,844
Sears Plc...............................        5,270        22,799
Selfridges Plc..........................        5,270        19,291
Tesco Corp..............................      142,800       409,867
                                                       ------------
                                                          2,170,793
                                                       ------------
TELECOMMUNICATIONS: 0.34%
British Telecommunications Corp.........      109,600     1,649,471
Cable & Wireless Plc....................       30,200       371,596
                                                       ------------
                                                          2,021,067
                                                       ------------
TOBACCO: 0.07%
British American Tobacco Plc............       33,350       296,044
Imperial Tobacco Group Plc..............        8,097        86,898
                                                       ------------
                                                            382,942
                                                       ------------
TOURISM: 0.05%
Ladbroke Group..........................       18,800        75,075
Rank Group Plc..........................       10,000        38,103
Scottish & Newscastle Plc...............       18,200       206,378
                                                       ------------
                                                            319,556
                                                       ------------
UTILITIES: 0.09%
BG Plc..................................       28,900       182,609
National Power Corp.....................       13,500       119,276
Scottish Power Plc......................       19,200       196,632
                                                       ------------
                                                            498,517
                                                       ------------
TOTAL UNITED KINGDOM.................................    19,102,620
                                                       ------------
TOTAL FOREIGN STOCKS
  (Cost $109,246,073)................................   152,729,139
                                                       ------------
TOTAL COMMON STOCKS
  (Cost $236,615,506)................................   315,535,537
                                                       ------------

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 2)
- ------------------------------------------------------------------
BONDS: 36.96%
UNITED STATES GOVERNMENT OBLIGATIONS:
  20.62%
UNITED STATES TREASURY BONDS: 3.92%
  10.75%, 5/15/2003.....................  $ 7,000,000     8,640,625
  6.50%, 11/15/2026.....................      700,000       814,844
  6.375%, 8/15/2027.....................   11,800,000    13,573,693
                                                       ------------
                                                         23,029,162
                                                       ------------
UNITED STATES TREASURY NOTES: 16.70%
  6.25%, 8/31/2000......................   10,400,000    10,666,500
  7.50%, 2/15/2005......................    7,100,000     8,129,500
  6.50%, 5/15/2005......................    5,400,000     5,919,750
  6.875%, 5/15/2006.....................   19,900,000    22,499,437
  6.50%, 10/15/2006.....................   22,800,000    25,315,137
  6.625%, 5/15/2007.....................   12,400,000    13,950,000
  3.625%, 1/15/2008 (a).................   11,727,938    11,500,709
                                                       ------------
                                                         97,981,033
                                                       ------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS
  (Cost $115,595,847)................................   121,010,195
                                                       ------------

32
                              ZWEIG MANAGED ASSETS
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                                       PRINCIPAL         VALUE
                                                          AMOUNT      (NOTE 2)
      ------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS: 16.34%
AUSTRALIAN COMMONWEALTH GOVERNMENT
  BONDS: 2.43%
  8.75%, 8/15/2008......................  A$           9,700,000  $  7,629,286
  7.50%, 9/15/2009......................  A$           9,000,000     6,646,122
                                                                  ------------
                                                                    14,275,408
                                                                  ------------
CANADIAN GOVERNMENT BONDS: 1.67%
  7.00%, 12/1/2006......................  C$          13,200,000     9,797,391
                                                                  ------------
DEUTSCHLAND REPUBLIC GOVERNMENT BONDS:
  1.81%
  6.00%, 7/4/2007.......................        DM    15,350,000    10,594,596
                                                                  ------------
FINNISH GOVERNMENT BONDS: 1.06%
  7.25%, 4/18/2006......................       Fim    26,000,000     6,230,803
                                                                  ------------
FRANCE O.A.T. BONDS: 1.90%
  5.50%, 10/25/2007.....................      ff      55,800,000    11,156,604
                                                                  ------------
ITALIAN GOVERNMENT BONDS: 0.92%
  6.75%, 7/1/2007.......................     Lira  7,500,000,000     5,412,561
                                                                  ------------
NETHERLANDS GOVERNMENT BONDS: 1.12%
  5.25%, 7/15/2008......................        NLG   11,200,000     6,570,683
                                                                  ------------
NEW ZEALAND GOVERNMENT BONDS: 1.01%
  7.00%, 7/15/2009......................  NZ$         10,000,000     5,931,992
                                                                  ------------
SPANISH GOVERNMENT BONDS: 1.68%
  6.00%, 1/31/2008......................      Pta  1,220,000,000     9,860,610
                                                                  ------------
UNITED KINGDOM TREASURY BONDS: 2.74%
  8.50%, 7/16/2007......................      L        6,400,000    13,651,914
  7.25%, 12/7/2007......................      L        1,200,000     2,400,998
                                                                  ------------
                                                                    16,052,912
                                                                  ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $85,654,833 )...........................................    95,883,560
                                                                  ------------
TOTAL BONDS
  (Cost $201,250,680)...........................................   216,893,755
                                                                  ------------

UNITED STATES SHORT-TERM OBLIGATIONS:
  2.04%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 1.70%
  5.14%, 1/20/99........................  $ 5,000,000     4,985,722
  5.11%, 2/3/99.........................    5,000,000     4,975,869
                                                       ------------
                                                          9,961,591
                                                       ------------
UNITED STATES TREASURY BILLS: 0.34%
  3.99%, 1/14/99........................    1,000,000       998,509
  4.36%, 2/11/99........................    1,000,000       995,125
                                                       ------------
                                                          1,993,634
                                                       ------------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS
  (Cost $11,956,609).................................    11,955,225
                                                       ------------

UNITED STATES REPURCHASE AGREEMENTS:
  5.61%
With Morgan Stanley & Co., Inc. (dated
  12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $15,938,850);
  collateralized by: $16,329,604 Federal
  National Mortgage Association Bonds,
  6.161%, due 6/1/2032
  (Market value $16,527,244)............   15,930,000    15,930,000
                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 2)
- ------------------------------------------------------------------
With Prudential Securities Inc., (dated
  12/31/98), 5.05%, due 1/4/99
  (Repurchase proceeds $17,009,539);
  collateralized by: $13,868,910 various
  United States Government Agency
  Obligations, 7.416% - 9.875%, due
  11/15/2015 - 12/1/2028
  (Market value $17,340,288)............  $17,000,000  $ 17,000,000
                                                       ------------
TOTAL UNITED STATES REPURCHASE AGREEMENTS
  (Cost $32,930,000).................................    32,930,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $482,752,795)...................    98.39%     577,314,517
Other Assets............................     1.93       11,344,169
                                          -------   --------------
  Total Assets..........................   100.32%     588,658,686
  Total Liabilities (Note 6)............    (0.32)      (1,898,991)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $  586,759,695
                                          -------   --------------
                                          -------   --------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share
  ($122,084,439/8,609,460 shares).......  $        14.18
                                                  ------
                                                  ------
Maximum public offering price per share
  -
  NAV/(1- Maximum sales charge)
  ($14.18/.945).........................  $        15.01
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($33,172,414/2,323,439
  shares)...............................  $        14.28
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($429,654,798/30,535,591
  shares)...............................  $        14.07
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,848,044/129,151
  shares)...............................  $        14.31
                                                  ------
                                                  ------

- ------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 3b).
(a) Principal amount is adjusted monthly pursuant to the change in the Consumer Price Index.

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $484,642,360 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $104,826,929
Gross unrealized depreciation.....................    (9,302,371)
                                                    ------------
Net unrealized appreciation.......................  $ 95,524,558
                                                    ------------
                                                    ------------

                                                                              33

                                                         %NET
INDUSTRY BREAKDOWN - COMMON STOCK                VALUE  ASSETS
- -------------------------------------------------------------
Aerospace and Defense...................  $    891,354   0.15%
Airfreight..............................     1,089,313   0.19
Airlines................................     3,017,184   0.51
Apparel and Textiles....................     1,658,444   0.28
Automobiles.............................     8,707,698   1.48
Automotive Parts and Equipment..........       765,875   0.13
Banks...................................    41,061,820   7.00
Biotechnology...........................     3,693,063   0.63
Broadcasting............................     4,056,619   0.69
Building Materials and Products.........     3,630,195   0.62
Business Services.......................     3,190,201   0.54
Chemicals...............................    10,355,209   1.77
Computer Services.......................     1,505,250   0.26
Computers and Software..................    13,239,500   2.26
Conglomerates...........................     4,568,713   0.78
Consumer Products and Services..........     9,589,144   1.63
Electronics.............................    11,001,651   1.88
Energy..................................     3,870,976   0.66
Engineering.............................     1,196,173   0.20
Entertainment...........................     3,604,970   0.61
Finance.................................     9,501,355   1.62
Food and Beverages......................    13,190,950   2.25
Forest and Paper Products...............     1,656,720   0.28
Homebuilders............................     1,186,336   0.20
Hospitals and Healthcare................     7,247,470   1.24
Hotels and Gaming.......................     1,190,915   0.20
Household Products......................     5,939,807   1.01
Industrial Products, Services and
  Machinery.............................     1,397,514   0.24
Insurance...............................    20,327,729   3.46
Investment Banking and Brokerage........       467,250   0.08

                                                         %NET
                                                 VALUE  ASSETS
- -------------------------------------------------------------

Investment Management...................  $    347,250   0.06%
Machinery and Equipment.................     2,372,900   0.40
Manufacturing...........................     4,609,843   0.79
Metals and Mining.......................     4,002,098   0.68
Natural Gas.............................       730,507   0.13
Newspapers..............................     1,472,529   0.25
Office Automation and Equipment.........     1,062,000   0.18
Oil and Gas.............................    13,514,482   2.30
Personal Care Products..................     1,387,750   0.24
Pharmaceuticals.........................    11,555,501   1.97
Photographic Products...................     1,055,585   0.18
Printing and Publishing.................     3,064,182   0.52
Railroads...............................       268,644   0.05
Real Estate.............................     2,052,701   0.35
Real Estate Investment Trusts...........       589,875   0.10
Recreational Products...................     1,069,625   0.18
Restaurants.............................     1,501,500   0.26
Retail Trade............................    15,324,558   2.61
Shoes...................................       401,625   0.07
Steel...................................       463,246   0.08
Telecommunications......................    34,958,987   5.96
Tobacco.................................     4,920,522   0.84
Tourism.................................       334,184   0.06
Transportation..........................     1,068,865   0.18
Trucks and Parts........................     1,425,000   0.24
Utilities...............................    12,357,492   2.11
Waste Management........................       824,688   0.14
                                          ------------  -----
                                          $315,535,537  53.78%
                                          ------------  -----
                                          ------------  -----

                       See notes to financial statements.

34
                           ZWEIG GROWTH & INCOME FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
COMMON STOCKS: 85.90%
AEROSPACE AND DEFENSE: 1.57%
AAR Corp................................        2,900  $    69,237
Cordant Technologies Inc................       10,800      405,000
General Dynamics Corp...................        1,300       76,213
Northrop Grumman Corp...................        1,200       87,750
                                                       -----------
                                                           638,200
                                                       -----------
AGRICULTURAL PRODUCTS: 0.35%
Universal Corp..........................        4,100      144,012
                                                       -----------
AIR FREIGHT: 0.21%
CNF Transportation Inc..................        2,300       86,394
                                                       -----------
AIRLINES: 0.90%
Comair Holdings, Inc....................       10,800      364,500
                                                       -----------
ALUMINUM: 0.58%
Alcan Aluminium Ltd.....................        3,300       89,306
Reynolds Metals Co......................        2,800      147,525
                                                       -----------
                                                           236,831
                                                       -----------
AUTO PARTS AND EQUIPMENT: 2.12%
Arvin Industries, Inc...................        9,700      404,369
Borg-Warner Automotive, Inc.............        4,000      223,250
Intermet Corp...........................        7,700      100,581
Mark IV Industries, Inc.................       10,200      132,600
                                                       -----------
                                                           860,800
                                                       -----------
AUTOMOBILES: 1.49%
Ford Motor Co...........................        9,000      528,187
General Motors Corp.....................        1,100       78,719
                                                       -----------
                                                           606,906
                                                       -----------
BANKS - MONEY CENTER: 0.22%
UnionBanCal Corp........................        2,600       88,562
                                                       -----------
BANKS - REGIONAL: 0.29%
Old Kent Financial Corp.................        1,800       83,700
Pacific Century Financial Corp..........        1,500       36,562
                                                       -----------
                                                           120,262
                                                       -----------
BEVERAGES: 1.22%
Adolph Coors Co., Class B...............        4,800      270,900
Anheuser-Busch Companies, Inc...........          500       32,813
Canandaigua Brands, Class A.............        1,500       86,719
Robert Mondavi Corp.....................        2,600      106,275
                                                       -----------
                                                           496,707
                                                       -----------
BIOTECHNOLOGY: 0.26%
Amgen Inc...............................        1,000      104,563
                                                       -----------
BUILDING MATERIALS: 0.77%
Armstrong World Industries Inc..........        1,500       90,469
Masco Corp..............................        2,900       83,375
NCI Building Systems Inc................        4,900      137,813
                                                       -----------
                                                           311,657
                                                       -----------
CHEMICALS: 0.46%
B.F. Goodrich & Co......................        2,100       75,338
IMC Global, Inc.........................        4,300       91,912
Olin Corp...............................          700       19,819
                                                       -----------
                                                           187,069
                                                       -----------
CHEMICALS - SPECIALTY: 0.81%
A. Schulman Inc.........................        9,000      204,188
Ethyl Corp..............................        9,500       55,219
W.R. Grace & Co.........................        4,500       70,594
                                                       -----------
                                                           330,001
                                                       -----------
COMMUNICATION EQUIPMENT: 1.53%
Cable Design Technologies Corp..........          900       16,650
Comverse Technology Inc.................          500       35,500
ECI Telecom Ltd.........................        3,300      117,563
Lucent Technologies Inc.................          900       99,000
Nokia Corp., ADR........................          800       96,350

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
Tekelec.................................        9,300  $   154,031
Tellabs, Inc............................        1,500      102,844
                                                       -----------
                                                           621,938
                                                       -----------
COMPUTER HARDWARE: 1.60%
Apple Computer, Inc.....................        6,700      274,281
Dell Computer Corp......................        1,400      102,463
EMC Corp................................        1,100       93,500
Lexmark International Group, Inc., Class
  A.....................................          800       80,400
Network Appliance Inc...................        2,200       99,000
                                                       -----------
                                                           649,644
                                                       -----------
COMPUTER SERVICES: 1.04%
Affiliated Computer Services, Inc.,
  Class A...............................        2,000       90,000
Ciber, Inc..............................        4,100      114,544
Computer Horizons Corp..................        2,700       71,888
Computer Task Group, Inc................        3,200       86,800
Keane Inc...............................          400       15,975
Sykes Enterprises Inc...................        1,400       42,700
                                                       -----------
                                                           421,907
                                                       -----------
COMPUTER SOFTWARE: 3.71%
America Online Inc......................          900      144,000
American Management Systems.............        2,700      108,000
Avant Corp..............................        8,400      134,400
BMC Software Inc........................        1,600       71,300
Check Point Software Technology Corp....        2,700      123,694
Citrix Systems, Inc.....................        1,000       97,063
Computer Associates International,
  Inc...................................        1,800       76,725
Compuware Corp..........................        1,300      101,563
HBO & Co................................        3,400       97,537
Legato Systems Inc......................        1,700      112,094
Mercury Interactive Corp................        1,800      113,850
Microsoft Corp..........................          700       97,081
Oracle Corp.............................          900       38,812
Rational Software Corp..................        3,200       84,800
Symantec Corp...........................          800       17,400
VERITAS Software Co.....................        1,500       89,906
                                                       -----------
                                                         1,508,225
                                                       -----------
COMPUTERS - NETWORKING: 0.20%
Adaptec Inc.............................        4,700       82,544
                                                       -----------
CONSTRUCTION - CEMENT AND AGGREGATES:
  1.81%
Lafarge Corp............................       11,700      473,850
Southdown, Inc..........................        1,500       88,781
USG Corp................................        3,400      173,187
                                                       -----------
                                                           735,818
                                                       -----------
CONSUMER FINANCE: 1.36%
AmeriCredit Corp........................       12,600      174,038
Capital One Financial Corp..............          800       92,000
Countrywide Credit Industries, Inc......        2,300      115,431
Healthcare Financial Partners...........        1,800       71,775
Providian Financial Corp................        1,350      101,250
                                                       -----------
                                                           554,494
                                                       -----------
CONTAINERS - METAL AND GLASS: 0.79%
Ball Corp...............................        7,000      320,250
                                                       -----------
CONTAINERS AND PACKAGES - PAPER: 0.09%
Shorewood Packaging Corp................        1,700       34,850
                                                       -----------
DISTRIBUTORS - FOOD AND HEALTH: 1.19%
Bergen Brunswig Corp., Class A..........        2,700       94,163
McKesson Corp...........................        1,100       86,969
Owens & Minor Inc.......................        3,500       55,125
Supervalu Inc...........................        8,800      246,400
                                                       -----------
                                                           482,657
                                                       -----------
DRUGS: 0.20%
Eli Lilly and Co........................          900       79,988
                                                       -----------
ELECTRIC UTILITIES: 12.74%
Allegheny Energy Inc....................        7,200      248,400
Ameren Corp.............................        1,600       68,300
BEC Energy Holding Co...................        6,700      275,956

                                                                              35

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
ELECTRIC UTILITIES: (continued)
Central & South West Corp...............       11,100  $   304,556
Consolidated Edison Co. of New York,
  Inc...................................        1,100       58,163
DTE Energy Co...........................        4,600      197,225
Energy East Corp........................       10,600      598,900
Entergy Corp............................        6,700      208,537
Florida Progress Corp...................        5,500      246,469
GPU, Inc................................        9,200      406,525
Houston Industries Inc..................        1,748       56,155
IPALCO Enterprises, Inc.................        1,600       88,700
Montana Power Co........................        1,600       90,500
Northern States Power Co................        3,800      105,450
OGE Energy Corp.........................        6,100      176,900
PECO Energy Co..........................        9,300      387,112
PG&E Corp...............................        7,075      222,862
Pinnacle West Capital Corp..............        2,200       93,225
Potomac Electric Power Co...............        3,700       97,356
PP&L Resources, Inc.....................        5,800      161,675
Public Service Co. of New Mexico........       15,100      308,606
Public Service Enterprise Group Inc.....        8,400      336,000
Sierra Pacific Resources................        2,900      110,200
Unicom Corp.............................        3,200      123,400
UtiliCorp United Inc....................        5,600      205,450
                                                       -----------
                                                         5,176,622
                                                       -----------
ELECTRICAL EQUIPMENT: 1.06%
A.O. Smith Corp.........................        8,400      206,325
American Power Conversion Corp..........        1,900       92,031
AMP Inc.................................        1,800       93,712
Sanmina Corp............................          600       37,500
                                                       -----------
                                                           429,568
                                                       -----------
ELECTRONICS - COMPONENT DISTRIBUTOR:
  0.51%
CHS Electronics, Inc....................        5,600       94,850
Flextronics International...............        1,300      111,313
                                                       -----------
                                                           206,163
                                                       -----------
ELECTRONICS AND INSTRUMENTATION: 0.51%
GenRad, Inc.............................        2,100       33,075
Perkin-Elmer Corp.......................          900       87,806
Waters Corp.............................        1,000       87,250
                                                       -----------
                                                           208,131
                                                       -----------
ENGINEERING AND CONSTRUCTION: 0.60%
Fluor Corp..............................        2,000       85,125
Jacobs Engineering Group Inc............        1,500       61,125
McDermott International, Inc............        3,900       96,281
                                                       -----------
                                                           242,531
                                                       -----------
FINANCIAL - DIVERSIFIED: 5.11%
Apartment Investment & Management Co.,
  Class A...............................        2,400       89,250
Avis Rent A Car Inc.....................        3,600       87,075
Carramerica Realty Corp.................        4,200      100,800
Catellus Development Corp...............        1,100       15,744
Duke Realty Investments, Inc............        1,400       32,550
Equity Office Properties Trust..........        8,200      196,800
Federal National Mortgage Association...        1,200       88,800
Federal Home Loan Mortgage Corp.........        1,400       90,212
FelCor Lodging Trust Inc................        4,800      110,700
First Industrial Realty Trust Inc.......        1,800       48,262
General Growth Properties, Inc..........        1,600       60,600
Highwoods Properties, Inc...............        4,500      115,875
Irvine Apartment Communities, Inc.......        2,900       92,437
Liberty Property Trust..................        5,600      137,900
Macerich Co.............................        1,300       33,313
Prentiss Properties Trust...............        8,000      178,500
Prologis Trust..........................        1,700       35,275
Public Storage Inc......................        3,600       97,425
Reckson Associates Realty Corp..........        4,000       88,750
Starwood Hotel & Resorts Trust..........        2,400       54,450
Taubman Centers, Inc....................        2,300       31,625

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
TrizecHahn Corp.........................        5,800  $   118,900
XTRA Corp...............................        4,100      169,638
                                                       -----------
                                                         2,074,881
                                                       -----------
FOODS: 1.00%
Chiquita Brands International, Inc......        8,500       81,281
Flowers Industries, Inc.................        1,500       35,906
IBP, Inc................................        3,100       90,287
Michael Foods Inc.......................        5,900      177,000
Smithfield Foods, Inc...................          700       23,713
                                                       -----------
                                                           408,187
                                                       -----------
FOOTWEAR: 0.22%
Brown Group, Inc........................        5,000       87,813
                                                       -----------
GOLD AND PRECIOUS METAL MINING: 0.53%
Barrick Gold Corp.......................        3,600       70,200
Placer Dome Inc.........................        4,800       55,200
Stillwater Mining Co....................        2,200       90,200
                                                       -----------
                                                           215,600
                                                       -----------
HEALTH CARE - DIVERSIFIED: 0.59%
Allergan, Inc...........................        1,300       84,175
Mallinckrodt Group Inc..................        2,500       77,031
Medicis Pharmaceutical Corp.............        1,300       77,513
                                                       -----------
                                                           238,719
                                                       -----------
HEALTH CARE - MEDICAL PRODUCTS AND
  SUPPLIES: 0.35%
Medtronic, Inc..........................          500       37,125
VISX, Inc...............................        1,200      104,925
                                                       -----------
                                                           142,050
                                                       -----------
HEALTH CARE - SPECIAL SERVICES: 0.61%
Lincare Holdings Inc....................        2,500      101,406
Total Renal Care Holdings, Inc..........        4,900      144,856
                                                       -----------
                                                           246,262
                                                       -----------
HOMEBUILDING: 2.88%
Centex Corp.............................        7,200      324,450
Del Webb Corp...........................        6,000      165,375
Fleetwood Enterprises, Inc..............        3,700      128,575
Kaufman & Broad Home Corp...............       11,600      333,500
Pulte Corp..............................        3,500       97,344
Ryland Group, Inc.......................        4,200      121,275
                                                       -----------
                                                         1,170,519
                                                       -----------
HOSPITALS AND MANAGED CARE: 0.20%
Pacificare Health Systems, Inc..........        1,000       79,500
                                                       -----------
HOTELS AND GAMING: 0.90%
Extended Stay America Inc...............        5,100       53,550
Prime Hospitality Corp..................        6,000       63,375
Royal Caribbean Cruises Ltd.............        6,700      247,900
                                                       -----------
                                                           364,825
                                                       -----------
HOUSEHOLD FURNISHINGS: 2.67%
Furniture Brands International, Inc.....        9,400      256,150
Interface Inc...........................        7,100       65,897
Maytag Corp.............................        3,100      192,975
Mohawk Industries Inc...................        7,700      323,881
Shaw Industries, Inc....................        4,100       99,425
Springs Industries, Inc., Class A.......        3,500      145,031
                                                       -----------
                                                         1,083,359
                                                       -----------
HOUSEWARES AND HOUSEHOLD PRODUCTS: 0.78%
Blyth Industries, Inc...................        1,800       56,250
First Brands Corp.......................        2,100       82,819
Estee Lauder Companies Inc., Class A....        1,100       94,050
Procter & Gamble Co.....................          900       82,181
                                                       -----------
                                                           315,300
                                                       -----------
INSURANCE - LIFE AND HEALTH: 0.68%
AFLAC Inc...............................        2,100       92,400

36
                           ZWEIG GROWTH & INCOME FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
INSURANCE - LIFE AND HEALTH: (continued)
Conseco Inc.............................        3,200  $    97,800
UNUM Corp...............................        1,500       87,563
                                                       -----------
                                                           277,763
                                                       -----------
INSURANCE - MULTI-LINE: 0.60%
CIGNA Corp..............................        1,100       85,044
Loews Corp..............................        1,600      157,200
                                                       -----------
                                                           242,244
                                                       -----------
INSURANCE - PROPERTY AND CASUALTY: 2.28%
CMAC Investment Corp....................        2,300      105,656
Financial Security Assurance Holdings
  Ltd...................................        4,800      260,400
Fremont General Corp....................        1,000       24,750
Frontier Insurance Group Inc............        7,400       95,275
IPC Holdings Ltd........................          700       16,231
Old Republic International Corp.........        7,850      176,625
PartnerRe Ltd...........................          400       18,300
Progressive Corp........................          600      101,625
TIG Holdings Inc........................        2,300       35,794
Travelers Property Casualty Corp., Class
  A.....................................        2,900       89,900
                                                       -----------
                                                           924,556
                                                       -----------
IRON AND STEEL: 1.47%
AK Steel Holding Corp...................        5,500      129,250
Cleveland-Cliffs Inc....................        4,400      177,375
LTV Corp. ..............................        3,700       21,506
Quanex Corp.............................        5,400      121,838
USX-U.S. Steel Group....................        6,400      147,200
                                                       -----------
                                                           597,169
                                                       -----------
LEISURE TIME - PRODUCTS: 0.68%
Brunswick Corp..........................        2,500       61,875
Coachmen Industries, Inc................        4,400      115,500
Hasbro, Inc.............................        1,000       36,125
Polaris Industries Inc..................        1,600       62,700
                                                       -----------
                                                           276,200
                                                       -----------
MACHINERY: 3.62%
Applied Power Inc., Class A.............        3,200      120,800
Ingersoll-Rand Co.......................        2,550      119,691
Inland Steel Industries, Inc............        3,500       59,062
Manitowoc Company, Inc. ................        4,400      195,250
Milacron Inc............................        9,500      182,875
Tecumseh Products Co., Class A..........        4,800      223,800
Timken Co...............................        7,200      135,900
Tower Automotive Inc....................        7,600      189,525
Varlen Corp.............................       10,562      243,586
                                                       -----------
                                                         1,470,489
                                                       -----------
MANUFACTURING - DIVERSIFIED: 1.92%
Aeroquip-Vickers Inc....................        2,600       77,838
Carlisle Companies Inc..................        1,000       51,625
Crane Co................................        1,100       33,206
Premark International Inc...............        3,300      114,262
Trinity Industries, Inc.................        6,200      238,700
Tyco International Ltd..................        1,300       98,069
United Dominion Industries Ltd..........        3,900       79,462
United Technologies Corp................          800       87,000
                                                       -----------
                                                           780,162
                                                       -----------
MANUFACTURING - SPECIALIZED: 0.67%
Albany International Corp...............        1,800       34,087
Briggs & Stratton Corp..................        1,600       79,800
York International Inc..................        3,900      159,169
                                                       -----------
                                                           273,056
                                                       -----------
NATURAL GAS: 0.34%
Equitable Resources, Inc................        4,800      139,800
                                                       -----------
OFFICE EQUIPMENT AND SUPPLIES: 1.03%
Herman Miller, Inc......................       14,600      392,375
New England Business Service, Inc.......          700       27,387
                                                       -----------
                                                           419,762
                                                       -----------

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
OIL AND GAS - DRILLING AND EQUIPMENT:
  0.17%
Tidewater Inc...........................        3,000  $    69,562
                                                       -----------
OIL AND GAS - REFINING AND MARKETING:
  0.42%
Ashland Inc.............................        3,500      169,313
                                                       -----------
PAPER AND FOREST PRODUCTS: 0.86%
Boise Cascade Corp......................        2,200       68,200
Bowater Inc.............................        3,500      145,031
Chesapeake Corp.........................        3,400      125,375
P.H. Glatfelter Co......................        1,000       12,375
                                                       -----------
                                                           350,981
                                                       -----------
PUBLISHING: 0.19%
Knight-Ridder, Inc......................        1,500       76,687
                                                       -----------
RAILROADS: 1.04%
Burlington Northern Santa Fe Corp.......        3,100      104,625
Canadian National Railway Co............        1,900       98,563
GATX Corp...............................        5,800      219,675
                                                       -----------
                                                           422,863
                                                       -----------
RESTAURANTS: 0.89%
Bob Evans Farms, Inc....................        8,500      221,531
Brinker International Inc...............        3,200       92,400
CEC Entertainment Inc...................        1,700       47,175
                                                       -----------
                                                           361,106
                                                       -----------
RETAIL: 0.59%
Dollar Tree Stores, Inc.................          800       34,950
Ross Stores, Inc........................        2,900      114,188
Wal-Mart Stores Inc.....................        1,100       89,581
                                                       -----------
                                                           238,719
                                                       -----------
RETAIL - APPAREL: 1.73%
Ann Taylor Stores Corp..................        3,300      130,144
Gap, Inc................................        1,800      101,250
Talbots Inc.............................          500       15,687
TJX Companies, Inc......................       15,700      455,300
                                                       -----------
                                                           702,381
                                                       -----------
RETAIL - BUILDING SUPPLIES: 0.52%
Hughes Supply, Inc......................        3,650      106,762
Lowe's Companies, Inc...................        2,000      102,375
                                                       -----------
                                                           209,137
                                                       -----------
RETAIL - COMPUTERS AND ELECTRONICS:
  0.35%
Best Buy Co., Inc.......................        2,000      122,750
Hollywood Entertainment Corp............          700       19,075
                                                       -----------
                                                           141,825
                                                       -----------
RETAIL - DRUG STORES: 0.08%
Longs Drug Stores Inc...................          900       33,750
                                                       -----------
RETAIL - FOOD CHAINS: 0.19%
Great Atlantic & Pacific Tea Company,
  Inc...................................        2,600       77,025
                                                       -----------
RETAIL - HOME SHOPPING: 0.57%
CDW Computer Centers, Inc...............        1,000       95,938
Micro Warehouse Inc.....................        4,000      135,250
                                                       -----------
                                                           231,188
                                                       -----------
RETAIL - SPECIALTY: 0.09%
Zale Corp...............................        1,200       38,700
                                                       -----------
SAVINGS AND LOAN COMPANIES: 0.64%
BSB Bancorp, Inc........................        1,000       32,875
Greenpoint Financial Corp...............        1,000       35,125
Roslyn Bancorp..........................        8,900      191,350
                                                       -----------
                                                           259,350
                                                       -----------
SEMICONDUCTOR EQUIPMENT: 0.97%
Cirrus Logic, Inc.......................        6,800       66,725
Intel Corp..............................          700       82,994
Jabil Circuit Inc.......................        1,500      111,937
Level One Communications Inc............        3,700      131,350
                                                       -----------
                                                           393,006
                                                       -----------

                                                                              37

                                               NUMBER        VALUE
                                            OF SHARES     (NOTE 2)
- ------------------------------------------------------------------
SERVICE - ADVERTISING AND MARKETING:
  0.10%
HA-LO Industries, Inc...................        1,100  $    41,387
                                                       -----------
SERVICE - COMMERCIAL AND CONSUMER: 0.45%
Romac International, Inc................        4,300       95,675
Sylvan Learning Systems, Inc............        2,900       88,450
                                                       -----------
                                                           184,125
                                                       -----------
SHIPPING: 0.10%
Alexander & Baldwin, Inc................        1,700       39,525
                                                       -----------
SPECIALTY PRINTING: 1.33%
Banta Corp..............................        2,600       71,175
Bowne & Co., Inc........................       13,600      243,100
Consolidated Graphics, Inc..............        1,400       94,588
Deluxe Corp.............................        2,300       84,094
Harland Corp............................        2,900       45,856
                                                       -----------
                                                           538,813
                                                       -----------
TELECOM - LONG DISTANCE: 0.45%
AT&T Corp...............................        1,300       97,825
Sprint Corp.............................        1,000       84,125
                                                       -----------
                                                           181,950
                                                       -----------
TELEPHONE: 0.70%
Bellsouth Corp..........................        1,800       89,775
Century Telephone Enterprises, Inc......        1,400       94,500
Tele Danmark, ADR.......................        1,500      101,812
                                                       -----------
                                                           286,087
                                                       -----------
TEXTILES - APPAREL AND SPECIALTY: 1.36%
Kellwood Co.............................        7,200      180,000
Quiksilver, Inc.........................        1,100       33,000
Russell Corp............................        4,000       81,250
V.F. Corp...............................        1,700       79,688
Warnaco Group Inc., Class A.............        3,900       98,475
Wellman, Inc............................        7,700       78,444
                                                       -----------
                                                           550,857
                                                       -----------
TOBACCO: 0.51%
RJR Nabisco Holdings Corp...............        7,000      207,813
                                                       -----------
TRUCKERS: 1.09%
J.B. Hunt Transport Services, Inc.......        4,200       96,600
Ryder System, Inc.......................        6,500      169,000
Swift Transportation Co., Inc...........          800       22,425
USFreightways Corp......................        5,300      154,362
                                                       -----------
                                                           442,387
                                                       -----------
TRUCKS AND PARTS: 1.19%
Cummins Engine Company, Inc.............        1,400       49,700
Navistar International Corp.............        7,100      202,350
PACCAR Inc..............................        5,600      230,300
                                                       -----------
                                                           482,350
                                                       -----------
TOTAL COMMON STOCKS
  (Cost $32,351,702).................................   34,890,897
                                                       -----------


                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 2)
- ------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 5.41%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 4.92%
  5.11%, 1/15/99........................  $ 2,000,000  $ 1,995,813
                                                       -----------
UNITED STATES TREASURY BILLS: 0.49%
  4.00%, 1/14/99........................      100,000       99,851
  3.80%, 1/21/99........................      100,000       99,758
                                                       -----------
                                                           199,609
                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $2,195,670)..................................    2,195,422
                                                       -----------

REPURCHASE AGREEMENT: 8.87%
With Morgan Stanley & Co., Inc.,
  (dated 12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $3,606,002);
  collateralized by: $3,679,972
  Federal National Mortgage Association,
  Bonds, 7.4610%, due 7/1/2018
  (Market value $3,724,100).............    3,604,000    3,604,000
                                                       -----------
TOTAL REPURCHASE AGREEMENT
  (Cost $3,604,000)..................................    3,604,000
                                                       -----------
TOTAL INVESTMENTS
  (Cost $38,151,372)....................   100.18%      40,690,319
Other Assets............................     0.59          240,109
                                          -------   --------------
  Total Assets..........................   100.77%      40,930,428
  Total Liabilities (Note 6)............    (0.77)        (314,388)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $   40,616,040
                                          -------   --------------
                                          -------   --------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share ($8,172,367/609,993
  shares)...............................  $        13.40
                                                  ------
                                                  ------
Maximum public offering price per share
  -
  NAV/(1 - maximum sales charge)
  ($13.40/.945).........................  $        14.18
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($16,416,105/1,226,031
  shares)...............................  $        13.39
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($14,364,138/1,073,977
  shares)...............................  $        13.37
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,663,430/123,810
  shares)...............................  $        13.44
                                                  ------
                                                  ------

- ------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $38,159,274 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $ 3,867,664
Gross unrealized depreciation.....................   (1,336,619)
                                                    -----------
Net unrealized appreciation.......................  $ 2,531,045
                                                    -----------
                                                    -----------

                       See notes to financial statements.

38
                           ZWEIG FOREIGN EQUITY FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
COMMON STOCKS: 77.40%

                        AUSTRALIA: 5.49%
BANKS: 1.33%
National Australia Bank Ltd.............       4,543  $   68,548
Westpac Banking Corp....................       6,619      44,334
                                                      ----------
                                                         112,882
                                                      ----------
CONGLOMERATES: 0.90%
Broken Hill Proprietary Ltd.............      10,338      76,212
                                                      ----------
INSURANCE: 0.41%
AMP Ltd.................................       2,728      34,595
                                                      ----------
METALS AND MINING: 0.56%
Rio Tinto Ltd...........................       4,023      47,760
                                                      ----------
NEWSPAPERS: 0.53%
News Corp., Ltd.........................       6,783      44,850
                                                      ----------
REAL ESTATE: 0.44%
Lend Lease Corp., Ltd...................       2,789      37,635
                                                      ----------
RETAIL TRADE: 0.21%
Coles Myer Ltd..........................       3,451      18,098
                                                      ----------
TELECOMMUNICATIONS: 0.86%
Telestra Corp., Ltd.....................      15,495      72,516
                                                      ----------
TRANSPORTATION: 0.25%
Brambles Industries Ltd.................         869      21,187
                                                      ----------
TOTAL AUSTRALIA.....................................     465,735
                                                      ----------
                         AUSTRIA: 1.68%
BANKS: 0.84%
Bank Austria AG.........................       1,400      71,228
                                                      ----------
CONGLOMERATES: 0.38%
Mayr-Melnhof AG.........................         685      32,033
                                                      ----------
HOMEBUILDERS: 0.44%
Universale-Bau AG.......................       1,095      37,284
                                                      ----------
MACHINERY AND EQUIPMENT: 0.02%
Nevia Beteiligungs AG...................         310       2,116
                                                      ----------
TOTAL AUSTRIA.......................................     142,661
                                                      ----------
                         BELGIUM: 3.02%
BANKS: 0.24%
Bancassurance Holdings SA...............         248      19,636
KBC Bankverzekerin......................           8         682
                                                      ----------
                                                          20,318
                                                      ----------
CHEMICALS: 0.46%
Solvay SA, Class A......................         517      38,978
                                                      ----------
ENERGY: 0.17%
Petrofina SA............................          31      14,212
                                                      ----------
INSURANCE: 0.48%
Fortis AG...............................         113      40,952
                                                      ----------
METALS AND MINING: 0.19%
Union Miniere SA........................         431      16,410
                                                      ----------
RETAIL TRADE: 0.58%
Delhaize le Lion SA.....................         560      49,555
                                                      ----------
UTILITIES: 0.90%
Electrabel SA...........................         173      76,041
                                                      ----------
TOTAL BELGIUM.......................................     256,466
                                                      ----------

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------

                         CANADA: 3.11%
AEROSPACE: 0.42%
Bombardier Inc., Class B................       2,500  $   35,807
                                                      ----------
BANKS: 1.00%
Canadian Imperial Bank of Commerce......         600      14,844
Royal Bank of Canada....................       1,200      59,805
Toronto-Dominion Bank...................         300      10,508
                                                      ----------
                                                          85,157
                                                      ----------
BROADCASTING: 0.14%
Thomson Corp............................         500      11,686
                                                      ----------
CONGLOMERATES: 0.33%
Imasco Ltd..............................       1,300      27,676
                                                      ----------
ENERGY: 0.16%
Talisman Energy Inc.....................         800      14,036
                                                      ----------
METALS AND MINING: 0.54%
Alcan Aluminum Ltd......................         500      13,509
Barrick Gold Corp.......................       1,000      19,401
Dofasco Inc.............................       1,000      12,761
                                                      ----------
                                                          45,671
                                                      ----------
TELECOMMUNICATIONS: 0.52%
BCE Inc.................................         500      18,831
Northern Telecom Ltd....................         500      24,935
                                                      ----------
                                                          43,766
                                                      ----------
TOTAL CANADA........................................     263,799
                                                      ----------

                         DENMARK: 1.24%
BANKS: 0.32%
Den Danske Bank.........................         200      26,868
                                                      ----------
FOOD AND BEVERAGES: 0.51%
Aarhus Oliefabrik, Class A..............         500      14,534
Carlsberg, Class A......................         500      29,067
                                                      ----------
                                                          43,601
                                                      ----------
TRANSPORTATION: 0.41%
D/S 1912, Class B.......................           5      34,960
                                                      ----------
TOTAL DENMARK.......................................     105,429
                                                      ----------

                         FINLAND: 2.22%
BANKS: 0.26%
Merita Ltd., Class A....................       3,550      22,576
                                                      ----------
ELECTRONICS: 1.56%
Nokia AB, Class A.......................       1,080     132,243
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.26%
UPM-Kymmen OY...........................         775      21,734
                                                      ----------
METALS AND MINING: 0.14%
Outokumpu OY, Class A...................       1,300      12,016
                                                      ----------
TOTAL FINLAND.......................................     188,569
                                                      ----------

                         FRANCE: 7.60%
BANKS: 0.50%
Cie Fin Paribas.........................         297      25,823
Societe Generale Paris..................         100      16,201
                                                      ----------
                                                          42,024
                                                      ----------
BUSINESS SERVICES: 0.66%
Vivendi.................................         217      56,326
                                                      ----------
CONSUMER PRODUCTS AND SERVICES: 1.30%
L'Oreal Co..............................         153     110,651
                                                      ----------

                                                                              39

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
ELECTRONICS: 0.40%
Alcatel Alsthom NouVelles...............         125  $   15,306
Schneider SA............................         301      18,266
                                                      ----------
                                                          33,572
                                                      ----------
FOOD AND BEVERAGES: 0.33%
LVMH Moet Hennessy......................         141      27,916
                                                      ----------
INSURANCE: 1.25%
AXA UAP.................................         734     106,430
                                                      ----------
OIL AND GAS: 0.51%
Societe Nationale Elf Aquitaine.........         378      43,713
                                                      ----------
REAL ESTATE: 0.18%
Simco...................................         166      15,066
                                                      ----------
RETAIL TRADE: 0.45%
Carrefour Supermarche...................          50      37,763
                                                      ----------
TELECOMMUNICATIONS: 1.62%
France Telecom SA.......................       1,732     137,662
                                                      ----------
UTILITIES: 0.40%
Total SA, Class B.......................         332      33,639
                                                      ----------
TOTAL FRANCE........................................     644,762
                                                      ----------

                         GERMANY: 7.29%
AUTOMOBILES: 1.40%
DaimlerChrysler AG......................       1,195     118,740
                                                      ----------
BANKS: 0.59%
Deutsche Bank AG........................         850      50,155
                                                      ----------
CHEMICALS: 0.63%
BASF AG.................................         750      28,616
Bayer AG................................         600      25,198
                                                      ----------
                                                          53,814
                                                      ----------
ELECTRONICS: 0.62%
Siemens AG..............................         800      52,594
                                                      ----------
INSURANCE: 1.88%
Aachener & Muenchener Bet Namen AG......         100      14,529
Allianz AG Holding......................         390     145,173
                                                      ----------
                                                         159,702
                                                      ----------
OIL AND GAS: 0.35%
Veba AG.................................         500      29,629
                                                      ----------
PHARMACEUTICALS: 0.45%
Schering AG.............................         300      37,734
                                                      ----------
RETAIL TRADE: 0.09%
Metro Stamm AG..........................         100       7,865
                                                      ----------
TELECOMMUNICATIONS: 1.28%
Deutsche Telekom AG.....................       3,300     108,474
                                                      ----------
TOTAL GERMANY.......................................     618,707
                                                      ----------

                        HONG KONG: 1.88%
BANKS: 0.63%
Hang Seng Bank..........................       1,500      13,408
HSBC Holdings Plc.......................       1,600      39,859
                                                      ----------
                                                          53,267
                                                      ----------
CONGLOMERATES: 0.33%
Hutchison Whampoa Ltd...................       4,000      28,268
                                                      ----------
REAL ESTATE: 0.43%
Cheung Kong Holdings....................       3,000      21,588

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
Sun Hung Kai Properties.................       2,000  $   14,586
Wharf Holdings Warrants.................         300          25
                                                      ----------
                                                          36,199
                                                      ----------
TELECOMMUNICATIONS: 0.49%
China Telecom (Hong Kong)...............      10,000      17,296
Hong Kong Telecommunications............      14,000      24,486
                                                      ----------
                                                          41,782
                                                      ----------
TOTAL HONG KONG.....................................     159,516
                                                      ----------

                          ITALY: 6.90%
AUTOMOBILES: 0.37%
Fiat SPA................................       9,000      31,329
                                                      ----------
BANKS: 0.84%
Istituto Banc San Paolo SPA.............       1,500      26,563
Un Credito Italiano SPA.................       7,500      44,551
                                                      ----------
                                                          71,114
                                                      ----------
ENERGY: 1.23%
Eni SPA.................................      16,000     104,794
                                                      ----------
INSURANCE: 2.04%
Assicurazioni Generali SPA..............       3,250     135,996
Istituto Naz Assicuraz SPA..............       3,000       7,941
Ras Riun Adriat Di Sicurta SPA..........       2,000      29,049
                                                      ----------
                                                         172,986
                                                      ----------
REAL ESTATE: 0.02%
Unione Immobiliare SPA..................       3,000       1,568
                                                      ----------
TELECOMMUNICATIONS: 1.98%
Telecom Italia Mobile SPA...............      17,000     125,778
Telecom Italia SPA......................       5,000      42,755
                                                      ----------
                                                         168,533
                                                      ----------
UTILITIES: 0.42%
Edison SPA..............................       3,000      35,414
                                                      ----------
TOTAL ITALY.........................................     585,738
                                                      ----------

                          JAPAN: 4.99%
AUTOMOBILES: 0.46%
Suzuki Motor Co., Ltd...................       1,000      11,879
Toyota Motor Corp.......................       1,000      27,216
                                                      ----------
                                                          39,095
                                                      ----------
BANKS: 0.46%
Sanwa Bank Ltd..........................       1,000       7,722
Sumitomo Bank...........................       1,000      10,284
The Bank of Tokyo-Mitsubishi............       2,000      20,745
                                                      ----------
                                                          38,751
                                                      ----------
CHEMICALS: 0.03%
Dainippon Ink & Chemicals Ltd...........       1,000       2,739
                                                      ----------
ELECTRONICS: 0.59%
Hitachi Ltd.............................       1,000       6,206
Matsushita Electric Industrial Corp.,
  Ltd...................................       1,000      17,722
Nintendo Corp., Ltd.....................         100       9,707
Sharp Corp..............................       1,000       9,034
Sony Corp...............................         100       7,296
                                                      ----------
                                                          49,965
                                                      ----------
FINANCE: 0.63%
Acom Co.................................         100       6,436
Hitachi Credit Corp.....................         900      20,027

40
                           ZWEIG FOREIGN EQUITY FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
FINANCE: (continued)
Promise Co., Ltd........................         100  $    5,213
Takefuji Corp...........................         300      21,941
                                                      ----------
                                                          53,617
                                                      ----------
FOOD AND BEVERAGES: 0.48%
Nippon Soda Co., Ltd....................       3,000      15,479
Nisshin Flour Milling Corp..............       3,000      25,080
                                                      ----------
                                                          40,559
                                                      ----------
HOMEBUILDERS: 0.18%
Toa Corp................................       8,000      14,752
                                                      ----------
HOSPITALS AND HEALTHCARE: 0.26%
Sankyo Co., Ltd.........................       1,000      21,897
                                                      ----------
INDUSTRIAL PRODUCTS, SERVICES AND
  MACHINERY: 0.46%
Fujikura Ltd............................       3,000      16,117
Minebea Co., Ltd........................       2,000      22,943
                                                      ----------
                                                          39,060
                                                      ----------
INSURANCE: 0.15%
Sumitomo Marine & Fire Co...............       2,000      12,695
                                                      ----------
PHOTOGRAPHIC PRODUCTS: 0.60%
Fuji Photo Film Ltd.....................       1,000      37,234
Fujitsu Ltd.............................       1,000      13,342
                                                      ----------
                                                          50,576
                                                      ----------
TELECOMMUNICATIONS: 0.35%
DDI Corp................................           6      22,340
Nippon Telegraph & Telephone Corp.......           1       7,731
                                                      ----------
                                                          30,071
                                                      ----------
UTILITIES: 0.23%
Tokyo Electric Power Co.................         800      19,787
                                                      ----------
WHOLESALE DISTRIBUTORS: 0.11%
Nissho Iwai Corp........................      11,000       9,362
                                                      ----------
TOTAL JAPAN.........................................     422,926
                                                      ----------

                        MALAYSIA: 0.37%
BANKS: 0.13%
Malayan Banking Bhd.....................       8,000      11,344
                                                      ----------
CONGLOMERATES: 0.10%
Sime Darby BEhad........................      10,000       8,030
                                                      ----------
TELECOMMUNICATIONS: 0.04%
Telekom Malaysia BEhad..................       2,000       3,683
                                                      ----------
TRANSPORTATION: 0.10%
Malaysia International Shipping Bhd.....       9,000       8,287
                                                      ----------
TOTAL MALAYSIA......................................      31,344
                                                      ----------
                         MEXICO: 1.45%
BROADCASTING: 0.30%
Grupo Televisa SA.......................       2,000      24,954
                                                      ----------
FOOD AND BEVERAGES: 0.39%
Grupo Modelo SA.........................      16,000      33,003
                                                      ----------
RETAIL TRADE: 0.19%
Cifra SA, Class V.......................      13,397      16,255
                                                      ----------
TELECOMMUNICATIONS: 0.57%
Telefonos De Mexico SA, Class L.........      20,000      48,433
                                                      ----------
TOTAL MEXICO........................................     122,645
                                                      ----------

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------

                       NETHERLANDS: 5.14%
AIRLINES: 0.07%
KLM Royal Dutch Airlines NV.............         200  $    6,053
                                                      ----------
BANKS: 0.44%
ABN Amro Holding NV.....................       1,789      37,654
                                                      ----------
BROADCASTING: 0.57%
Wolters Kluwer-Cva NV...................         225      48,172
                                                      ----------
ELECTRONICS: 0.40%
Philips Electronics NV..................         500      33,570
                                                      ----------
ENERGY: 1.22%
Royal Dutch Petroleum NV................       2,084     103,828
                                                      ----------
FINANCE: 0.76%
ING Groep NV............................       1,052      64,184
                                                      ----------
FOOD AND BEVERAGES: 1.29%
Heineken NV.............................         468      28,179
Unilever NV.............................         952      81,418
                                                      ----------
                                                         109,597
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.24%
Koninklijke KNP BT NV...................         400      20,035
                                                      ----------
TRANSPORTATION: 0.15%
TNT Post Group NV.......................         400      12,895
                                                      ----------
TOTAL NETHERLANDS...................................     435,988
                                                      ----------

                       NEW ZEALAND: 3.17%
BUILDING MATERIALS AND PRODUCTS: 0.11%
Fletcher Challenge Building.............       6,300       9,751
                                                      ----------
FINANCE: 0.08%
Brierley Investments Ltd................      31,500       7,155
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.60%
Carter Holt Harvey......................      47,750      42,882
Fletcher Challenge Paper................      11,500       7,715
                                                      ----------
                                                          50,597
                                                      ----------
INSURANCE: 0.23%
AMP Ltd.................................       1,550      19,259
                                                      ----------
NATURAL GAS: 0.09%
Natural Gas Corp. Holdings..............       7,200       7,873
                                                      ----------
NEWSPAPERS: 0.10%
Independent News Ltd....................       2,100       8,331
                                                      ----------
TELECOMMUNICATIONS: 1.59%
Telecom Corp. of New Zealand............      30,900     134,667
                                                      ----------
TOBACCO: 0.34%
Lion Nathan Ltd.........................      11,450      29,215
                                                      ----------
UTILITIES: 0.03%
Fletcher Challenge Energy...............       1,200       2,282
                                                      ----------
TOTAL NEW ZEALAND...................................     269,130
                                                      ----------

                        SINGAPORE: 1.48%
AIRLINES: 0.34%
Singapore International Airlines........       4,000      29,333
                                                      ----------
BANKS: 0.32%
Overseas Chinese Banking Corp...........       4,000      27,152
                                                      ----------
BROADCASTING: 0.14%
Singapore Press Holdings................       1,148      12,176
                                                      ----------
ELECTRONICS: 0.17%
Creative Technology Ltd.................       1,000      14,121
                                                      ----------

                                                                              41

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
ENGINEERING: 0.06%
Sembcorp Industries Ltd.................       4,426  $    5,043
                                                      ----------
REAL ESTATE: 0.21%
City Developments.......................       2,000       8,667
DBS Land................................       6,000       8,836
                                                      ----------
                                                          17,503
                                                      ----------
TELECOMMUNICATIONS: 0.13%
Singapore Telecommunications Ltd........       7,000      10,691
                                                      ----------
TOURISM: 0.11%
Shangri-La Hotel Ltd....................       6,000       9,745
                                                      ----------
TOTAL SINGAPORE.....................................     125,764
                                                      ----------
                          SPAIN: 5.89%
BANKS: 2.22%
Argentaria SA...........................       1,600      41,497
Banco Bilbao Vizcaya SA.................       6,775     106,386
Banco De Santander SA...................       2,050      40,799
                                                      ----------
                                                         188,682
                                                      ----------
BUSINESS SERVICES: 0.10%
Autopistas Cesa Co., SA.................         500       8,328
                                                      ----------
ENERGY: 0.57%
Repsol Petroleo SA......................         900      48,082
                                                      ----------
TELECOMMUNICATIONS: 1.69%
Telefonica De Espana SA.................       3,150     140,276
Telefonica De Espana SA, Rights.........       3,150       2,801
                                                      ----------
                                                         143,077
                                                      ----------
TOBACCO: 0.15%
Tabacalera SA, Class A..................         500      12,633
                                                      ----------
UTILITIES: 1.16%
Endesa SA...............................       2,525      67,003
Iberdrola I SA..........................       1,700      31,853
                                                      ----------
                                                          98,856
                                                      ----------
TOTAL SPAIN.........................................     499,658
                                                      ----------
                         SWEDEN: 4.45%
BANKS: 0.25%
Sparbanken Sverige AB, Class A..........         500      12,954
Svenska Handelsbanken AB, Class A.......         200       8,438
                                                      ----------
                                                          21,392
                                                      ----------
BUSINESS SERVICES: 0.02%
Esselte AB, Class A.....................         100       1,604
                                                      ----------
CHEMICALS: 0.05%
AGA AB, Class A.........................         300       3,978
                                                      ----------
CONSUMER PRODUCTS AND SERVICES: 0.38%
Hennes & Mauritz AB, Class B............         400      32,668
                                                      ----------
ELECTRONICS: 2.22%
Ericsson LM AB, Class B.................       7,900     188,100
                                                      ----------
FOREST AND PAPER PRODUCTS: 0.13%
Svenska Cellulosa AB, Class B...........         500      10,918
                                                      ----------
HOSPITALS AND HEALTHCARE: 1.23%
Astra AB, Class A.......................       5,100     104,129
                                                      ----------

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
MACHINERY AND EQUIPMENT: 0.17%
Atlas Copco AB, Class A.................         200  $    4,392
Sandvik AB, Class A.....................         600      10,437
                                                      ----------
                                                          14,829
                                                      ----------
TOTAL SWEDEN........................................     377,618
                                                      ----------

                       SWITZERLAND: 3.47%
BANKS: 0.36%
Credit Suisse Group.....................         100      15,653
UBS Namen AG............................          50      15,362
                                                      ----------
                                                          31,015
                                                      ----------
BUSINESS SERVICES: 0.11%
Adecco SA...............................          20       9,130
                                                      ----------
FOOD AND BEVERAGES: 0.77%
Nestle SA...............................          30      65,308
                                                      ----------
HOSPITALS AND HEALTHCARE: 1.64%
Novartis Inhaber AG.....................          10      19,658
Novartis Namen AG.......................          30      58,973
Roche Holding AG........................           5      61,012
                                                      ----------
                                                         139,643
                                                      ----------
INSURANCE: 0.31%
Schweizerische Ruexkversicherun.........          10      26,072
                                                      ----------
MACHINERY AND EQUIPMENT: 0.28%
ABB AG Baden............................          20      23,444
                                                      ----------
TOTAL SWITZERLAND...................................     294,612
                                                      ----------

                     UNITED KINGDOM: 6.56%
BANKS: 1.45%
Barclays Plc............................       1,186      25,516
HSBC Holdings...........................         700      17,692
Lloyds TSB Group Plc....................       5,621      79,779
                                                      ----------
                                                         122,987
                                                      ----------
BUILDING MATERIALS AND PRODUCTS: 0.18%
Tarmac Plc..............................       2,400       3,973
Wolseley Plc............................       1,800      11,366
                                                      ----------
                                                          15,339
                                                      ----------
BUSINESS SERVICES: 0.06%
Railtrack Group Plc.....................         200       5,228
                                                      ----------
CONSUMER PRODUCTS AND SERVICES: 1.77%
Glaxo Wellcome Plc......................       2,715      93,105
Smithkline Beecham, Plc., Class A.......       4,069      57,108
                                                      ----------
                                                         150,213
                                                      ----------
ENGINEERING: 0.03%
Taylor Woodrow Plc......................       1,100       2,755
                                                      ----------
FOOD AND BEVERAGES: 0.33%
Unilever Plc............................       2,500      28,099
                                                      ----------
OIL AND GAS: 1.02%
BP Amoco Plc............................       5,802      86,595
                                                      ----------
REAL ESTATE: 0.20%
Land Securities Plc.....................       1,400      16,772
                                                      ----------
RETAIL TRADE: 0.32%
Marks & Spencer Plc.....................       3,900      26,638
                                                      ----------
TELECOMMUNICATIONS: 1.14%
British Telecommunications Corp.........       6,427      96,726
                                                      ----------

42
                           ZWEIG FOREIGN EQUITY FUND
          STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998 (CONTINUED)

                                           NUMBER OF       VALUE
                                              SHARES    (NOTE 2)
- ----------------------------------------------------------------
UTILITIES: 0.06%
Scottish Power Plc......................         500  $    5,121
                                                      ----------
TOTAL UNITED KINGDOM................................     556,473
                                                      ----------
TOTAL COMMON STOCKS
  (Cost $5,903,429).................................   6,567,540
                                                      ----------


                                           PRINCIPAL
                                              AMOUNT
                                          ----------
UNITED STATES SHORT-TERM OBLIGATIONS:
  8.23%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 5.88%
  5.08%, 1/22/99........................  $  500,000     498,448
                                                      ----------
UNITED STATES TREASURY BILLS: 2.35%
  4.24%, 1/21/99........................     200,000     199,518
                                                      ----------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS:
  (Cost $698,047)...................................     697,966
                                                      ----------

UNITED STATES REPURCHASE AGREEMENT:
  12.95%
With Morgan Stanley & Co., Inc. (dated
  12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $1,099,611);
  collateralized by: $1,085,150 Federal
  National Mortgage Association Bonds,
  7.50%, due 6/1/2024
  (Market value $1,121,436).............   1,099,000   1,099,000
                                                      ----------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,099,000).................................   1,099,000
                                                      ----------
TOTAL INVESTMENTS
  (Cost $7,700,476).....................    98.57%       8,364,506
Other Assets............................     2.51          212,699
                                          -------   --------------
  Total Assets..........................   101.08%       8,577,205
  Total Liabilities (Note 6)............    (1.08)         (91,569)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $    8,485,636
                                          -------   --------------
                                          -------   --------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share ($2,121,357/171,255
  shares)...............................  $        12.39
                                                  ------
                                                  ------
Maximum public offering price per share
  - NAV/(1- Maximum sales charge)
  ($12.39/.945).........................  $        13.11
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($1,873,339/151,717 shares).....  $        12.35
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($3,384,277/274,533 shares).....  $        12.33
                                                  ------
                                                  ------
Redemption price per share..............              **
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($1,106,663/89,604
  shares)...............................  $        12.35
                                                  ------
                                                  ------

                                                        %NET
INDUSTRY BREAKDOWN - FOREIGN STOCKS            VALUE  ASSETS
- ------------------------------------------------------------
Aerospace...............................  $   35,807   0.42%
Airlines................................      35,386   0.42
Automobiles.............................     189,164   2.23
Banks...................................   1,034,566  12.19
Broadcasting............................      96,988   1.14
Building Materials and Products.........      25,090   0.30
Business Services.......................      80,616   0.95
Chemicals...............................      99,509   1.17
Conglomerates...........................     172,219   2.03
Consumer Products and Services..........     293,532   3.46
Electronics.............................     504,165   5.94
Energy..................................     284,952   3.36
Engineering.............................       7,798   0.09
Finance.................................     124,956   1.47
Food and Beverages......................     348,083   4.10
Forest and Paper Products...............     103,284   1.22
Homebuilders............................      52,036   0.61
Hospitals and Healthcare................     265,669   3.13
Industrial Products, Services and
  Machinery.............................      39,060   0.46
Insurance...............................     572,691   6.75
Machinery and Equipment.................      40,389   0.48
Metals and Mining.......................     121,857   1.44
Natural Gas.............................       7,873   0.09
Newspapers..............................      53,181   0.63
Oil and Gas.............................     159,937   1.89
Pharmaceuticals.........................      37,734   0.44
Photographic Products...................      50,576   0.60
Real Estate.............................     124,743   1.47
Retail Trade............................     156,174   1.84
Telecommunications......................   1,040,081  12.26
Tobacco.................................      41,848   0.49
Tourism.................................       9,745   0.11
Transportation..........................      77,329   0.91
Utilities...............................     271,140   3.20
Wholesale Distributors..................       9,362   0.11
                                          ----------  ------
                                          $6,567,540  77.40%
                                          ----------  ------
                                          ----------  ------

- ------------------------------------------------------------------

*    Non-income producing security.
**   Varies by length of time shares are held (Note 3b).

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $7,700,476 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $1,090,730
Gross unrealized depreciation.....................    (363,649)
                                                    ----------
Net unrealized appreciation.......................  $  727,081
                                                    ----------
                                                    ----------

                       See notes to financial statements.

                                                                              43
                             ZWEIG GOVERNMENT FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 2)
- ------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS: 85.73%
FEDERAL HOME LOAN MORTGAGE CORP.,
  MODIFIED MTGE. PASS-THROUGH
  SECURITIES: 0.43%
  10.50%, 1/1/2001......................  $     5,462  $     5,629
  10.50%, 6/1/2011......................       73,559       80,318
  12.00%, 11/1/2015.....................      102,892      116,075
                                                       -----------
                                                           202,022
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSN.: 2.15%
  Deb., 8.25%, 12/18/2000...............      950,000    1,006,955
                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSN.,
  MODIFIED MTGE. PASS-THROUGH
  SECURITIES: 0.17%
  12.50%, 11/20/2013....................        8,205        9,333
  12.00%, 9/15/2015.....................       51,322       58,427
  8.00%, 8/15/2022......................        9,966       10,365
                                                       -----------
                                                            78,125
                                                       -----------
PRIVATE EXPORT FUNDING CORP.: 2.20%
  7.90%, 3/31/2000......................    1,000,000    1,034,879
                                                       -----------
UNITED STATES TREASURY BONDS: 34.42%
  10.75%, 2/15/2003.....................    1,000,000    1,221,875
  10.75%, 5/15/2003.....................    2,000,000    2,468,750
  12.00%, 8/15/2013.....................    1,025,000    1,567,290
  7.25%, 8/15/2022......................    1,900,000    2,369,062
  7.50%, 11/15/2024.....................      700,000      907,813
  6.50%, 11/15/2026.....................    1,400,000    1,629,688
  6.375%, 8/15/2027.....................    5,200,000    5,981,628
                                                       -----------
                                                        16,146,106
                                                       -----------
UNITED STATES TREASURY NOTES: 46.36%
  6.25%, 8/31/2000......................    3,300,000    3,384,562
  7.25%, 5/15/2004......................    1,036,000    1,161,292
  6.875%, 5/15/2006.....................    7,900,000    8,931,937
  6.50%, 10/15/2006.....................    3,600,000    3,997,127
  6.625%, 5/15/2007.....................    3,800,000    4,275,000
                                                       -----------
                                                        21,749,918
                                                       -----------
TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $38,572,040).................................   40,218,005
                                                       -----------

UNITED STATES SHORT TERM OBLIGATIONS:
  8.51%
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 8.51%
  5.11%, 1/15/1999......................    4,000,000    3,991,625
                                                       -----------
TOTAL UNITED STATES SHORT-TERM OBLIGATIONS
  (Cost $3,992,051)..................................    3,991,625
                                                       -----------

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 2)
- ------------------------------------------------------------------

REPURCHASE AGREEMENT: 4.87%
With Morgan Stanley & Co., Inc., (dated
  12/31/98), 5.00%, due 1/4/99
  (Repurchase proceeds $2,288,271);
  collateralized by: $2,284,547 Federal
  National Mortgage Association Bonds,
  7.085%, due 9/1/2036
  (Market value $2,351,016).............  $ 2,287,000  $ 2,287,000
                                                       -----------
TOTAL REPURCHASE AGREEMENT
  (Cost $2,287,000)..................................    2,287,000
                                                       -----------
TOTAL INVESTMENTS
  (Cost $44,851,091 )...................    99.11%      46,496,630
Other Assets............................     1.38          644,597
                                          -------   --------------
  Total Assets..........................   100.49%      47,141,227
  Total Liabilities (Note 6)............    (0.49)        (228,652)
                                          -------   --------------
NET ASSETS (Note 7).....................   100.00%  $   46,912,575
                                          -------   --------------
                                          -------   --------------

WEIGHTED AVERAGE DURATION...............      6.05 years
                                          --------------
                                          --------------
CLASS A SHARES
Net asset value ("NAV") and redemption
  price per share ($29,766,899/2,851,243
  shares)...............................  $        10.44
                                                  ------
                                                  ------
Maximum public offering price per share
  -
  NAV / (1 - maximum sales charge )
  ($10.44/.9525)........................  $        10.96
                                                  ------
                                                  ------
CLASS B SHARES
Net asset value and offering price per
  share ($2,198,753/209,026 shares).....  $        10.52
                                                  ------
                                                  ------
Redemption price per share..............               *
                                                  ------
                                                  ------
CLASS C SHARES
Net asset value and offering price per
  share ($11,858,480/1,138,233
  shares)...............................  $        10.42
                                                  ------
                                                  ------
Redemption price per share..............               *
                                                  ------
                                                  ------
CLASS I SHARES
Net asset value, offering and redemption
  price per share ($3,088,443/294,824
  shares)...............................  $        10.48
                                                  ------
                                                  ------

- ------------------------------------------------------------------

*    Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at December 31, 1998 was $44,851,091 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation.....................  $1,920,056
Gross unrealized depreciation.....................    (274,517)
                                                    ----------
Net unrealized appreciation.......................  $1,645,539
                                                    ----------
                                                    ----------

                       See notes to financial statements.

44
                           ZWEIG GOVERNMENT CASH FUND
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 2)
- ------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY
  OBLIGATIONS: 97.47%
FEDERAL HOME LOAN BANK, DISCOUNT NOTES:
  5.26%
  4.98%, 1/25/99........................  $ 5,000,000  $ 4,983,400
                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORP.,
  DISCOUNT NOTES: 50.29%
  5.11%, 1/14/99........................    5,000,000    4,990,774
  5.19%, 1/25/99........................    5,000,000    4,982,700
  5.08%, 1/29/99........................    3,000,000    2,988,147
  4.97%, 2/1/99.........................    3,000,000    2,987,161
  4.63%, 2/19/99........................    3,000,000    2,981,094
  5.08%, 2/26/99........................   10,000,000    9,920,978
  5.00%, 3/2/99.........................    5,000,000    4,958,333
  4.67%, 3/9/99.........................    4,000,000    3,965,234
  4.96%, 3/12/99........................    5,000,000    4,951,778
  5.00%, 3/18/99........................    5,000,000    4,947,222
                                                       -----------
                                                        47,673,421
                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSN.,
  DISCOUNT NOTES: 41.92%
  4.86%, 2/2/99.........................    5,000,000    4,978,400
  4.95%, 2/5/99.........................    5,000,000    4,975,938
  4.97%, 2/5/99.........................    5,000,000    4,975,840
  5.03%, 2/10/99........................   10,000,000    9,944,111
  5.06%, 2/19/99........................    5,000,000    4,965,564
  4.83%, 3/18/99........................   10,000,000    9,898,033
                                                       -----------
                                                        39,737,886
                                                       -----------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
  (Cost $92,394,707).................................   92,394,707
                                                       -----------

                                            PRINCIPAL        VALUE
                                               AMOUNT     (NOTE 2)
- ------------------------------------------------------------------

REPURCHASE AGREEMENT: 3.02%
With Prudential Securities, Inc. (dated
  12/31/98), 5.05%, due 1/4/99
  (Repurchase proceeds $2,868,609);
  collateralized by: $2,926,000 United
  States Treasury Bills, 3.30%, due
  1/7/99
  (Market value $2,924,578).............  $ 2,867,000  $ 2,867,000
                                                       -----------

TOTAL REPURCHASE AGREEMENT
  (Cost $2,867,000)..................................    2,867,000
                                                       -----------

TOTAL INVESTMENTS
  (Cost $95,261,707)....................   100.49%      95,261,707
Other Assets............................     0.00            5,505
                                          -------   --------------
  Total Assets..........................   100.49%      95,267,212
  Total Liabilities (Note 6)............    (0.49)        (467,202)
                                          -------   --------------

NET ASSETS (Note 7).....................   100.00%  $   94,800,010
                                          -------   --------------
                                          -------   --------------

Net asset value, offering and redemption
  price per share (8,289,342 Class A
  Shares, 1,738,168 Class B Shares,
  6,624,020 Class C Shares, 2,884,331
  Class I Shares and 75,264,149 Class M
  Shares)...............................  $         1.00
                                                  ------
                                                  ------

WEIGHTED AVERAGE DAYS TO MATURITY.......              47
                                                  ------
                                                  ------

                       See notes to financial statements.

                                                                              45
                               ZWEIG SERIES TRUST
  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)

                                                                                                                       ZWEIG
                              ZWEIG          ZWEIG       ZWEIG    ZWEIG GROWTH             ZWEIG         ZWEIG    GOVERNMENT
                           STRATEGY   APPRECIATION     MANAGED        & INCOME    FOREIGN EQUITY    GOVERNMENT          CASH
                               FUND           FUND      ASSETS            FUND              FUND          FUND          FUND
                           --------  -------------   ---------   -------------   ---------------   -----------   -----------
INVESTMENT INCOME
Income
    Dividends *..........  $ 14,347     $    5,705   $   5,772      $      672         $     102      $     --      $     --
    Interest.............    11,046          4,513      15,584**           298                93         2,664         4,703
- ----------------------------------------------------------------------------------------------------------------------------
        Total income.....    25,393         10,218      21,356             970               195         2,664         4,703
- ----------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2)
    Advisory fees (Note
      3).................     8,626          5,478       5,677             304                67           250           433
    Distribution fees,
      Class A (Note 3)...     1,542            835         350              25                 4            85            15
    Distribution fees,
      Class B (Note 3)...       856            285         263             157                14            12             7
    Distribution fees,
      Class C (Note 3)...     5,495          2,387       4,228             150                29            79            12
    Distribution fees,
      Class M (Note 3)...        --             --          --              --                --            --            49
    Transfer agent
      fees...............     1,305            652         576              63                35            81            64
    Amortization of
      organization
      expenses...........        --             --          13               5                 5            --            --
    Custodian fees.......       147            133         135              49                37            12            22
    Portfolio accounting
      fees...............       227            172         198              35                14            34             9
    Professional fees....        98             65          80              17                19             9            10
    Reports to
      shareholders.......       203             98          98               8                 1             6            16
    Registration fees....        60             39          35              41                70            25            39
    Insurance............        21             10          10               1                --             1             1
    Trustees' fees.......        32             16          17               2                 1             2             4
    Miscellaneous........        25             13          15               2                --             2             3
- ----------------------------------------------------------------------------------------------------------------------------
        Total expenses...    18,637         10,183      11,695             859               296           598           684
    Less: Expenses
      reimbursed by
      investment adviser
      (Note 3)...........        --             --          --             (14)            )(149            --          (297)
- ----------------------------------------------------------------------------------------------------------------------------
        Net expenses.....    18,637         10,183      11,695             845               147           598           387
- ----------------------------------------------------------------------------------------------------------------------------
        Net investment
          income.........     6,756             35       9,661             125                48         2,066         4,316
- ----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES)
Net realized gains
  (losses) on
    Investments..........    27,755         42,660      29,121            (347)            )(236           833            --
    Futures and
      options............     5,837           (732)       (372)           (221)              136            --            --
    Foreign currency.....        --             --     (12,806)             --             )(386            --            --
- ----------------------------------------------------------------------------------------------------------------------------
    Net realized gains
      (losses)...........    33,592         41,928      15,943            (568)            )(486           833            --
- ----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
  unrealized appreciation
  on investments, futures
  and options, and
  foreign currency.......   (77,620)       (54,600)     49,478          (1,295)              687           474            --
- ----------------------------------------------------------------------------------------------------------------------------
Net realized and
  unrealized gains
  (losses) on
  investments, futures
  and options, and
  foreign currency.......   (44,028)       (12,672)     65,421          (1,863)              201         1,307            --
- ----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations........  $(37,272)    $  (12,637)  $  75,082      $   (1,738)        $     249      $  3,373      $  4,316
- ----------------------------------------------------------------------------------------------------------------------------
 * Net of taxes withheld
  on foreign dividends...  $     46     $       40   $     117      $        5         $      19            --            --
- ----------------------------------------------------------------------------------------------------------------------------

 **  Net of taxes withheld on foreign interest of $55.

                       See notes to financial statements.

46
                               ZWEIG SERIES TRUST
  STATEMENT OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND
                              1997 (IN THOUSANDS)

                                            ZWEIG               ZWEIG
                                    STRATEGY FUND   APPRECIATION FUND
                           ----------------------  ------------------
                                 1998        1997      1998      1997
                           ----------  ----------  --------  --------
INCREASE (DECREASE) IN
  NET ASSETS
OPERATIONS
 Net investment income...  $    6,756  $   10,080  $     35  $  1,487
 Net realized gains
   (losses) on
   investments, futures
   and options, and
   foreign currency......      33,592     131,682    41,928    53,881
 Unrealized appreciation
   (depreciation) on
   investments, futures
   and options, and
   foreign currency......     (77,620)     56,468   (54,600)   54,154
- ---------------------------------------------------------------------
 Net increase (decrease)
   in net assets
   resulting from
   operations............     (37,272)    198,230   (12,637)  109,522
- ---------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS
  FROM NET INVESTMENT
  INCOME
 Class A.................      (5,289)     (6,761)   (1,074)   (1,474)
 Class B.................        (265)       (297)       --        --
 Class C.................      (1,004)     (2,955)       --        --
 Class I.................         (14)        (14)      (16)      (19)
 Class M.................          --          --        --        --
DISTRIBUTIONS TO
  SHAREHOLDERS FROM NET
  REALIZED GAINS ON
  INVESTMENTS
 Class A.................     (13,202)    (56,611)  (23,624)  (19,748)
 Class B.................      (2,617)     (7,516)   (2,982)   (1,403)
 Class C.................     (13,842)    (59,242)  (20,467)  (16,881)
 Class I.................         (43)       (105)     (162)     (180)
- ---------------------------------------------------------------------
 Total dividends and
   distributions to
   shareholders..........     (36,276)   (133,501)  (48,325)  (39,705)
- ---------------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS (Note 7)
 NET PROCEEDS FROM SALE
   OF SHARES
 Class A.................      39,755      44,369   101,998    18,927
 Class B.................      23,954      33,255    14,584    12,869
 Class C.................      44,887      69,087    25,225    30,703
 Class I.................         521          --     1,080        --
 Class M.................          --          --        --        --
- ---------------------------------------------------------------------
                              109,117     146,711   142,887    62,499
- ---------------------------------------------------------------------
NET ASSET VALUE OF SHARES
  ISSUED TO SHAREHOLDERS
  IN REINVESTMENT OF
  DIVIDENDS AND
  DISTRIBUTIONS
 Class A.................      15,081      51,425    21,161    18,250
 Class B.................       2,279       6,043     2,521     1,207
 Class C.................      11,239      45,967    15,810    12,907
 Class I.................          57         120       177       200
 Class M.................          --          --        --        --
- ---------------------------------------------------------------------
                               28,656     103,555    39,669    32,564
- ---------------------------------------------------------------------
COST OF SHARES REDEEMED
 Class A.................    (180,481)   (141,552) (146,964)  (56,792)
 Class B.................     (14,239)     (7,161)   (4,697)   (1,883)
 Class C.................    (187,646)   (176,862)  (60,176)  (44,156)
 Class I.................        (188)         --    (1,188)       --
 Class M.................          --          --        --        --
- ---------------------------------------------------------------------
                             (382,554)   (325,575) (213,025) (102,831)
- ---------------------------------------------------------------------
 Increase (decrease) in
   net assets derived
   from capital share
   transactions..........    (244,781)    (75,309)  (30,469)   (7,768)
- ---------------------------------------------------------------------
 Net increase (decrease)
   in net assets.........    (318,329)    (10,580)  (91,431)   62,049
NET ASSETS:
 Beginning of year.......   1,235,123   1,245,703   567,250   505,201
- ---------------------------------------------------------------------
 End of year.............  $  916,794  $1,235,123  $475,819  $567,250
- ---------------------------------------------------------------------
 Accumulated net
   investment income
   (loss)................  $       65  $     (119) $ (1,396) $   (341)
- ---------------------------------------------------------------------

(1)  Commenced operations on November 21, 1997.

                       See notes to financial statements.

                                                          ZWEIG            ZWEIG
                                        ZWEIG   GROWTH & INCOME   FOREIGN EQUITY               ZWEIG                 ZWEIG
                               MANAGED ASSETS              FUND             FUND     GOVERNMENT FUND  GOVERNMENT CASH FUND
                           ------------------  ----------------  ---------------  ------------------  --------------------
                               1998      1997     1998     1997    1998  1997(1)      1998      1997       1998       1997
                           --------  --------  -------  -------  ------  -------  --------  --------  ---------  ---------
INCREASE (DECREASE) IN
  NET ASSETS
OPERATIONS
 Net investment income...  $  9,661  $ 10,101  $   125  $   374  $   48  $     3  $  2,066  $  2,182  $   4,316  $   3,067
 Net realized gains
   (losses) on
   investments, futures
   and options, and
   foreign currency......    15,943    50,282     (568)     537    (486)     (11)      833        77         --         --
 Unrealized appreciation
   (depreciation) on
   investments, futures
   and options, and
   foreign currency......    49,478    15,151   (1,295)   3,781     687       44       474       987         --         --
- --------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in net assets
   resulting from
   operations............    75,082    75,534   (1,738)   4,692     249       36     3,373     3,246      4,316      3,067
- --------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS
  FROM NET INVESTMENT
  INCOME
 Class A.................    (3,259)       --      (68)    (107)    (17)      (1)   (1,445)   (1,566)      (238)      (140)
 Class B.................      (565)       --      (24)     (98)     (9)      --       (60)      (35)       (28)       (16)
 Class C.................    (8,751)       --      (22)    (145)    (18)      (1)     (504)     (556)      (186)      (165)
 Class I.................       (85)       --      (19)     (27)    (16)      (2)      (85)      (26)       (13)       (55)
 Class M.................        --        --       --       --      --       --        --        --     (3,851)    (2,691)
DISTRIBUTIONS TO
  SHAREHOLDERS FROM NET
  REALIZED GAINS ON
  INVESTMENTS
 Class A.................      (341)  (15,304)      --       --      --       --        --        --         --         --
 Class B.................       (89)   (2,356)      --       --      --       --        --        --         --         --
 Class C.................    (1,207)  (56,346)      --       --      --       --        --        --         --         --
 Class I.................        (5)     (349)      --       --      --       --        --        --         --         --
- --------------------------------------------------------------------------------------------------------------------------
 Total dividends and
   distributions to
   shareholders..........   (14,302)  (74,355)    (133)    (377)    (60)      (4)   (2,094)   (2,183)    (4,316)    (3,067)
- --------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS (Note 7)
 NET PROCEEDS FROM SALE
   OF SHARES
 Class A.................    21,680    10,120    5,229    4,166   2,264      464     5,104       744     95,695      2,564
 Class B.................    15,275    12,184    7,079    8,351   1,246      706     1,519     1,046      2,873      1,318
 Class C.................    42,784    34,290    7,191    8,489   3,563    1,166     4,783       954      9,960      3,684
 Class I.................        34       300       --    1,300      --    1,000     2,921     1,000      4,310      1,359
 Class M.................        --        --       --       --      --       --        --        --    425,483    351,104
- --------------------------------------------------------------------------------------------------------------------------
                             79,773    56,894   19,499   22,306   7,073    3,336    14,327     3,744    538,321    360,029
- --------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE OF SHARES
  ISSUED TO SHAREHOLDERS
  IN REINVESTMENT OF
  DIVIDENDS AND
  DISTRIBUTIONS
 Class A.................     2,999    12,937       60       99      16        1       850       896        145        115
 Class B.................       490     1,694       17       70       7       --        31        20         22         14
 Class C.................     7,486    41,433       18      114      14       --       281       332        157        152
 Class I.................        90       349       19       27      16        2        85        27         13         60
 Class M.................        --        --       --       --      --       --        --        --      1,659      1,386
- --------------------------------------------------------------------------------------------------------------------------
                             11,065    56,413      114      310      53        3     1,247     1,275      1,996      1,727
- --------------------------------------------------------------------------------------------------------------------------
COST OF SHARES REDEEMED
 Class A.................   (26,000)  (28,093)  (3,660)    (895)   (582)     (55)   (5,155)   (8,184)   (90,023)    (3,567)
 Class B.................    (3,272)   (1,195)  (1,873)    (488)   (127)      --      (599)     (399)    (1,494)    (1,029)
 Class C.................   (73,692)  (95,166)  (5,560)  (1,392) (1,436)      --    (3,712)   (5,665)    (6,154)    (5,710)
 Class I.................    (1,190)   (1,000)      --       --      --       --    (1,000)       --     (1,537)    (2,720)
 Class M.................        --        --       --       --      --       --        --        --   (408,477)  (341,162)
- --------------------------------------------------------------------------------------------------------------------------
                           (104,154) (125,454) (11,093)  (2,775) (2,145)     (55)  (10,466)  (14,248)  (507,685)  (354,188)
- --------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in
   net assets derived
   from capital share
   transactions..........   (13,316)  (12,147)   8,520   19,841   4,981    3,284     5,108    (9,229)    32,632      7,568
- --------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in net assets.........    47,464   (10,968)   6,649   24,156   5,170    3,316     6,387    (8,166)    32,632      7,568
NET ASSETS:
 Beginning of year.......   539,296   550,264   33,967    9,811   3,316       --    40,526    48,692     62,168     54,600
- --------------------------------------------------------------------------------------------------------------------------
 End of year.............  $586,760  $539,296  $40,616  $33,967  $8,486  $ 3,316  $ 46,913  $ 40,526  $  94,800  $  62,168
- --------------------------------------------------------------------------------------------------------------------------
 Accumulated net
   investment income
   (loss)................  $   (235) $    (94) $   (11) $    (3) $  (13) $    (1) $      1  $     29  $      --  $      --
- --------------------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on November 21, 1997.

48
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

NOTE 1--ORGANIZATION

Zweig Series Trust (the "Trust"), organized as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Trust presently consists of seven separate investment portfolios ("Series"): Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund. Each Series offers Class A, Class B, Class C and Class I Shares and Zweig Government Cash Fund also offers Class M Shares.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

(A) GENERAL: Investment transactions are recorded on trade date. Realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and income tax purposes. Distributions to shareholders and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Direct expenses are charged to each class or Series and general expenses are allocated in proportion to net assets. Organization expenses are amortized on a straight-line basis over the first 60 months of operations of a Series. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(B) PORTFOLIO VALUATION: Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. The repatriation of proceeds received from the sale of Malaysian securities has been restricted by the Malaysian government until at least September 1, 1999. As a result, Malaysian securities are considered illiquid and are being fair valued using methods determined in good faith by the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Act.

(C) FUTURES CONTRACTS AND OPTION ACCOUNTING PRINCIPLES: Initial margin deposits on futures contracts are recorded as assets. The value of such contracts are "marked to market" daily and changes are recognized as unrealized gains or losses. Variation margin payments are recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Series realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. When a Series writes an option, an amount equal to the premium received is recorded as an asset and a corresponding liability. The liability is subsequently "marked to market" daily. When an option written is exercised, the proceeds of sale of the underlying security are increased by the premium originally received and the Series realizes a gain or loss. When an option written expires or the Series enters into a closing purchase transaction, the liability is extinguished and the Series realizes a gain or loss.

(D) FOREIGN CURRENCY TRANSLATION: Assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates on the valuation date. Purchases and sales of securities, expense payments and income receipts are translated into U.S. dollars using the exchange rate on the transaction date. The Trust does not segregate that portion of the results of operations resulting from changes in foreign exchange rates from the portion resulting from changes in market prices of securities held; both are included in net realized and unrealized gains or losses.

(E) OFF-BALANCE-SHEET RISK, REPURCHASE AGREEMENTS AND DERIVATIVES: Foreign securities and forward foreign currency contracts may involve risks relating to the level of governmental supervision and regulation of foreign markets, and the possibility of political or economic instability. With respect to forward foreign currency contracts and repurchase agreements, losses may arise if the counterparty does not perform under the contract or agreement. The Trust's investment manager monitors the requirement that the market value of the securities used to collateralize a repurchase agreement exceed the dollar amount of the counterparty's obligation to repurchase. A Series' use of futures contracts, forward foreign currency contracts and options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Series' portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Series' exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Series' other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

(F) FEDERAL INCOME TAXES: As long as management's view is that it is in the best interests of the shareholders, it is the policy of each Series to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders; therefore, no provision for federal income tax is required.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions are declared separately for each class of shares of a Series. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

At October 31, 1998 (each Series' tax fiscal year-end), Zweig Foreign Equity Fund had a capital loss carryforward of $307,743 expiring October 31, 2006; Zweig Growth & Income Fund had a capital loss carryforward of $39,205 expiring October 31, 2005; and Zweig Government Fund had capital loss carryforwards of $249,274, $7,227,155 and $1,010,121 expiring October 31, 1999, 2002 and 2004, respectively; available to offset any net capital gains subsequently realized, subject to certain limitations. During the year ended December 31, 1998, Zweig Government Fund reclassified $1,854,734 from accumulated net realized loss to capital paid-in due to the expiration of capital loss carryforwards.

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(A) INVESTMENT MANAGER: The Trust's investments are managed by Zweig/Glaser Advisers (the "Manager"). The Manager's investment advisory fee is based on the average daily net assets of each Series at the following annual rates: Zweig Strategy Fund and Zweig Growth & Income Fund - 0.75%; Zweig Appreciation Fund, Zweig Managed Assets and Zweig Foreign Equity Fund - 1.00%; Zweig Government Fund - 0.60%; and Zweig Government Cash Fund - 0.50%. The fees are accrued daily and paid monthly. Investment advisory fees for the year ended December 31, 1998 aggregated $20,835,087 before expense reimbursements.

The Manager has voluntarily undertaken to limit the expenses of Zweig Government Cash Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1999 to 0.35% of its average daily net assets. During the year ended December 31, 1998, the Manager's reimbursements to Zweig Government Cash Fund aggregated $296,836. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1999.

The Manager has voluntarily undertaken to limit the expenses of Zweig Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1999 to 1.50% of its average daily net assets. During the year ended December 31, 1998, the Manager's reimbursements to Zweig Foreign Equity Fund aggregated $148,672. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1999.

The Manager had voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1998 to 1.00% of its average daily net assets. For the four months ended April 30, 1998, the Manager's reimbursements to Zweig Growth & Income Fund aggregated $13,761.

Pursuant to an Acquisition Agreement dated December 15, 1998, the Manager and Zweig Securities Corp. (the "Distributor") have agreed to be acquired by Phoenix Investment Partners, Ltd. ("Phoenix"), a large diversified financial services organization listed on the New York Stock Exchange (the "Acquisition"). Since completion of the Acquisition would provide for the automatic termination of the current investment management agreement, a new investment management contract (the "Management Agreement") has been proposed between the Trust and Zweig/Glaser Advisers. The Management Agreement has been approved by the Board of Trustees (the "Board") and has been submitted to shareholders for approval. Except for the effective dates, the Management Agreement is on the same terms as the current investment management agreement. In addition, in order for the Trust to continue to avail itself of the services of Dr. Martin E. Zweig and his associates, a new sub-advisory servicing agreement with Zweig Consulting LLC has been approved by the Board and submitted to the shareholders for approval. It is anticipated that the Acquisition will be completed in the first quarter of 1999, at which time the name of the Trust will be changed to Phoenix-Zweig Trust, and each Series will add "Phoenix-" to the beginning of its current name.

(B) PRINCIPAL DISTRIBUTOR: Zweig Securities Corp. (the "Distributor") serves as principal distributor of shares of the Trust. The Trust's Class A Shares (excluding Zweig Government Cash Fund shares) are sold with an initial sales charge, Class B Shares and Class C Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge, and Class I Shares and Class M Shares are sold without a sales charge. During the year ended December 31, 1998, the Distributor's share of the initial and contingent deferred sales charges was $205,412 and $804,426, respectively.

Pursuant to a Rule 12b-1 plan of distribution, the Trust pays the Distributor a combined service and distribution fee equal to an annual rate of 0.30% of average daily net assets for each Series of Class A Shares, 1.00% for each Series of Class B Shares, and 1.00% for Class C Shares of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund and Zweig Foreign Equity Fund, 0.75% for Class C Shares of Zweig Government Fund and 0.30% for Class C Shares of Zweig Government Cash Fund, respectively. A separate Rule 12b-1 distribution sharing plan for Class M Shares of Zweig Government Cash Fund provides that service organizations may be paid up to 0.30% of average daily net assets equally by the Class M Shares and the Manager. Class I Shares, which are available for purchase by tax-exempt retirement plans of the Distributor and its affiliates and certain institutional investors, do not have a Rule 12b-1 Plan.

During the year ended December 31, 1998, the Trust paid Zweig Securities Corp. brokerage commissions of $670,941 in connection with portfolio transactions effected by it.

Since the completion of the Acquisition described in Note 3(a) above would provide for the automatic termination of the current distribution agreement with the Distributor, a new distribution agreement has been proposed between the Trust and Phoenix Equity Planning Corporation, a wholly owned subsidiary of Phoenix. The new distribution agreement has been approved by the Board and will become effective with the closing of the Acquisition. The new distribution agreement is on the same terms as the current distribution agreement with the Distributor.

One Trustee and all of the officers of the Trust are also officers of the Manager and/or the Distributor.

50

NOTE 4--PURCHASES AND SALES OF INVESTMENTS/OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

    During the year ended December 31, 1998, purchases and sales of investments, excluding repurchase agreements, short-term obligations held to maturity, and futures contracts, were:

                                    ZWEIG         ZWEIG         ZWEIG   ZWEIG GROWTH             ZWEIG           ZWEIG
                                 STRATEGY  APPRECIATION       MANAGED       & INCOME    FOREIGN EQUITY      GOVERNMENT
                                     FUND          FUND        ASSETS           FUND              FUND            FUND
                           --------------  ------------  ------------  -------------   ---------------   -------------
Purchases................  $1,086,813,885  $542,166,985  $316,497,252   $ 57,526,810      $5,892,338     $  20,217,141
Sales....................   1,477,845,671   656,892,717   337,893,676     52,742,668       1,937,116        17,854,966

      Forward foreign currency contracts outstanding at December 31, 1998, for Zweig Managed Assets were:

                                                                                                                NET UNREALIZED
                                                                                 SETTLEMENT                       APPRECIATION
                                CONTRACTS TO DELIVER            IN EXCHANGE FOR        DATE            VALUE    (DEPRECIATION)
                           -------------------------  -------------------------  ----------   --------------   ---------------
Sales
  Australian Dollar......  A$             24,000,000  $              14,886,000   1/19/99     $  (14,724,186)     $  161,814
  Danish Krone...........   DKr           33,500,000                  5,351,438   1/19/99         (5,266,350)         85,088
  Finnish Markka.........  Fim            31,300,000                  6,260,000   1/19/99         (6,187,595)         72,405
  French Franc...........  ff             195,200,000                35,409,789   1/19/99        (34,977,257)        432,532
  German Deutsche Mark...   DM            60,900,000                 37,046,950   1/19/99        (36,598,907)        448,043
  Italian Lira...........  Lira        38,100,000,000                23,398,637   1/19/99        (23,128,148)        270,489
  Japanese Yen...........  Y           2,040,000,000                 17,801,824   1/19/99        (18,132,518)       (330,694)
  Netherlands Guilder....    NLG          12,300,000                  6,637,884   1/19/99         (6,560,415)         77,469
  Spanish Peseta.........  Pta          4,900,000,000                35,012,505   1/19/99        (34,614,742)        397,763
  Swedish Krona..........  SKr            51,300,000                  6,402,896   1/19/99         (6,334,199)         68,697
  Swiss Franc............  Sf               8,100,000                 6,127,080   1/19/99         (5,909,757)        217,323
  U.K. Pound Sterling....  L              22,000,000                 37,211,900   1/19/99        (36,580,688)        631,212
                                                      -------------------------               --------------   ---------------
                                                      $             231,546,903               $ (229,014,762)     $2,532,141
                                                      -------------------------               --------------   ---------------
                                                      -------------------------               --------------   ---------------

Purchases
  French Franc...........  $               5,356,952  ff              30,000,000  1/19/99     $    5,375,603      $   18,651
  German Deutsche Mark...                  5,988,024   DM            10,000,000   1/19/99          6,009,673          21,649
  Italian Lira...........                  6,170,599  Lira        10,200,000,000  1/19/99          6,191,788          21,189
  Japanese Yen...........                  8,061,750  Y             940,000,000   1/19/99          8,355,180         293,430
  U.K. Pound Sterling....                  3,193,900  L                1,900,000  1/19/99          3,159,241         (34,659)
                           -------------------------                                          --------------   ---------------
                           $              28,771,225                                          $   29,091,485      $  320,260
                           -------------------------                                          --------------   ---------------
                           -------------------------                                          --------------   ---------------

Net Unrealized Appreciation on Forward Foreign Currency Contracts...........................................      $2,852,401
                                                                                                               ---------------
                                                                                                               ---------------

      Forward foreign currency contracts outstanding at December 31, 1998, for Zweig Foreign Equity Fund were:

                                                                                                                NET UNREALIZED
                                                                                 SETTLEMENT                       APPRECIATION
                                CONTRACTS TO DELIVER            IN EXCHANGE FOR        DATE            VALUE    (DEPRECIATION)
                           -------------------------  -------------------------  ----------   --------------   ---------------
Sales
  Australian Dollar......  A$                700,000  $                 432,390   1/19/99     $     (429,455)     $    2,935
  Austrian Schilling.....  AS              1,790,000                    154,617   1/19/99           (152,900)          1,717
  Belgium Franc..........   BEF            8,140,000                    239,856   1/19/99           (237,176)          2,680
  Danish Krone...........   DKr              640,000                    102,237   1/19/99           (100,611)          1,626
  Finnish Markka.........  Fim               870,000                    174,000   1/19/99           (171,987)          2,013
  French Franc...........  ff               3,390,000                   614,955   1/19/99           (607,443)          7,512
  German Deutsche Mark...    DM              950,000                    577,908   1/19/99           (570,919)          6,989
  Italian Lira...........  Lira          875,000,000                    537,370   1/19/99           (531,158)          6,212
  Japanese Yen...........  Y             105,000,000                    916,270   1/19/99           (933,291)        (17,021)
  Netherlands Guilder....    NLG             760,000                    410,146   1/19/99           (405,359)          4,787
  Norwegian Krona........    NOK           1,000,000                    128,213   1/19/99           (131,009)         (2,796)
  Spanish Peseta.........  Pta            71,500,000                    510,897   1/19/99           (505,093)          5,804
  Swedish Krona..........  SKr             3,400,000                    424,363   1/19/99           (419,810)          4,553
  Swiss Franc............  Sf                380,000                    287,443   1/19/99           (277,248)         10,195
  U.K. Pound Sterling....  L                 325,000                    549,721   1/19/99           (540,396)          9,325
                                                      -------------------------               --------------   ---------------
                                                      $               6,060,386               $   (6,013,855)     $   46,531
                                                      -------------------------               --------------   ---------------
                                                      -------------------------               --------------   ---------------

Purchases
  Japanese Yen...........  $                 428,816  Y              50,000,000   1/19/99     $      444,424      $   15,608
  Norwegian Krona........                    130,097    NOK           1,000,000   1/19/99            131,009             912
                           -------------------------                                          --------------   ---------------
                           $                 558,913                                          $      575,433      $   16,520
                           -------------------------                                          --------------   ---------------
                           -------------------------                                          --------------   ---------------

Net Unrealized Appreciation on Forward Foreign Currency Contracts...........................................      $   63,051
                                                                                                               ---------------
                                                                                                               ---------------

NOTE 5--CAPITAL SHARES

    The Trust has unlimited authorized shares of beneficial interest ($0.10) par value), divided into Series and issued in classes (see note 1). Capital share transactions for the years ended December 31, 1998 and 1997 are set forth below.

                                           CLASS A                 CLASS B                   CLASS C                 CLASS I
                           -----------------------  ----------------------  ------------------------  ----------------------
                                  1998        1997        1998        1997         1998         1997        1998        1997
                           -----------  ----------  ----------  ----------  -----------  -----------  ----------  ----------
ZWEIG STRATEGY FUND
  Sold...................    2,574,127   2,807,598   1,471,884   2,096,572    2,788,560    4,383,171      34,727          10
  Issued in reinvestment
    of dividends and
    distributions........    1,028,617   3,252,707     157,763     381,258      780,919    2,907,657       3,891       7,517
  Redeemed...............  (11,819,362) (8,921,797)   (933,992)   (441,368) (12,480,544) (11,191,028)    (11,915)         --
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......   (8,216,618) (2,861,492)    695,655   2,036,462   (8,911,065)  (3,900,200)     26,703       7,527
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG APPRECIATION FUND
  Sold...................    5,803,260   1,060,202     787,653     734,181    1,399,569    1,773,391      67,519          10
  Issued in reinvestment
    of dividends and
    distributions........    1,350,165   1,003,794     163,583      67,139    1,027,289      719,068      11,146      10,840
  Redeemed...............   (8,374,990) (3,337,609)   (275,440)   (108,903)  (3,540,744)  (2,605,708)    (58,827)         --
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......   (1,221,565) (1,273,613)    675,796     692,417   (1,113,888)    (113,249)     19,838      10,850
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG MANAGED ASSETS
  Sold...................    1,570,483     742,760   1,108,058     877,242    3,147,226    2,570,807       2,421      20,576
  Issued in reinvestment
    of dividends and
    distributions........      213,319   1,025,936      34,599     133,637      536,232    3,309,309       6,289      26,984
  Redeemed...............   (1,893,703) (2,057,937)   (235,957)    (85,618)  (5,428,861)  (7,007,366)    (82,314)    (67,477)
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......     (109,901)   (289,241)    906,700     925,261   (1,745,403)  (1,127,250)    (73,604)    (19,917)
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG GROWTH & INCOME
 FUND
  Sold...................      384,281     342,607     501,874     665,724      518,964      692,913          --     111,492
  Issued in reinvestment
    of dividends.........        4,346       7,885       1,278       5,498        1,309        9,040       1,365       2,097
  Redeemed...............     (276,404)    (73,249)   (145,254)    (39,965)    (432,508)    (112,060)         --          --
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase.......      112,223     277,243     357,898     631,257       87,765      589,893       1,365     113,589
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG FOREIGN EQUITY FUND
 (3)
  Sold...................      182,658      40,901      99,679      62,246      287,187      102,702          --      88,192
  Issued in reinvestment
    of dividends.........        1,314          40         592          35        1,128           39       1,272         140
  Redeemed...............      (48,853)     (4,805)    (10,835)         --     (116,523)          --          --          --
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase.......      135,119      36,136      89,436      62,281      171,792      102,741       1,272      88,332
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG GOVERNMENT FUND (2)
  Sold...................      487,472      75,151     144,175     105,575      461,788       96,406     278,578     101,214
  Issued in reinvestment
    of dividends.........       82,836      91,379       2,992       2,045       27,410       33,910       8,254       2,655
  Redeemed...............     (500,204)   (834,248)    (57,793)    (40,014)    (362,588)    (578,962)    (95,877)         --
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......       70,104    (667,718)     89,374      67,606      126,610     (448,646)    190,955     103,869
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

ZWEIG GOVERNMENT CASH
 FUND (1)
  Sold...................   95,695,366   2,563,843   2,873,372   1,317,811    9,959,590    3,683,651   4,309,423   1,359,182
  Issued in reinvestment
    of dividends.........      144,560     115,524      22,211      13,873      157,370      151,967      12,346      59,598
  Redeemed...............  (90,022,816) (3,567,262) (1,493,667) (1,028,383)  (6,153,574)  (5,710,310) (1,537,000) (2,720,000)
- ----------------------------------------------------------------------------------------------------------------------------
      Net increase
        (decrease).......    5,817,110    (887,895)  1,401,916     303,301    3,963,386   (1,874,692)  2,784,769  (1,301,220)
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

(1) For the years ended December 31, 1998 and 1997, respectively, shares of Zweig Government Cash Fund Class M sold were 425,483,310 and 351,104,043; shares issued in reinvestment of dividends were 1,658,994 and 1,386,181; and shares redeemed were 408,477,447 and 341,161,977 for a net increase of 18,664,857 and 11,328,247 shares, respectively.
(2)  Class I Shares of Zweig Government Fund commenced operations on July 14,
     1997.
(3)  Zweig Foreign Equity Fund commenced operations on November 21, 1997.

52

NOTE 6--LIABILITIES--DECEMBER 31, 1998 (IN THOUSANDS)

                               ZWEIG           ZWEIG      ZWEIG    ZWEIG GROWTH             ZWEIG         ZWEIG         ZWEIG
                            STRATEGY    APPRECIATION    MANAGED        & INCOME    FOREIGN EQUITY    GOVERNMENT    GOVERNMENT
                                FUND            FUND     ASSETS            FUND              FUND          FUND     CASH FUND
                           ---------   -------------   --------   -------------   ---------------   -----------   -----------
Advisory fee.............    $   37        $   26       $   32         $  2              $--            $  2         $    3
Distribution and service
  fees...................       531           251          417           27               5               17             10
Capital shares
  redeemed...............     5,487         2,833          723          234              15              171             --
Dividends................        --            --           --           --              --               --            422
Securities purchased.....        --            --           37           --               5               --             --
Variation margin
  payable................        13            36           --            4              --               --             --
Unrealized depreciation
  on forward foreign
  currency contracts.....        --            --          365           --              20               --             --
Accrued expenses.........       516           299          325           47              47               39             32
                           --------------------------------------------------------------------------------------------------
    Total Liabilities....    $6,584        $3,445       $1,899         $314              $92            $229         $  467
                           --------------------------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------------------------

NOTE 7--NET ASSETS--DECEMBER 31, 1998 (IN THOUSANDS)

                              ZWEIG          ZWEIG        ZWEIG    ZWEIG GROWTH             ZWEIG         ZWEIG         ZWEIG
                           STRATEGY   APPRECIATION      MANAGED        & INCOME    FOREIGN EQUITY    GOVERNMENT    GOVERNMENT
                               FUND           FUND       ASSETS            FUND              FUND          FUND     CASH FUND
                           --------  -------------   ----------   -------------   ---------------   -----------   -----------
Net Assets consist of:
  Capital paid-in........  $753,157     $368,246     $  483,337      $38,124           $8,265         $50,506       $94,800
  Undistributed net
    investment income
    (loss)...............        65       (1,396)          (235)         (11)             (13)              1            --
  Accumulated net
    realized gain
    (loss)...............    42,036       14,341          6,161          (36)            (497)         (5,239)           --
  Net unrealized
    appreciation of
    investments..........   121,536       94,628         97,497        2,539              731           1,645            --
                           --------------------------------------------------------------------------------------------------
                           $916,794     $475,819     $  586,760      $40,616           $8,486         $46,913       $94,800
                           --------------------------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------------------------

NOTE 8--BORROWINGS

    The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Series uses the Line of Credit, it will be collateralized by that Series' portfolio.

                                                                              53
                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
                                   INDICATED

                                                                            NET
                                                NET                    REALIZED                                DISTRIBUTIONS
                                              ASSET           NET           AND                   DIVIDENDS         FROM NET
                                              VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
YEAR                                      BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                       OF YEAR        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
- ---------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 ZWEIG STRATEGY FUND CLASS A
   1998                                    $  15.77      $   0.17      $  (0.48)     $  (0.31)     $  (0.18)      $    (0.48)
   1997                                       15.01          0.20          2.49          2.69         (0.19)           (1.74)
   1996                                       14.51          0.20          1.68          1.88         (0.20)           (1.18)
   1995                                       12.36          0.27          2.80          3.07         (0.37)           (0.55)
   1994                                       12.52          0.24         (0.10)         0.14         (0.20)           (0.10)
 ZWEIG STRATEGY FUND CLASS B (3)
   1998                                       15.86          0.05         (0.48)        (0.43)        (0.05)           (0.48)
   1997                                       15.07          0.07          2.53          2.60         (0.07)           (1.74)
   1996                                       15.12          0.06          1.13          1.19         (0.06)           (1.18)
 ZWEIG STRATEGY FUND CLASS C
   1998                                       15.81          0.05         (0.48)        (0.43)        (0.04)           (0.48)
   1997                                       15.04          0.07          2.52          2.59         (0.08)           (1.74)
   1996                                       14.56          0.11          1.66          1.77         (0.11)           (1.18)
   1995                                       12.35          0.16          2.82          2.98         (0.22)           (0.55)
   1994                                       12.51          0.15         (0.10)         0.05         (0.11)           (0.10)
 ZWEIG STRATEGY FUND CLASS I (4)
   1998                                       15.87          0.17         (0.45)        (0.28)        (0.17)           (0.48)
   1997                                       15.07          0.23          2.54          2.77         (0.23)           (1.74)
   1996                                       15.42          0.04          0.83          0.87         (0.04)           (1.18)
 ZWEIG APPRECIATION FUND CLASS A
   1998                                       18.27          0.07         (0.32)        (0.25)        (0.07)           (1.74)
   1997                                       15.90          0.10          3.67          3.77         (0.09)           (1.31)
   1996                                       15.91          0.17          2.25          2.42         (0.17)           (2.26)
   1995                                       13.54          0.16          3.05          3.21         (0.33)           (0.51)
   1994                                       14.33          0.16         (0.43)        (0.27)        (0.06)           (0.46)
 ZWEIG APPRECIATION FUND CLASS B (3)
   1998                                       18.13         (0.06)        (0.31)        (0.37)           --            (1.74)
   1997                                       15.82         (0.02)         3.64          3.62            --            (1.31)
   1996                                       16.34          0.03          1.74          1.77         (0.03)           (2.26)
 ZWEIG APPRECIATION FUND CLASS C
   1998                                       18.10         (0.07)        (0.30)        (0.37)           --            (1.74)
   1997                                       15.79         (0.02)         3.64          3.62            --            (1.31)
   1996                                       15.83          0.06          2.22          2.28         (0.06)           (2.26)
   1995                                       13.36          0.06          3.03          3.09         (0.11)           (0.51)
   1994                                       14.19          0.06         (0.43)        (0.37)           --            (0.46)
 ZWEIG APPRECIATION FUND CLASS I (4)
   1998                                       18.46          0.09         (0.29)        (0.20)        (0.09)           (1.74)
   1997                                       16.04          0.15          3.71          3.86         (0.13)           (1.31)
   1996                                       17.28          0.04          1.02          1.06         (0.04)           (2.26)
 ZWEIG MANAGED ASSETS CLASS A (1)
   1998                                       12.72          0.38          1.50          1.88         (0.38)           (0.04)
   1997                                       12.75          0.13          1.83          1.96            --            (1.99)
   1996                                       12.48          0.35          0.86          1.21         (0.45)           (0.49)
   1995                                       11.76          0.47          1.40          1.87         (0.75)           (0.40)
   1994                                       12.38          0.33         (0.69)        (0.36)        (0.26)              --
 ZWEIG MANAGED ASSETS CLASS B (3)
   1998                                       12.79          0.26          1.53          1.79         (0.26)           (0.04)
   1997                                       12.90          0.04          1.84          1.88            --            (1.99)
   1996                                       12.43          0.13          1.00          1.13         (0.17)           (0.49)
 ZWEIG MANAGED ASSETS CLASS C (1)
   1998                                       12.63          0.29          1.48          1.77         (0.29)           (0.04)
   1997                                       12.76          0.04          1.82          1.86            --            (1.99)
   1996                                       12.49          0.27          0.85          1.12         (0.36)           (0.49)
   1995                                       11.73          0.38          1.40          1.78         (0.62)           (0.40)
   1994                                       12.36          0.23         (0.68)        (0.45)        (0.18)              --
 ZWEIG MANAGED ASSETS CLASS I (4)
   1998                                       13.05          0.56          1.41          1.97         (0.67)           (0.04)
   1997                                       12.99          0.09          1.96          2.05            --            (1.99)
   1996                                       13.02          0.05          0.45          0.50         (0.04)           (0.49)
 ZWEIG GROWTH & INCOME FUND CLASS A (5)
   1998 (16)                                  13.73          0.11         (0.33)        (0.22)        (0.11)              --
   1997 (15)                                  11.37          0.24          2.36          2.60         (0.24)              --
   1996 (14)                                  11.34          0.01          0.03          0.04         (0.01)              --

                                                                                         RATIOS TO AVERAGE
                                                                                                NET ASSETS
                                                  TOTAL    NET ASSET                ----------------------
                                              DIVIDENDS        VALUE                                   NET   PORTFOLIO
YEAR                                                AND          END        TOTAL               INVESTMENT   TURNOVER
ENDED                                     DISTRIBUTIONS      OF YEAR    RETURN***   EXPENSES        INCOME       RATE
- ---------------------------------------  --------------   ----------   ----------   --------   -----------   --------
 ZWEIG STRATEGY FUND CLASS A
   1998                                      $    (0.66)    $  14.80        (1.88)%     1.24%         0.97%       116%
   1997                                           (1.93)       15.77        18.07       1.24          1.20        126
   1996                                           (1.38)       15.01        13.00       1.28          1.27        181
   1995                                           (0.92)       14.51        25.12       1.27          1.92         95
   1994                                           (0.30)       12.36         1.14       1.40          1.90         70
 ZWEIG STRATEGY FUND CLASS B (3)
   1998                                           (0.53)       14.90        (2.61)      1.94          0.27        116
   1997                                           (1.81)       15.86        17.33       1.94          0.50        126
   1996                                           (1.24)       15.07         7.88**     1.98*         0.57*       181
 ZWEIG STRATEGY FUND CLASS C
   1998                                           (0.52)       14.86        (2.64)      1.94          0.27        116
   1997                                           (1.82)       15.81        17.30       1.94          0.50        126
   1996                                           (1.29)       15.04        12.19       1.98          0.57        181
   1995                                           (0.77)       14.56        24.26       1.97          1.22         95
   1994                                           (0.21)       12.35         0.41       2.10          1.20         70
 ZWEIG STRATEGY FUND CLASS I (4)
   1998                                           (0.65)       14.94        (1.66)      0.94          1.27        116
   1997                                           (1.97)       15.87        18.52       0.94          1.50        126
   1996                                           (1.22)       15.07         5.68**     0.98*         1.57*       181
 ZWEIG APPRECIATION FUND CLASS A
   1998                                           (1.81)       16.21        (0.97)      1.52          0.34        117
   1997                                           (1.40)       18.27        23.83       1.52          0.61         77
   1996                                           (2.43)       15.90        15.39       1.62          1.03         88
   1995                                           (0.84)       15.91        24.00       1.63          1.10         68
   1994                                           (0.52)       13.54        (1.83)      1.70          1.09         97
 ZWEIG APPRECIATION FUND CLASS B (3)
   1998                                           (1.74)       16.02        (1.66)      2.22         (0.36)       117
   1997                                           (1.31)       18.13        22.97       2.22         (0.09)        77
   1996                                           (2.29)       15.82        11.01**     2.32*         0.33*        88
 ZWEIG APPRECIATION FUND CLASS C
   1998                                           (1.74)       15.99        (1.67)      2.22         (0.36)       117
   1997                                           (1.31)       18.10        23.01       2.22         (0.09)        77
   1996                                           (2.32)       15.79        14.54       2.32          0.33         88
   1995                                           (0.62)       15.83        23.20       2.33          0.40         68
   1994                                           (0.46)       13.36        (2.55)      2.40          0.39         97
 ZWEIG APPRECIATION FUND CLASS I (4)
   1998                                           (1.83)       16.43        (0.67)      1.22          0.64        117
   1997                                           (1.44)       18.46        24.17       1.22          0.91         77
   1996                                           (2.30)       16.04         6.30**     1.32*         1.33*        88
 ZWEIG MANAGED ASSETS CLASS A (1)
   1998                                           (0.42)       14.18        14.87       1.51          2.77         62
   1997                                           (1.99)       12.72        15.47       1.59          2.40        168
   1996                                           (0.94)       12.75         9.80       1.64          2.64        187
   1995                                           (1.15)       12.48        16.26       1.59          3.69        239
   1994                                           (0.26)       11.76        (2.93)      1.68          2.70        299
 ZWEIG MANAGED ASSETS CLASS B (3)
   1998                                           (0.30)       14.28        14.06       2.21          2.07         62
   1997                                           (1.99)       12.79        14.67       2.29          1.70        168
   1996                                           (0.66)       12.90         9.11**     2.34*         1.94*       187
 ZWEIG MANAGED ASSETS CLASS C (1)
   1998                                           (0.33)       14.07        14.03       2.21          2.07         62
   1997                                           (1.99)       12.63        14.67       2.29          1.70        168
   1996                                           (0.85)       12.76         9.03       2.34          1.94        187
   1995                                           (1.02)       12.49        15.44       2.29          2.99        239
   1994                                           (0.18)       11.73        (3.66)      2.38          2.00        299
 ZWEIG MANAGED ASSETS CLASS I (4)
   1998                                           (0.71)       14.31        15.16       1.21          3.07         62
   1997                                           (1.99)       13.05        15.88       1.29          2.70        168
   1996                                           (0.53)       12.99         3.83**     1.34*         2.94*       187
 ZWEIG GROWTH & INCOME FUND CLASS A (5)
   1998 (16)                                      (0.11)       13.40        (1.61)      1.56          0.82        152
   1997 (15)                                      (0.24)       13.73        23.12       1.30          2.26        120
   1996 (14)                                      (0.01)       11.37         0.39**     1.30*         1.47*         2


                                              NET ASSETS
YEAR                                         END OF YEAR
ENDED                                     (IN THOUSANDS)
- ---------------------------------------  ---------------
 ZWEIG STRATEGY FUND CLASS A
   1998                                      $   409,065
   1997                                          565,721
   1996                                          581,149
   1995                                          558,286
   1994                                          424,805
 ZWEIG STRATEGY FUND CLASS B (3)
   1998                                           82,531
   1997                                           76,820
   1996                                           42,317
 ZWEIG STRATEGY FUND CLASS C
   1998                                          423,791
   1997                                          591,512
   1996                                          621,334
   1995                                          530,300
   1994                                          307,011
 ZWEIG STRATEGY FUND CLASS I (4)
   1998                                            1,407
   1997                                            1,070
   1996                                              903
 ZWEIG APPRECIATION FUND CLASS A
   1998                                          240,900
   1997                                          293,809
   1996                                          275,935
   1995                                          272,590
   1994                                          213,400
 ZWEIG APPRECIATION FUND CLASS B (3)
   1998                                           30,370
   1997                                           22,122
   1996                                            8,350
 ZWEIG APPRECIATION FUND CLASS C
   1998                                          201,789
   1997                                          248,584
   1996                                          218,714
   1995                                          195,204
   1994                                          139,397
 ZWEIG APPRECIATION FUND CLASS I (4)
   1998                                            2,760
   1997                                            2,735
   1996                                            2,202
 ZWEIG MANAGED ASSETS CLASS A (1)
   1998                                          122,085
   1997                                          110,908
   1996                                          114,837
   1995                                          141,110
   1994                                          154,441
 ZWEIG MANAGED ASSETS CLASS B (3)
   1998                                           33,172
   1997                                           18,117
   1996                                            6,339
 ZWEIG MANAGED ASSETS CLASS C (1)
   1998                                          429,655
   1997                                          407,625
   1996                                          426,194
   1995                                          527,432
   1994                                          570,710
 ZWEIG MANAGED ASSETS CLASS I (4)
   1998                                            1,848
   1997                                            2,645
   1996                                            2,893
 ZWEIG GROWTH & INCOME FUND CLASS A (5)
   1998 (16)                                       8,172
   1997 (15)                                       6,836
   1996 (14)                                       2,508

54
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
                                   INDICATED

                                                                            NET
                                                NET                    REALIZED                                DISTRIBUTIONS
                                              ASSET           NET           AND                   DIVIDENDS         FROM NET
                                              VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
YEAR                                      BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                       OF YEAR        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
- ---------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 ZWEIG GROWTH & INCOME FUND CLASS B (5)
   1998 (16)                               $  13.73      $   0.02      $  (0.34)     $  (0.32)     $  (0.02)              --
   1997 (15)                                  11.37          0.16          2.36          2.52         (0.16)              --
   1996 (14)                                  11.34          0.01          0.03          0.04         (0.01)              --
 ZWEIG GROWTH & INCOME FUND CLASS C (5)
   1998 (16)                                  13.71          0.02         (0.34)        (0.32)        (0.02)              --
   1997 (15)                                  11.38          0.17          2.33          2.50         (0.17)              --
   1996 (14)                                  11.34          0.01          0.04          0.05         (0.01)              --
 ZWEIG GROWTH & INCOME FUND CLASS I (5)
   1998 (16)                                  13.77          0.15         (0.33)        (0.18)        (0.15)              --
   1997 (15)                                  11.37          0.24          2.40          2.64         (0.24)              --
   1996 (14)                                  11.34          0.02          0.03          0.05         (0.02)              --
 ZWEIG FOREIGN EQUITY FUND CLASS A (7)
   1998 (18)                                  11.45          0.08          0.96          1.04         (0.10)              --
   1997 (17)                                  11.34          0.01          0.11          0.12         (0.01)              --
 ZWEIG FOREIGN EQUITY FUND CLASS B (7)
   1998 (18)                                  11.45          0.04          0.92          0.96         (0.06)              --
   1997 (17)                                  11.34          0.01          0.11          0.12         (0.01)              --
 ZWEIG FOREIGN EQUITY FUND CLASS C (7)
   1998 (18)                                  11.45          0.05          0.90          0.95         (0.07)              --
   1997 (17)                                  11.34          0.01          0.11          0.12         (0.01)              --
 ZWEIG FOREIGN EQUITY FUND CLASS I (7)
   1998 (18)                                  11.46          0.16          0.91          1.07         (0.18)              --
   1997 (17)                                  11.34          0.02          0.12          0.14         (0.02)              --
 ZWEIG GOVERNMENT FUND CLASS A
   1998                                       10.09          0.53          0.35          0.88         (0.53)              --
   1997                                        9.81          0.52          0.28          0.80         (0.52)              --
   1996 (13)                                  10.39          0.53         (0.58)        (0.05)        (0.53)              --
   1995+                                       9.63          0.52          0.77          1.29         (0.53)              --
   1994                                       10.43          0.50         (0.79)        (0.29)        (0.51)              --
 ZWEIG GOVERNMENT FUND CLASS B (3)
   1998                                       10.15          0.44          0.37          0.81         (0.44)              --
   1997                                        9.86          0.46          0.26          0.72         (0.43)              --
   1996 (13)                                   9.76          0.29          0.11          0.40         (0.30)              --
 ZWEIG GOVERNMENT FUND CLASS C
   1998                                       10.08          0.47          0.36          0.83         (0.49)              --
   1997                                        9.81          0.48          0.27          0.75         (0.48)              --
   1996 (13)                                  10.38          0.49         (0.58)        (0.09)        (0.48)              --
   1995+                                       9.62          0.48          0.76          1.24         (0.48)              --
   1994                                       10.40          0.46         (0.79)        (0.33)        (0.45)              --
 ZWEIG GOVERNMENT FUND CLASS I (6)
   1998                                       10.11          0.55          0.37          0.92         (0.55)              --
   1997                                        9.88          0.26          0.23          0.49         (0.26)              --
 ZWEIG GOVERNMENT CASH FUND CLASS A (2)
   1998 (11)                                   1.00          0.05            --          0.05         (0.05)              --
   1997 (10)                                   1.00          0.05            --          0.05         (0.05)              --
   1996 (9)                                    1.00          0.05            --          0.05         (0.05)              --
   1995 (8)                                    1.00          0.05            --          0.05         (0.05)              --
   1994                                        1.00          0.03            --          0.03         (0.03)              --
 ZWEIG GOVERNMENT CASH FUND CLASS B (3)
   1998 (11)                                   1.00          0.04            --          0.04         (0.04)              --
   1997 (10)                                   1.00          0.04            --          0.04         (0.04)              --
   1996 (9)                                    1.00          0.03            --          0.03         (0.03)              --
 ZWEIG GOVERNMENT CASH FUND CLASS C (2)
   1998 (11)                                   1.00          0.05            --          0.05         (0.05)              --
   1997 (10)                                   1.00          0.05            --          0.05         (0.05)              --
   1996 (9)                                    1.00          0.05            --          0.05         (0.05)              --
   1995 (8)                                    1.00          0.05            --          0.05         (0.05)              --
   1994                                        1.00          0.03            --          0.03         (0.03)              --
 ZWEIG GOVERNMENT CASH FUND CLASS I (4)
   1998 (11)                                   1.00          0.05            --          0.05         (0.05)              --
   1997 (10)                                   1.00          0.05            --          0.05         (0.05)              --
   1996 (9)                                    1.00          0.01            --          0.01         (0.01)              --

                                                                                         RATIOS TO AVERAGE
                                                                                                NET ASSETS
                                                  TOTAL    NET ASSET                ----------------------
                                              DIVIDENDS        VALUE                                   NET   PORTFOLIO
YEAR                                                AND          END        TOTAL               INVESTMENT   TURNOVER
ENDED                                     DISTRIBUTIONS      OF YEAR    RETURN***   EXPENSES        INCOME       RATE
- ---------------------------------------  --------------   ----------   ----------   --------   -----------   --------
 ZWEIG GROWTH & INCOME FUND CLASS B (5)
   1998 (16)                                 $    (0.02)    $  13.39     $  (2.33)      2.26%         0.12%       152%
   1997 (15)                                      (0.16)       13.73        22.29       2.00          1.56        120
   1996 (14)                                      (0.01)       11.37         0.33**     2.00*         0.77*         2
 ZWEIG GROWTH & INCOME FUND CLASS C (5)
   1998 (16)                                      (0.02)       13.37        (2.34)      2.26          0.12        152
   1997 (15)                                      (0.17)       13.71        22.15       2.00          1.56        120
   1996 (14)                                      (0.01)       11.38         0.42**     2.00*         0.77*         2
 ZWEIG GROWTH & INCOME FUND CLASS I (5)
   1998 (16)                                      (0.15)       13.44        (1.31)      1.26          1.12        152
   1997 (15)                                      (0.24)       13.77        23.42       1.00          2.56        120
   1996 (14)                                      (0.02)       11.37         0.41**     1.00*         1.77*         2
 ZWEIG FOREIGN EQUITY FUND CLASS A (7)
   1998 (18)                                      (0.10)       12.39         9.08       1.80          1.14         40
   1997 (17)                                      (0.01)       11.45         1.09**     1.80*         1.20*        64*
 ZWEIG FOREIGN EQUITY FUND CLASS B (7)
   1998 (18)                                      (0.06)       12.35         8.36       2.50          0.44         40
   1997 (17)                                      (0.01)       11.45         1.03**     2.50*         0.50*        64*
 ZWEIG FOREIGN EQUITY FUND CLASS C (7)
   1998 (18)                                      (0.07)       12.33         8.27       2.50          0.44         40
   1997 (17)                                      (0.01)       11.45         1.03**     2.50*         0.50*        64*
 ZWEIG FOREIGN EQUITY FUND CLASS I (7)
   1998 (18)                                      (0.18)       12.35         9.32       1.50          1.44         40
   1997 (17)                                      (0.02)       11.46         1.22**     1.50*         1.50*        64*
 ZWEIG GOVERNMENT FUND CLASS A
   1998                                           (0.53)       10.44         8.91       1.32          5.09         48
   1997                                           (0.52)       10.09         8.42       1.36          5.26        128
   1996 (13)                                      (0.53)        9.81        (0.42)      1.14          5.25        170
   1995+                                          (0.53)       10.39        13.84       1.26          5.22        195
   1994                                           (0.51)        9.63        (2.83)      1.28          5.07        191
 ZWEIG GOVERNMENT FUND CLASS B (3)
   1998                                           (0.44)       10.52         8.20       2.02          4.39         48
   1997                                           (0.43)       10.15         7.55       2.06          4.56        128
   1996 (13)                                      (0.30)        9.86         4.16**     1.84*         4.55*       170
 ZWEIG GOVERNMENT FUND CLASS C
   1998                                           (0.49)       10.42         8.46       1.77          4.64         48
   1997                                           (0.48)       10.08         7.86       1.81          4.81        128
   1996 (13)                                      (0.48)        9.81        (0.82)      1.59          4.80        170
   1995+                                          (0.48)       10.38        13.27       1.71          4.77        195
   1994                                           (0.45)        9.62        (3.18)      1.73          4.62        191
 ZWEIG GOVERNMENT FUND CLASS I (6)
   1998                                           (0.55)       10.48         9.33       1.02          5.39         48
   1997                                           (0.26)       10.11         5.01**     1.06*         5.56*       128
 ZWEIG GOVERNMENT CASH FUND CLASS A (2)
   1998 (11)                                      (0.05)        1.00         4.91       0.65          4.75        N/A
   1997 (10)                                      (0.05)        1.00         4.97       0.65          4.85        N/A
   1996 (9)                                       (0.05)        1.00         4.83       0.65          4.73        N/A
   1995 (8)                                       (0.05)        1.00         5.08       0.87          4.97        N/A
   1994                                           (0.03)        1.00         2.55**     0.62**        2.52**      N/A
 ZWEIG GOVERNMENT CASH FUND CLASS B (3)
   1998 (11)                                      (0.04)        1.00         4.18       1.35          3.97        N/A
   1997 (10)                                      (0.04)        1.00         4.24       1.35          4.15        N/A
   1996 (9)                                       (0.03)        1.00         3.03**     1.35*         4.03*       N/A
 ZWEIG GOVERNMENT CASH FUND CLASS C (2)
   1998 (11)                                      (0.05)        1.00         4.91       0.65          4.73        N/A
   1997 (10)                                      (0.05)        1.00         4.97       0.65          4.85        N/A
   1996 (9)                                       (0.05)        1.00         4.83       0.65          4.73        N/A
   1995 (8)                                       (0.05)        1.00         5.08       0.87          4.97        N/A
   1994                                           (0.03)        1.00         2.55**     0.62**        2.52**      N/A
 ZWEIG GOVERNMENT CASH FUND CLASS I (4)
   1998 (11)                                      (0.05)        1.00         5.23       0.35          5.15        N/A
   1997 (10)                                      (0.05)        1.00         5.28       0.35          5.15        N/A
   1996 (9)                                       (0.01)        1.00         0.80**     0.35*         5.03*       N/A


                                              NET ASSETS
YEAR                                         END OF YEAR
ENDED                                     (IN THOUSANDS)
- ---------------------------------------  ---------------
 ZWEIG GROWTH & INCOME FUND CLASS B (5)
   1998 (16)                                 $    16,416
   1997 (15)                                      11,920
   1996 (14)                                       2,693
 ZWEIG GROWTH & INCOME FUND CLASS C (5)
   1998 (16)                                      14,364
   1997 (15)                                      13,525
   1996 (14)                                       4,509
 ZWEIG GROWTH & INCOME FUND CLASS I (5)
   1998 (16)                                       1,664
   1997 (15)                                       1,686
   1996 (14)                                         101
 ZWEIG FOREIGN EQUITY FUND CLASS A (7)
   1998 (18)                                       2,122
   1997 (17)                                         414
 ZWEIG FOREIGN EQUITY FUND CLASS B (7)
   1998 (18)                                       1,873
   1997 (17)                                         713
 ZWEIG FOREIGN EQUITY FUND CLASS C (7)
   1998 (18)                                       3,384
   1997 (17)                                       1,177
 ZWEIG FOREIGN EQUITY FUND CLASS I (7)
   1998 (18)                                       1,107
   1997 (17)                                       1,012
 ZWEIG GOVERNMENT FUND CLASS A
   1998                                           29,767
   1997                                           28,062
   1996 (13)                                      33,848
   1995+                                          42,207
   1994                                           47,622
 ZWEIG GOVERNMENT FUND CLASS B (3)
   1998                                            2,199
   1997                                            1,215
   1996 (13)                                         513
 ZWEIG GOVERNMENT FUND CLASS C
   1998                                           11,859
   1997                                           10,199
   1996 (13)                                      14,330
   1995+                                          19,778
   1994                                           22,599
 ZWEIG GOVERNMENT FUND CLASS I (6)
   1998                                            3,088
   1997                                            1,050
 ZWEIG GOVERNMENT CASH FUND CLASS A (2)
   1998 (11)                                       8,290
   1997 (10)                                       2,472
   1996 (9)                                        3,360
   1995 (8)                                        3,661
   1994                                            4,303
 ZWEIG GOVERNMENT CASH FUND CLASS B (3)
   1998 (11)                                       1,738
   1997 (10)                                         336
   1996 (9)                                           33
 ZWEIG GOVERNMENT CASH FUND CLASS C (2)
   1998 (11)                                       6,624
   1997 (10)                                       2,661
   1996 (9)                                        4,535
   1995 (8)                                        4,458
   1994                                            5,040
 ZWEIG GOVERNMENT CASH FUND CLASS I (4)
   1998 (11)                                       2,884
   1997 (10)                                         100
   1996 (9)                                        1,401

                                                                              55

                                                                            NET
                                                NET                    REALIZED                                DISTRIBUTIONS
                                              ASSET           NET           AND                   DIVIDENDS         FROM NET
                                              VALUE    INVESTMENT    UNREALIZED    TOTAL FROM      FROM NET         REALIZED
YEAR                                      BEGINNING        INCOME         GAINS    INVESTMENT    INVESTMENT          CAPITAL
ENDED                                       OF YEAR        (LOSS)      (LOSSES)    OPERATIONS        INCOME            GAINS
- ---------------------------------------  ----------   -----------   -----------   -----------   -----------   --------------
 ZWEIG GOVERNMENT CASH FUND CLASS M (12)
   1998                                    $   1.00      $   0.05            --      $   0.05      $  (0.05)              --
   1997                                        1.00          0.05            --          0.05         (0.05)              --
   1996                                        1.00          0.05            --          0.05         (0.05)              --
   1995                                        1.00          0.05            --          0.05         (0.05)              --
   1994                                        1.00          0.04            --          0.04         (0.04)              --

                                                                                         RATIOS TO AVERAGE
                                                                                                NET ASSETS
                                                  TOTAL    NET ASSET                ----------------------
                                              DIVIDENDS        VALUE                                   NET   PORTFOLIO
YEAR                                                AND          END        TOTAL               INVESTMENT   TURNOVER
ENDED                                     DISTRIBUTIONS      OF YEAR    RETURN***   EXPENSES        INCOME       RATE
- ---------------------------------------  --------------   ----------   ----------   --------   -----------   --------
 ZWEIG GOVERNMENT CASH FUND CLASS M (12
   1998                                      $    (0.05)    $   1.00     $   5.16       0.41%         5.01%       N/A
   1997                                           (0.05)        1.00         5.22       0.41          5.09        N/A
   1996                                           (0.05)        1.00         5.09       0.40          4.98        N/A
   1995                                           (0.05)        1.00         5.32       0.64          5.20        N/A
   1994                                           (0.04)        1.00         3.67       0.70          3.58        N/A


                                              NET ASSETS
YEAR                                         END OF YEAR
ENDED                                     (IN THOUSANDS)
- ---------------------------------------  ---------------
 ZWEIG GOVERNMENT CASH FUND CLASS M (12
   1998                                      $    75,264
   1997                                           56,599
   1996                                           45,271
   1995                                           48,515
   1994                                           78,149

- ----------

(1)  Commenced operations on February 8, 1993.
(2)  Commenced operations on May 1, 1994.
(3)  Commenced operations on April 8, 1996.
(4)  Commenced operations on November 1, 1996.
(5)  Commenced operations on November 26, 1996.
(6)  Commenced operations on July 14, 1997.
(7)  Commenced operations on November 21, 1997.
(8) During 1995, the Manager voluntarily reimbursed Zweig Cash Fund Class A and Class C $.005 and $.003 per share (0.47% and 0.28% ratio of expenses to average net assets), respectively.
(9) During 1996, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.60%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.
(10) During 1997, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.011, $.058, $.01 and $.005 per share (1.09%, 6.14%, 1.00% and 0.47% ratio of expenses to average net assets), respectively.
(11) During 1998, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.007, $.024, $.007 and $.011 per share (0.65%, 2.35%, 0.73% and 1.12% ratio of expenses to average net assets), respectively.
(12) During 1998, 1997, 1996, 1995 and 1994, the Manager voluntarily reimbursed Zweig Cash Fund Class M $.003, $.003, $.003, $.001 and $.002 per share (0.28%, 0.32%, 0.32%, 0.10% and 0.15% ratio of expenses to average net assets), respectively.
(13) During 1996, the Manager voluntarily reimbursed Zweig Government Fund Class A, Class B and Class C $.002, $.003 and $.002 per share (0.22%, 0.26% and 0.22% ratio of expenses to average net assets), respectively.
(14) During 1996, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.021, $.021, $.021 and $.021 per share (2.07%, 2.07%, 2.07% and 2.07% ratio of expenses to average net assets), respectively.
(15) During 1997, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.08, $.08, $.08 and $.08 per share (0.70%, 0.70%, 0.70% and 0.70% ratio of expenses to average net assets), respectively.
(16) During 1998, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.005, $.005, $.005 and $.005 per share (0.05%, 0.05%, 0.05% and 0.05% ratio of expenses to average net assets), respectively.
(17) During 1997, the Manager voluntarily reimbursed Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.03, $.03, $.03 and $.03 per share (3.35%, 3.35%, 3.35% and 3.35% ratio of expenses to average net assets), respectively.
(18) During 1998, the Manager voluntarily reimbursed Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.20, $.20, $.20 and $.20 per share (2.20%, 2.20%, 2.20% and 2.20% ratio of expenses to average net assets), respectively.

*    Annualized
**   Not Annualized
*** Total Return does not consider the effect of any initial or contingent deferred sales charge.
+    Based on the average of the number of shares outstanding during the year.

56
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Zweig Series Trust

    In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Zweig Series Trust (constituting Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund, hereafter referred to as the "Fund") at December 31, 1998, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
January 25, 1999

                               PHOENIX-ZWEIG TRUST


                            PART C--OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS
             a.1.  Agreement and Declaration of Trust.(9)

               b.  By-Laws of the Trust. (9)

               c. Instruments defining shareholder rights incorporated by reference to Exhibits a.1 and a.2 above.

             d.1. Management Agreement between the Trust and Zweig/Glaser Advisers LLC.(11)

             d.2. Servicing Agreement between Zweig/Glaser Advisers LLC and Zweig Consulting LLC(11)

             e.1. Distribution Agreement between the Trust and Phoenix Equity Planning Corporation.(11)


               f.  None.

             g.1. Form of Custody Agreement (the "Custody Agreement") between the Registrant and Bank of New York.(3)

             h.1. Form of Transfer Agency Agreement (the "Transfer Agency Agreement") between the Trust and PEPCO.(12)


               i.  None.

             j.1. Consent of PricewaterhouseCoopers LLP, Independent Public Accountants.(11)


               k.  None.

             l.1. Subscription Agreement for Shares of the Government Securities.(2)

             l.2.  Subscription Agreement for Shares of the Zweig Strategy
                   Fund.(4)

             l.3. Subscription Agreement for Class C (f/k/a B Shares) Shares of the Trust.(6)

             l.4.  Subscription Agreement for Shares of Zweig Managed Assets.(7)

             l.5. Subscription Agreement for Shares of the Zweig Appreciation Fund.(1)

             m.1.  Distribution Plan pursuant to Rule 12b-1 as Exhibit 15.(11)

               n.  Financial Data Schedules, reflected on EDGAR as Exhibit
                   27.(11)

             o.1.  Amended and Restated Rule 18f-3 Plan as Exhibit 18.(10)

             p.1. Powers of Attorney for S. Leland Dill, Claire B. Benenson, James Balog, and Donald Romans.(9)

            ----------

              (1) Incorporated by reference to the Trust's Registration Statement on Form N-1A, filed previously on September 28, 1984.

              (2) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Trust on Form N-1A, filed previously on November 27, 1985.

              (3) Incorporated by reference to Post-effective Amendment No. 3 to the Registration Statement of the Trust on Form N-1A, filed previously on February 28, 1986.

              (4) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of the Trust on Form N-1A, filed previously on October 20, 1989.

              (5) Incorporated by reference to Post Effective Amendment No. 22 to the Registration Statement of the Trust on Form N-1A, filed previously on April 20, 1990.

              (6) Incorporated by reference to Post Effective Amendment No. 34 to the Registration Statement of the Trust on Form N-1A, filed previously on March 2, 1992.

              (7) Incorporated by reference to Post Effective Amendment No. 37 to the Registration Statement of the Trust on Form N-1A, filed previously on February 26, 1993.

              (8) Incorporated by reference to Post Effective Amendment No. 40 to the Registration Statement of the Trust on Form N-1A, filed previously on July 5, 1995.

              (9) Incorporated by reference to Post Effective Amendment No. 42 to the Registration Statement of the Trust on Form N-1A, filed previously on April 30, 1996.

             (10) Incorporated by reference to Post Effective Amendment No. 45 to the Registration Statement of the Trust on Form N-1A, filed previously on August 20, 1997.


             (11) Filed with Post-Effective Amendment No. 48 on Form N-1A on May 3, 1999.

             (12)  To be filed by amendment.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    The Fund does not control and is not under common control with any other person.

ITEM 25. INDEMNIFICATION

    The Agreement and Declaration of Trust dated April 26, 1996 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

    All of the information required by this item is set forth in the Form ADV, as currently amended, of Zweig/Glaser Advisers LLC and Zweig Consulting LLC (SEC File Nos. 801-56470 and 801-56184), which is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER
    (a) PEPCO also serves as the principal underwriter for the following other investment companies:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix-Euclid Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
Michael E. Haylon                                     Director                                                  None
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


Philip R. McLoughlin                                  Director and President                                    None
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


              NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------
William R. Moyer                                      Director, Senior Vice President and                       None
100 Bright Meadow Boulevard                           Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry                                        Executive Vice President,                                 None
56 Prospect St.                                       Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel                                    Managing Director,                                        None
56 Prospect St.                                       Operations and Services
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Vice President, Mutual Fund                               None
101 Munson Street                                     Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss                                      Vice President and Treasurer,                             None
56 Prospect St.                                       Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg                                   Vice President, Counsel and                               None
56 Prospect St.                                       Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                  Assistant Vice President,                                 None
56 Prospect Street                                    Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of (1) the Registrant at 900 Third Avenue, 31st Floor, New York, New York 10022, (2) Zweig Consulting LLC, at 900 Third Avenue, New York, New York 10022, (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, Enfield, CT 06082.

ITEM 29. MANAGEMENT SERVICES
    The information required by this Item is included in the Statement of Additional Information.

ITEM 30. UNDERTAKINGS
    Not Applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 3rd day of May, 1999.


                                   PHOENIX-ZWEIG TRUST

ATTEST:                            BY: /S/ EUGENE J. GLASER
                                       -----------------------------------------
                                           EUGENE J. GLASER
                                           CHAIRMAN

    Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 3rd day of May, 1999.


                     SIGNATURE                                   TITLE
                     ---------                                   -----
                                                            Trustee
       ---------------------------------------
       Claire B. Benenson*
                                                            Trustee
       ---------------------------------------
       James Balog*

                                                            Trustee
       ---------------------------------------
       S. Leland Dill*

       /s/ Eugene J. Glaser                                 Chairman, Chief
       ---------------------------------------
       Eugene J. Glaser                                     Executive Officer,
                                                            Trustee
       ---------------------------------------
       Donald Romans*
                                                            Trustee
       ---------------------------------------


*By    /s/ Eugene J. Glaser
       ---------------------------------------
*      Eugene J. Glaser, Attorney-in-fact
       pursuant to powers of attorney
       previously filed.



                                      S-1